EXHIBIT 10.29

WATER’S EDGE

LOS ANGELES, CALIFORNIA

OFFICE LEASE

PLAYA VISTA — WATER’S EDGE, LLC,

a Delaware limited liability company,

as Landlord,

and

ELECTRONIC ARTS INC.,

a Delaware corporation,

as Tenant.

WATER’S EDGE
[Electronic Arts]
EOP Matter ID No. 7467

WATER’S EDGE
[Electronic Arts]
(i)	EOP Matter ID No. 7467

EXHIBITS

A	OUTLINE OF PREMISES
A-1	SITE PLAN
A-2	BUILDING 3 LOCATION LIMITATION (WHEN AND IF BUILDING 3 IS CONSTRUCTED)
A-3	OUTLINE OF LANDLORD STAGING AREA (DURING CONSTRUCTION OF BUILDING 3)
B	RULES AND REGULATIONS
C	NOTICE OF LEASE TERM DATES
D	TENANT WORK LETTER
E	FORM OF TENANT’S ESTOPPEL CERTIFICATE
F	PRE-APPROVE SIGNAGE LOCATIONS
G	FORM OF TELECOMMUNICATION AGREEMENT
H	OUTLINE OF FIELD (PRIOR TO CONSTRUCTION OF BUILDING 3)
H-1	OUTLINE OF FIELD (FOLLOWING CONSTRUCTION OF BUILDING 3)
I	INTENTIONALLY DELETED
J	FORM OF MEMORANDUM OF LEASE
K	FORM OF RECOGNITION OF AMENDMENT TO COVENANTS, CONDITIONS AND RESTRICTIONS
L	INTENTIONALLY DELETED
M	HVAC SPECIFICATIONS
N	JANITORIAL SPECIFICATIONS

WATER’S EDGE
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INDEX

Page(s)

AAA	84
Abatement Event	60
Abatement Event Termination Date	61
Abatement Event Termination Notice	61
Actual Cost	33
ADA	69
Additional Capped Expenses	20
Additional Rent	12
Advocate Arbitrators	10
Affiliate	54
Aisle Parking Cap	73
Alterations	37
Analysis Period	6
Applicable Laws	68
Applicable Reassessment	26
Approved Construction Drawings	Exhibit D
Arbitration Award	84
Arbitration Notice	84
Arbitrator	84
Architect	Exhibit D
Award	10
Bank	62
Base Building	39
Base Parking Personnel	74
Base Rent	12
Brokers	79
BS/BS Exception	35
Building	2
Building 1	2
Building 2	2
Building 3	1
Building 3 Construction Period	63
Building 3 Monument	67
Building 3 Project	63
Building Signage	66
Building Structure	35
Building Systems	35
Buildings	2
Business Affiliate	55
Business Hours	29
Card Key System	31
Casualty Termination Notice	49
Claims	42
Code	Exhibit D

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Page(s)

Commencement Date Delay	Exhibit D
Common Area Allowance	Exhibit D
Common Area Alterations	37
Common Area Improvements	Exhibit D. Exhibit D
Common Areas	2
Common Use Area Improvements	4
Comparable Buildings	4
Comparable Transactions	11
Connections	Exhibit J
Consent	Exhibit D
Construction Drawings	Exhibit D
Contract	Exhibit D
Contractor	Exhibit D
Coordination Fee	Exhibit D
Cosmetic Alterations	37
Cresa Partner’s Agreement	79
Cresa Partner’s Commission	79
Damage Termination Date	48
Damage Termination Notice	48
Default	58
Delay Notice	Exhibit D
Design Problem	37
Designation Notice	Exhibit J
Direct Expenses	13
Directional Signage	66
Disability Codes	69
Downtime Start Date	53
Drawing Change Notice	Exhibit D
Early Rent	6
Earthquake Coverage	43
Eligibility Period	61
Engineers	Exhibit D
Environmental Claims	80
Environmental Laws	80
EOP Member	30
Estimate	21
Estimate Statement	21
Estimated Expenses	21
Excepted Matters	85
Excess Cards	6
Excess Visitors	74
Exercise Interest Notice	9
Exercise Notice	9
Existing Parking Garage	73
Expense Year	13

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Page(s)

Exterior Signage	67
Fair Market Rental Rate	11
Fence	3
Fence Allowance	Exhibit D
Field Re-Construction	64
Field Re-Construction Allowance	65
Final Space Plan	Exhibit D
First Analysis Period	7
Force Majeure	77
Full Access Cards	6
Furniture	4
Generator	86
Hazardous Material(s)	80
HVAC	29
HVAC Standards	34
HVAC Units	34
HVAC Upgrade Costs	34
Indoor Air Quality Standard	29
Insurance Reduction Notice	43
Interest Rate	15
JAMS	84
Landlord	1
Landlord Affiliate	26
Landlord Caused Delay	Exhibit D
Landlord Compliance Conditions	69
Landlord Contribution	48
Landlord Member	26
Landlord Parties	41
Landlord Repair Notice	46
Landlord Staging Area	64
Landlord’s TI Proceeds	45
Lease	1
Lease Commencement Date	5
Lease Expiration Date	5
Lease Term	5
Lease Year	5
Lien Holder	58
Management Staff Limitation	14
Material Default	9
Maximum Parking Allotment	8
Memorandum	1
Memorandum of Lease	76
Minimum Parking Allotment	8
Monetary Default	58
Monthly Valet Allowance	74

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Page(s)

Monument Signs	67
Neutral Arbitrator	10
Neutral Engineer	34
New Parking Garage	73
Non-Abatement Events	62
Non-Contribution Items	Exhibit D
Non-Disturbance Agreement	57
Notice of Exercise	Exhibit J
Notice of Lease Term Dates	6
Notices	78
number of days	Exhibit D
Objectionable Name	68
Operating Expenses	13
Option Rent	9
Option Rent Notice	9
Option Term	8
Option Term TI Allowance	11
Option to Extend	2
Other Items	Exhibit D
Outside Agreement Date	9
Overlap Period	61
Patio	4
Permits	Exhibit D
Playa Capital	54
Playa Capital Sublease	54
Pre-Existing Hazardous Materials	80
Premises	1
Prevailing Party	84
Project	1
Project Name	67
Proposition 13	19
Proposition 13 Protection Amount	26
Proposition 13 Purchase Price	26
Protected Expenses	22
Purchase Option Agreement	77
Reassessment	25
Remediation Program	81
Removal Designation Reminder	40
Rent	12
Requesting Party	57
Review Period	51
Reviewed Expense Statement	22
Reviewed Expenses	22
Reviewed Expenses Threshold	22
Revised Completion Date	49

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Page(s)

Revised Completion Date Notice	49
Roof Location	86
Sale	25
Second Analysis Period	7
Secured Areas	71
Special Use Areas	4
Stairs	4
Statement	20
Stipulated Rates Cutoff Date	73
Storage Space	87
Subject Space	51
Subleasing Costs	53
Submittal Date	Exhibit D
Substantial Completion	Exhibit D
Summary	1
Supplemental Statement	21
Supplemental TI Allowance	8
Surface Parking Lot	73
Tax Expenses	18
Tax Increase	25
Tax Notice	25
Techtonics	Exhibit D
Telecommunication Devices	Exhibit J
Telecommunication Equipment	86
Tenant	1
Tenant Change	Exhibit D
Tenant Designated HVAC Hours	29
Tenant HVAC System	34
Tenant Improvement Allowance	Exhibit D
Tenant Improvement Allowance Items	Exhibit D
Tenant Improvements	Exhibit D
Tenant Parties	42
Tenant Work Letter	1
Tenant’s Agents	Exhibit D
Tenant’s Contractors	Exhibit D
Tenant’s Share	20
Third Analysis Period	7
Tranche 1	3
Tranche 1 Part A	3
Tranche 1 Part B	3
Tranche 1 Part B RSF Transition Date	3
Tranche 2	3
Tranche 3	3
Tranche 4	3
Tranche 4 Part A	3

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Page(s)

Tranche 4 Part B	3
Transaction Costs	54
Transfer Notice	51
Transfer Premium	53
Transferee	51
Transfers	51
Transmission Device	Exhibit J
Transmission Devices	Exhibit J
Transmission Devices Area	Exhibit J
under protest	83
Underlying Documents	28
Unusable Area	61
Valet Parking Personnel	73
Ventilation for Acceptable Indoor Air Quality	29
Voluntary Compliance	34
Walkway	4
Water Features	4

WATER’S EDGE
[Electronic Arts]
EOP Matter ID No. 7467

(vi)

SUMMARY OF BASIC LEASE INFORMATION

     This Summary of Basic Lease Information (the “Summary”) is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the “Lease”) which pertains to the multi-office building project described in Section 6.1 below (the “Project”). Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any initially capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

TERMS OF LEASE
(References are to
	the Office Lease)	DESCRIPTION

1.	Dated as of:	July 31, 2003.

2.	Landlord:	PLAYA VISTA — WATER’S EDGE, LLC, a Delaware limited liability company c/o Equity Office Properties

3.	Address of Landlord (Section 29.14):	550 South Hope Street, Suite 2200 Los Angeles, California 90071 Attention: Regional Senior Vice President

and to:

c/o Maguire Partners
555 West Fifth Street, Suite 500
Los Angeles, California 90013
Attention: Partner - Leasing

and to:

Equity Office
Two North Riverside Plaza, Suite 2100
Chicago IL, 60606
Attn: Los Angeles Regional Counsel

and to:

Allen, Matkins, Leck, Gamble & Mallory LLP
1901 Avenue of the Stars, Suite 1800
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq.

4.	Tenant:	ELECTRONIC ARTS INC., a Delaware corporation.

WATER’S EDGE
[Electronic Arts]
EOP Matter ID No. 7467

TERMS OF LEASE
(References are to
	the Office Lease)	DESCRIPTION

5.	Address of Tenant (Section 29.14):	640 North Sepulveda Boulevard Los Angeles, California 90049
Attention: Ted Schouten
(Prior to Lease Commencement Date)

And

at the Premises
Attention: Head of Facilities and COO EALA

(After Lease Commencement Date)

and

Electronic Arts
209 Redwood Shores Parkway
Redwood City, California 94065
Attention: General Counsel

and

209 Redwood Shores Parkway
Redwood City, California 94065
Attention: Senior Director of Facilities and
Corporate Services

(Prior to and After Commencement Date)

6.	Premises (Article 1).

	6.1 Project:	As defined in Section 1.1 of the Lease.

	6.2 Buildings:	The office building located at 5570 Lincoln Boulevard, Los Angeles, California (“Building 1”) and the office building located at 5510 Lincoln Boulevard, Los Angeles, California (“Building 2”) (each such building is referred to in this Lease as a “Building” and collectively, Building 1 and Building 2 are referred to in this Lease as the “Buildings”). The parties hereby agree that Building 1 consists of 57,569 rentable square feet of space, and that Building 2 consists of 185,189 rentable square feet of space. Landlord and Tenant hereby acknowledge and agree that the foregoing rentable area is based upon the rentable area of “Tranche 1 Part B” following the “Tranche 1 Part B RSF Transition Date,” as those terms are defined in Section 6 of this Summary.

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TERMS OF LEASE
(References are to
	the Office Lease)	DESCRIPTION

	6.3 Premises:	Approximately 65,913 rentable square feet (59,307 usable square feet) consisting of (i) 46,690 rentable square feet (42,445 usable square feet) (“Tranche 1 Part A”) on the fourth (4th) floor of Building 2, and (ii) 19,223 rentable square feet* (16,862 usable square feet) located on the ground floor of Building 2 (“Tranche 1 Part B”) (collectively, “Tranche 1”), approximately 57,569 rentable square feet (52,335 usable square feet) constituting all of Building 1 (“Tranche 2”), approximately 46,899 rentable square feet (42,635 usable square feet) on the third (3rd) floor of Building 2 (“Tranche 3”) and approximately 73,052 rentable square feet (66,411 usable square feet) consisting of (a) 46,923 rentable square feet (42,657 usable square feet) on the second (2nd) floor of Building 2 (“Tranche 4 Part A”), and (b) 26,129 rentable square feet (23,754 usable square feet) located on the ground floor of the Building 2 (“Tranche 4 Part B”) (collectively, “Tranche 4”), all as more particularly depicted on Exhibit A and consisting of a total of 243,432 rentable (220,688 usable) square feet of space located in the Buildings prior to the “Tranche I Part B RSF Transition Date,” as that term is defined below, and 242,758 rentable (220,688 usable) square feet of space located in the Buildings as of and following the Tranche I Part B RSF Transition Date, all as more particularly provided in this Lease.

7.	Term (Article 2).	* Upon the first day of the sixth (6th) Lease Year (the “Tranche 1 Part B RSF Transition Date”), the parties have agreed that the rentable square footage of Tranche 1 Part B shall be deemed to equal 18,548 rentable square feet. The usable square footage of Tranche 1 Part B shall not subject to modification. The Base Rent, as set forth in this Summary, is set forth to already reflect such rentable square footage modification.

	7.1 Lease Term:	Ten (10) years.

	7.2 Lease Commencement Date:	The Lease Commencement Date shall occur as set forth in Article 2 of the Lease.

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7.3	Lease Expiration Date:	The last day of the month in which the tenth (10th) annual anniversary of the Lease Commencement Date occurs, subject to extension as provided in Section 2.2 hereof.

8.	Base Rent (Article 3):

Tranche 1 Part A:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot

1	$812,406.00	$67,700.50	$17.40
2	$857,695.30	$71,474.61	$18.37
3	$904,385.30	$75,365.44	$19.37
4	$952,942.90	$79,411.91	$20.41
5	$1,002,901.20	$83,575.10	$21.48
6	$1,054,260.20	$87,855.02	$22.58
7	$1,107,486.80	$92,290.57	$23.72
8	$1,162,581.00	$96,881.75	$24.90
9	$1,219,542.80	$101,628.57	$26.12
10	$1,278,372.20	$106,531.02	$27.38

Tranche 1 Part B**:

	Annual Base	Monthly Installment
Lease Year	Rent	of Base Rent

1	$395,550.48	$32,962.54
2	$395,550.48	$32,962.54
3	$410,544.48	$34,212.04
4	$425,538.36	$35,461.53
5	$425,538.36	$35,461.53

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	Annual Base	Monthly Installment
Lease Year	Rent	of Base Rent

6	$440,865.24	$36,738.77
7	$440,865.24	$36,738.77
8	$456,445.56	$38,037.13
9	$472,025.88	$39,335.49
10	$472,025.88	$39,335.49

**Notwithstanding the foregoing or anything in this Lease to the contrary, (i) Tenant shall be entitled to a credit against the monthly Base Rent due for Tranche 1 Part B in the amount of $29,795.65 (prorated for any partial months) for each month during the Lease Term occurring prior to (but not including) January, 2004, (ii) Tenant shall be entitled to a credit against the monthly Base Rent due for Tranche 1 Part B in the amount of $12,000.00 for each month commencing as of January, 2004 and continuing through and including June, 2004, and (iii) Tenant shall be entitled to a credit against the monthly Base Rent due for Tranche 1 Part B for the twelfth (12th) and twenty-fourth (24th) full calendar months of the Lease Term applicable to Tenant’s lease of Tranche 1 Part B in the amount of $29,795.65 for each such month.

Tranche 2:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot

1	$1,001,700.60	$83,475.05	$17.40
2	$1,057,542.53	$88,128.54	$18.37
3	$1,115,111.53	$92,925.96	$19.37
4	$1,174,983.29	$97,915.27	$20.41
5	$1,236,582.12	$103,048.51	$21.48
6	$1,299,908.02	$108,325.67	$22.58
7	$1,365,536.68	$113,794.72	$23.72
8	$1,433,468.10	$119,455.68	$24.90
9	$1,503,702.28	$125,308.52	$26.12
10	$1,576,239.22	$131,353.27	$27.38

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    Tranche 3:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot

1	N/A	N/A	N/A
2	$861,534.63	$71,794.55	$18.37
3	$908,433.63	$75,702.80	$19.37
4	$957,208.59	$79,767.38	$20.41
5	$1,007,390.52	$83,949.21	$21.48
6	$1,058,979.42	$88,248.29	$22.58
7	$1,112,444.28	$92,703.69	$23.72
8	$1,167,785.10	$97,315.43	$24.90
9	$1,225,001.88	$102,083.49	$26.12
10	$1,284,094.62	$107,007.89	$27.38

    Tranche 4 Part A:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot

1	N/A	N/A	N/A
2	N/A	N/A	N/A
3	$908,898.51	$75,741.54	$19.37
4	$957,698.43	$79,808.20	$20.41
5	$1,007,906.04	$83,992.17	$21.48
6	$1,059,521.34	$88,293.45	$22.58
7	$1,113,013.56	$92,751.13	$23.72
8	$1,168,382.70	$97,365.23	$24.90

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			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot

9	$1,225,628.76	$102,135.73	$26.12
10	$1,284,751.74	$107,062.65	$27.38

Tranche 4 Part B:

			Annual Base Rent
	Annual Base	Monthly Installment	Per Rentable
Lease Year	Rent	of Base Rent	Square Foot

1	N/A	N/A	N/A
2	N/A	N/A	N/A
3	$506,118.73	$42,176.56	$19.37
4	$533,292.89	$44,441.07	$20.41
5	$561,250.92	$46,770.91	$21.48
6	$589,992.82	$49,166.07	$22.58
7	$619,779.88	$51,648.32	$23.72
8	$650,612.10	$54,217.68	$24.90
9	$682,489.48	$56,874.12	$26.12
10	$715,412.02	$59,617.67	$27.38

Tenant shall be required to pay “Early Rent,” as that term is defined in Section 2.1.2 of this Lease, with respect to Tranche 2, Tranche 3 and Tranche 4 as and to the extent provided for in Section 2.1.2 of this Lease.

9.	Additional Rent (Article 4)*.

9.1	Tenant’s Share of Direct Expenses for Tranche 1 Part A:	19.23%

9.2	Tenant’s Share of Direct Expenses for Tranche 1 Part B:	7.64%

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9.3	Tenant’s Share of Direct Expenses for Tranche 2:	23.71%

9.4	Tenant’s Share of Direct Expenses for Tranche 3:	19.32%

9.5	Tenant’s Share of Direct Expenses for Tranche 4 Part A:	19.33%

9.5	Tenant’s Share of Direct Expenses for Tranche 4 Part B:	10.76%

9.6	Tenant’s Share of Direct Expenses for entire Premises:	Upon the occurrence of the Tranche 4 Commencement Date, notwithstanding anything in this Section 9 to the contrary, Tenant’s Share of Direct Expenses shall equal 100%.

*Landlord and Tenant hereby acknowledge and agree that, for purposes of this Lease, “Tenant’s Share” shall at all times be calculated based upon the rentable square footage of the Project and of Tranche 1 Part B following the Tranche Part B RSF Transition Date.

10.	Security Deposit:	None

11.	Parking Pass Ratio (Article 28):	On and after the Lease Commencement Date, Tenant shall rent from Landlord four (4) unreserved parking passes for every 1,000 usable square feet of the Premises, as such may change from time to time, all subject to the terms of Article 28 of the Lease; provided, however, that, at any given time, Tenant shall only be required to rent from Landlord parking passes in an amount equal to four (4) parking passes per 1,000 usable square feet of the Tranches for which the applicable Tranche Rent Commencement Date has occurred (as such will increase from time to time, the “Minimum Parking Allotment”) and the maximum parking passes which may be rented by Tenant at any given time shall be an amount equal to four (4) parking passes per 1,000 usable square feet of the entire Premises (the “Maximum Parking Allotment”).

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12.	Brokers (Section 29.19):	CRESA Partners 11726 San Vicente Blvd., Suite 500 Los Angeles, California 90049 and Cushman & Wakefield of California, Inc. 2121 Avenue of the Stars, Suite 2400 Los Angeles, California 90067

13.	Permitted Use (Section 5):	General office use and any other legally permitted non-retail use consistent with a first-class office building project and uses incidental thereto, including a company store, game room, employee cafeteria, assembly area for company meetings, data center, training rooms, executive briefing rooms, focus rooms, library, sound recording areas, a/v edit rooms, audio rooms, conference rooms, team meeting areas, kitchen areas, test areas, mastering lab, a/v presentation rooms and gymnasium, all in accordance with the terms of this Lease and consistent with the character of the Project as a first-class office building project as long as Tenant’s primary use of the Premises is for general office purposes. In addition, Tenant shall have the right to use the Common Areas as sports facilities, for barbecues, and otherwise, subject to and in accordance with the terms of this Lease.

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OFFICE LEASE

     This Office Lease, which includes the preceding Summary of Basic Lease Information (the “Summary”) attached hereto as pages (1) through (9) and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the “Lease”), dated as of the date set forth in Section 1 of the Summary, is made by and between “Landlord” and “Tenant” as those terms are defined in Sections 2 and 4 of the Summary, respectively.

ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

     1.1 Premises, Building, Project and Common Areas.

          1.1.1 The Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6.3 of the Summary (the “Premises”). The outline of the Premises is set forth in Exhibit A attached hereto. Concurrently with the mutual execution and delivery of this Lease, Landlord shall deliver possession of the entire Premises to Tenant for the purpose of enabling Tenant to commence, subject to and in accordance with the terms of the Tenant Work Letter attached hereto as Exhibit D (the “Tenant Work Letter”), the design and construction of the “Tenant Improvements,” as that term is defined in the Tenant Work Letter, and Landlord’s failure to timely deliver the same shall constitute a “Landlord Caused Delay,” as that term is defined in Section 5.1 of the Tenant Work Letter. Subject to Landlord’s reasonable regulations, restrictions and guidelines, Tenant’s rights to the Premises include Tenant’s right to exclusively use and access the janitorial closets, risers, electrical and telephone rooms and conduit risers all for Tenant’s effective and efficient use of the Premises permitted hereunder and the ceilings, walls and floors above and below the Premises, to install and service wire, conduit and cable that service Tenant’s equipment in the Premises in accordance with, and subject to, the other terms and provisions of this Lease and Landlord’s rights hereunder with respect to such areas. Except as specifically set forth in this Lease and in the Tenant Work Letter, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business, except as specifically set forth in this Lease and the Tenant Work Letter.

          1.1.2 The Buildings and The Project. The Premises will constitute the entire rentable square footage of Building 1 and the entire rentable square footage of Building 2. Building 1 and Building 2 are part of an office project known as “Water’s Edge.” The term “Project,” as used in this Lease, shall mean (i) Building 1, Building 2, and the “Common Areas,” as that term is defined in Section 1.1.3, and (ii) the land (which will be improved with landscaping, parking facilities and other improvements) upon which Building 1, Building 2, and the Common Areas are located. At Landlord’s sole option, Landlord may construct a third building adjacent to the Project (which, together with the land upon which such adjacent office building will be located shall be known as “Building 3”), provided that (i) except to the extent

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EOP Matter ID No. 7467

otherwise agree to by Landlord and Tenant (in each parties’ sole and absolute discretion), in no event shall Building 3 contain more than 130,000 rentable square feet of space, with such rentable square footage measured in the same manner as Tenant’s initial Premises (excluding Tranche 1 Part B), and shall be built to the North of the “Building 3 Lot Line” depicted on Exhibit A-2, and (ii) Building 3 shall not become a part of the Project or have access to or use of the Common Areas, except to the extent necessary to use the parking facilities; provided, however, that the parking spaces available to occupants of Building 3 shall be physically separated on a commercially reasonable basis (which separation shall be not less effective than the separation which would occur if a chain link fence were installed) from the “Existing Parking Garage,” as that term is defined in Section 28.2 of this Lease. Attached hereto as Exhibit A-1 is a site plan which shows the current definition of the Project (but the Project does not include the empty space North of the Building 3 lot line depicted on Exhibit A-2).

     1.1.3 Common Areas; Field.

          1.1.3.1 In General. Tenant shall have the exclusive right to use, subject to the Rules and Regulations referred to in Article 5 of this Lease, those portions of the Project located outside of the Premises, including the Existing Parking Garage (but excluding those areas in connection with which tenants are typically not granted access to (even on a non-exclusive basis) and which are used by Landlord in connection with the operation or maintenance of the Building and/or Project) (such areas are collectively referred to herein as the “Common Areas”). Notwithstanding the foregoing, Landlord acknowledges and agrees that, subject to the terms and conditions of any applicable “Underlying Documents,” as that term is defined in Section 5 hereof, Tenant shall have the right from time to time throughout the Lease Term, in compliance with all Applicable Laws and at no additional cost (except as otherwise provided below), to use and, subject to the terms of this Lease, alter and improve all of the Common Area, including without limitation, the area designated as the “Field” on Exhibit H, attached hereto (provided that following the construction of Building 3, the “Field” shall be as set forth on Exhibit H-1, attached hereto).

          1.1.3.2 Special Events. Subject to the terms of this Lease, including, without limitation, the provisions of this Section 1.1.3.2, Tenant may hold special events in Common Areas (as opposed to normal daily scheduled use), subject to the following conditions: (i) Tenant shall be responsible, at its sole cost and expense, for the removal of trash and debris created as a result of any such use; (ii) any such use will not materially interfere with access to the Project’s parking facilities by tenants of Building 3, if applicable, and the use of the parking facilities which occupants of Building 3 are permitted to utilized pursuant to the terms hereof, if applicable; and (iii) Tenant’s indemnification and insurance obligations in Article 10 of this Lease shall be fully applicable to Tenant’s use of the Common Areas in connection with such special events. Except as otherwise provided in this Lease, the manner in which the Common Areas are used, maintained and operated shall be mutually and reasonably agreed to by Landlord and Tenant (provided that in all events the Common Areas shall be used, maintained and operated, at a minimum, in a manner that addresses reasonable safety, health and security concerns consistent with a first class office project but giving due consideration to the fact that many other first class office projects do not maintain features such as the Field and other outdoor areas which are part of the Project).

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          1.1.3.3 The Field. Landlord agrees that, except as otherwise set forth in Article 21 of this Lease, the Field shall consist of the area depicted on Exhibit H (provided that following the construction of Building 3, the Field shall be as set forth on Exhibit H-1, attached hereto). In addition to recreational purposes, Landlord acknowledges that, subject to other terms of this Lease (including, without limitation, Article 8 hereof and the Tenant Work Letter, as applicable), Tenant may utilize portions of the Field for ingress to and egress from the Project and/or for other purposes. Landlord acknowledges and agrees that, except as otherwise set forth in this Lease, Tenant and Tenant’s employees shall have the exclusive use of the Field and that no other persons or entities shall have access to or use of the Field.

          1.1.3.4 Landlord’s Actions re Common Areas. So long as Landlord provides Tenant with prior written notice (provided that such notice shall not be required in the event of an emergency), Landlord, in Landlord’s prudent business judgment, reserves the right to close temporarily, make commercially reasonable alterations or additions to, or change the location of elements of the Project and the Common Areas (giving due consideration to Tenant’s rights under this Lease and, in any event, only as reasonably necessary (i) to comply with Applicable Laws or the Underlying Documents, (ii) for repairs and/or maintenance, and/or (iii) for the safe and healthful occupancy of the Project); provided, however, that (a) Landlord shall use commercially reasonable efforts to not materially interfere with the conduct of Tenant’s Permitted Use from the Premises, Tenant’s use or design of the Project parking facility or Tenant’s use of the Common Areas, including without limitation, the Special Use Areas in exercising such reserved rights hereunder, (b) at all times during the Lease Term (subject to the terms of Article 21 of this Lease), the Field shall be and remain a field (and the improvements thereon shall be consistent with the overall character of the Field as an open area for recreation, provided that such improvements may also be consistent with “special events” desired by Tenant and/or a “grand entrance” into the Project (subject to the terms of this Lease, including, without limitation, Article 8 hereof and the Tenant Work Letter, as applicable)), (c) at all times during the Lease Term, the Common Areas shall be and remain for the sole and exclusive use by Tenant with such improvements as Tenant elects, subject to the terms of this Lease, Applicable Laws and Landlord’s reasonable approval, (d) the level of any Project service shall not decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such work), (e) unless required by law or for safety concerns, such work shall not reduce the usable square footage of the Premises or, subject to the terms of Article 21 of this Lease, the Special Use Areas, (f) except in connection with an emergency or as required by Applicable Laws, Landlord shall provide Tenant with not less than thirty (30) days prior notice of any work to be performed by Landlord within the Common Areas which will materially interfere with Tenant’s use of the Special Use Areas, and (g) subject to the terms of Article 21 of this Lease, Tenant is not deprived of access to or use of the Premises or Special Use Areas. Notwithstanding the foregoing, the terms of items (a) through (g) (to the extent the same relate to or address Tenant’s use of the Common Areas (including, without limitation, the Special Use Areas) and the Project’s parking facilities) shall be inapplicable in connection with the construction of Building 3 and/or any work undertaken by Landlord in connection with an expansion or modification of the Project’s parking facilities and/or any Common Areas modifications undertaken by Landlord in connection with the foregoing improvements, which shall be governed pursuant to the terms of Article 21 and Section 29.28 of this Lease, and nothing contained herein shall alter Landlord’s rights and obligations in connection with the

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construction of Building 3, which shall be governed by Article 21 of this Lease. Except in the event of an emergency, if any portion of the work will materially, adversely interfere with Tenant’s use of and access to the Premises, Buildings, Special Use Areas, Field or Project parking facilities, then, except in connection with the construction of Building 3, which shall be governed by the terms of Article 21 of this Lease, Landlord shall perform such portion of the work during non-Business Hours. Notwithstanding anything above to the contrary, Landlord shall maintain and operate the Project in a manner consistent with that of other first-class, mid-rise institutionally owned office building complexes in the City of Santa Monica, California and in the office project currently known as Howard Hughes Center in Los Angeles, California, which are comparable in terms of size (greater than 200,000 square feet), age, quality of construction, appearance, quantity of project open space, and quality of common area improvements (the “Comparable Buildings”). Except when and where Tenant’s right of access is specifically excluded as the result of (i) an emergency, (ii) a requirement by Applicable Laws, or (iii) a specific provision set forth in this Lease, Tenant shall have the right of access to the Premises, the Common Areas, Special Use Areas, each Building, and the Project parking facility twenty-four (24) hours per day, seven (7) days per week during the “Lease Term,” as that term is defined in Section 2.1.1 of this Lease.

          1.1.3.5 Special Use Areas. Subject to the terms of the Tenant Work Letter and/or Article 8, as the case may be (including, without limitation, Landlord’s review and approval of all plans relating thereto), Tenant shall have the right to construct and install any and all of the following: (i) external staircases (“Stairs”) (and associated Premises entry doors) connecting one or more floors of the Buildings and/or the Project’s parking facilities to the “Patio” as that term is defined, below, (ii) enclosed or covered walkways and/or a “skybridge” between the Buildings (the “Walkway”), (iii) a patio/courtyard between Building 1 and Building 2 to be used for lounging, resting, barbecuing, and eating purposes (the “Patio”) (and Landlord acknowledges that the construction of the Patio is anticipated to include the demolition of all existing hardscape and landscape between the Buildings), (iv) multiple water features within the Special Use Areas (the “Water Features”), (v) subject to the terms of Section 29.34, improvements upon the roof of the Buildings, and (vi) an escalator from the lower level of the Existing Parking Garage to the Patio. The Stairs, the Walkway, the Patio, the Field, and the Water Features are collectively referred to herein as the “Special Use Areas”. The Special Use Areas shall be Common Areas and shall not be part of the rentable square footage of the Premises; provided, however, that Tenant shall have the exclusive right to use all of the Special Use Areas on the terms set forth herein for use of Common Areas and subject to all limitations and restrictions on use of the Premises set forth in this Lease, provided that Tenant’s use of such areas shall be consistent with a first class office project (giving due consideration to the fact that many other first class office projects do not maintain features such as the Field and other outdoor areas which are part of the Project). Tenant’s improvements to the Special Use Areas (“Common Use Area Improvements”) shall be subject to the Tenant Work Letter or Article 8 of this Lease, as the case may be. Tenant may, at its sole cost and expense, affix or place in the Common Areas any and all of the following: furniture, barbecues, fixtures, umbrellas, plants, water features, flower beds or other similar items of any kind whatsoever (collectively, “Furniture”) which Tenant desires to affix or to place in the Common Areas, subject to Landlord’s reasonable approval which shall be granted or denied within ten (10) business days from receipt of Tenant’s request (provided that Landlord’s consent shall be deemed to be reasonably denied to the extent the Furniture is inconsistent with a first class office project but

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giving due consideration to the fact that many other first class office projects do not maintain features such as the Special Use Areas). On or before the Lease Expiration Date or earlier termination of this Lease, Tenant shall, at its sole cost and expense, remove all Furniture and repair any damage caused by the removal of the same. Landlord acknowledges and agrees that Tenant may replace all planters, sidewalks and other improvements existing in the Patio as of the date hereof, subject to the terms of this Lease.

ARTICLE 2

LEASE TERM

     2.1 Initial Lease Term.

          2.1.1 In General. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the “Lease Term”) shall be as set forth in Section 7.1 of the Summary and shall commence on October 1, 2003, subject to the terms of Section 5 of the Tenant Work Letter (the “Lease Commencement Date”), provided that Tenant shall not commence payment of the Base Rent and Tenant’s Share of Direct Expenses for each Tranche until the “Tranche Rent Commencement Date,” as that term is defined, below, applicable to the subject Tranche (provided that the foregoing shall not alter or reduce Tenant’s obligations pursuant to the terms of Section 2.1.2 and 2.1.4, below). The Lease Term shall terminate on the date (the “Lease Expiration Date”) set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated or extended as hereinafter provided. For purposes of this Lease, the “Tranche Rent Commencement Date” shall mean, subject to the terms of Section 5 of the Tenant Work Letter, the Lease Commencement Date with respect to Tranche 1, March 1, 2004 with respect to Tranche 2, September 1, 2004 with respect to Tranche 3 and September 1, 2005 with respect to Tranche 4. Tenant shall have the right to occupy the Premises, or any portion thereof, prior to the Lease Commencement Date and/or any Tranche Rent Commencement Date for the purpose of (i) constructing the Tenant Improvements therein in accordance with the Tenant Work Letter and/or (ii) conducting business therein provided that (A) prior to conducting business in any portion of the Premises, a temporary certificate of occupancy, or its equivalent, shall have been issued by the appropriate governmental authorities for the Premises, or the subject portion thereof, or Tenant is otherwise legally entitled to occupy the Premises, or the subject portion thereof, and (B) all of the terms and conditions of the Lease shall apply, other than, except as otherwise set forth in this Lease, Tenant’s obligation to pay Base Rent and Tenant’s Share of the Direct Expenses as though the Lease Commencement Date or the subject Tranche Rent Commencement Date had occurred (although the Lease Commencement Date and Tranche Rent Commencement Dates, as the case may be, shall not actually occur until the occurrence of the same pursuant to the terms of this Lease) upon such occupancy of the Premises or subject portion thereof, as the case may be, by Tenant. Furthermore, Tenant shall have no obligation to pay parking charges for parking passes utilized by Tenant prior to the Lease Commencement Date and, following the Lease Commencement Date, Tenant shall be required to rent and pay for parking passes in accordance with the terms of this Lease. For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first

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day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. Within six (6) months following the Lease Commencement Date and/or any Tranche Rent Commencement Date, Landlord shall deliver to Tenant a Notice (the “Notice of Lease Term Dates”) substantially in the form as set forth in Exhibit C, attached hereto, which Notice Tenant shall execute and return to Landlord within ten (10) business days of receipt thereof (provided that if said Notice is not factually correct, then Tenant shall make such changes as are necessary to make the Notice factually correct and shall thereafter execute and return such Notice to Landlord within such ten (10) business day period), and thereafter the dates set forth on such Notice shall be conclusive and binding upon Tenant and Landlord, unless Landlord within fifteen (15) business days following receipt of Tenant’s changes sends a Notice to Tenant rejecting Tenant’s changes, whereupon this procedure shall be repeated until the parties either (a) mutually agree upon the contents of Exhibit C, or (b) the contents are determined by arbitration pursuant to Section 29.29, below. Failure of Tenant to timely execute and deliver any Notice of Lease Term Dates shall constitute an acknowledgment by Tenant that the statements included in such Notice are true and correct, without exception. In the event Landlord shall fail to send any Tenant Notice of the occurrence of the Lease Commencement Date and/or Tranche Rent Commencement Date within six (6) months following the Lease Commencement Date and/or Tranche Rent Commencement Date, Tenant may send to Landlord Notice of the occurrence of the Lease Commencement Date and/or Tranche Rent Commencement Date substantially in the form of the attached hereto as Exhibit C, which Notice Landlord shall acknowledge by executing a copy of the Notice and returning it to Tenant (provided that if said Notice is not factually correct, the Landlord shall make such changes to the Notice as are necessary to make such Notice factually correct, which revised Notice shall thereafter be subject to the procedure for finalization set forth in this Section 2.1.1). The Notice of Lease Term Dates for Tranche 4 shall include a Base Rent schedule setting forth the total Base Rent payable by for each month of the Lease Term for all Tranches, provided that, at either party’s election, such Base Rent schedule may be set forth in an earlier Notice of Lease Term Dates to the extent that all Tranche Rent Commencement Dates have been determined.

          2.1.2 Early Rent. Following each Tranche Rent Commencement Date commencing with the Tranche Rent Commencement Date for Tranche 2, Landlord and Tenant shall determine the average number of full access parking cards (the “Full Access Cards”) issued to Tenant (which shall specifically exclude limited access parking cards provided by Tenant to employees working in Tenant’s “tester space”) for each month during the period (the “Analysis Period”) commencing with and following the prior Tranche Rent Commencement Date and continuing through and including the date immediately preceding the then applicable Tranche Rent Commencement Date. In the event that the average number of Full Access Cards issued to Tenant for any month during the subject Analysis Period exceeded the then applicable “Threshold Amount,” as set forth below (such average excess to be referred to herein as the “Excess Cards”), then Tenant shall pay to Landlord (in arrears) for such month Early Rent in accordance with the terms of this Section 2.1.2. For each month during the subject Analysis Period, Tenant shall pay to Landlord (in arrears), as additional rent, an amount (the “Early Rent”) equal to the product of (i) a fraction (which shall in no event exceed 1), the numerator of which equals the average number of Excess Cards for such month, and the denominator of which equals the applicable “Base Permitted Occupancy Increase”, as set forth below, (ii) the applicable “Daily Early Rent”, as set forth below, and (iii) the number of days in the subject calendar month. The aggregate Early Rent payable by Tenant for each Analysis Period shall be due and

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payable by Tenant to Landlord within thirty (30) days following billing from Landlord, but in no event prior to each applicable Tranche Rent Commencement Date. To the extent that the average number of Excess Cards exceeds the entire Base Permitted Occupancy Increase amount for any month during the First Analysis Period prior to the Tranche Rent Commencement Date for Tranche 2, then the Second Analysis Period shall be deemed to be applicable for such month with respect to the Excess Cards over the full Base Permitted Occupancy Increase amount, and to the extent that the average number of Excess Cards exceeds the then applicable Base Permitted Occupancy Increase amount for any month during the Second Analysis Period prior to the Tranche Rent Commencement Date for Tranche 3, then the Third Analysis Period shall be applicable for such month with respect to the Excess Cards over the Base Permitted Occupancy Increase amount. In the event that the average number of Excess Cards in the Third Analysis Period shall exceed the full Base Permitted Occupancy Increase amount for any month during the Third Analysis Period, the number of Excess Cards for such month shall be deemed equal to the Base Permitted Occupancy Increase amount for the Third Analysis Period.

			Daily Early
	Threshold	Base Permitted	Rent for Next
Analysis Period	Amount	Occupancy Increase	Succeeding Tranche

Lease Commencement Date – date immediately preceding Tranche Rent Commencement Date for Tranche 2 (the “First Analysis Period”)	300	75	$3,999.45
Tranche Rent Commencement Date for Tranche 2 - date immediately preceding Tranche Rent Commencement Date for Tranche 3 (the “Second Analysis Period”)	375	100	$3,258.18
Tranche Rent Commencement Date for Tranche 3 - date immediately preceding Tranche Rent Commencement Date for Tranche 4 (the “Third Analysis Period”)	475	200	$3,386.28

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Landlord acknowledges that Tenant is not renting Full Access Cards, but that the same is purely a tallying mechanism. Notwithstanding anything contained in this Section 2.1.2 to the contrary, in no event shall Full Access Cards, if any, issued to “Playa Capital,” as that term is defined in Section 14.3 of this Lease, be considered for purposes of this Sections 2.1.2.

     Example: As an example only, in the event that, during the first month of the First Analysis Period (for purposes hereof assumed to be a thirty day month), Tenant used 360 parking passes during the first 10 days of the month, Tenant used 350 parking passes during the second 10 days of the month, and Tenant used 370 parking passes during the final 10 days of the month, then (a) the average number of passes rented for such month in accordance with the terms of this Section 2.1.2 would equal 360 (i.e, [(360 x 10) + (350 x 10) + (370 x 10)] divided by 30), and (b) Tenant would pay Early Rent for such month in the amount of $95,986.80 (i.e. (60/75) x 3,999.45 x 30).

          2.1.3 Increased Tenant Improvement Allowance Based Upon Tenant’s Payment of Early Rent. In the event that Tenant shall pay Early Rent with respect to any Analysis Period, then the Tenant Improvement Allowance applicable to the Tranche for which the Tranche Rent Commencement Date has most recently occurred shall be increased by the product of (i) a fraction, the numerator of which equals the Early Rent paid for the subject Tranche, and the denominator of which equals the amount of the Daily Early Rent for Next Succeeding Tranche (as set forth in the above chart), (ii) the rentable square footage of the Tranche in connection with which Tenant paid the Early Rent, and (iii) $0.0123 (the “Supplemental TI Allowance”).

     Example: As an example only, if Tenant paid Early Rent during the First Analysis Period in the amount of $95,986.80 (as set forth in the example above), Tenant would receive a Supplemental TI Allowance in the amount of $16,994.37 (i.e., (95,986.80 divided by 3,999.45) x 57,569 x 0.0123).

          2.1.4 Tenant’s Payment of Variable Operating Expenses During Beneficial Occupancy Period. Notwithstanding anything contained in this Lease to the contrary, during the period commencing as of the Lease Commencement Date and, with respect to each Tranche, continuing until such Tranche’s Tranche Rent Commencement Date, within thirty (30) days of billing, Tenant shall pay to Landlord, as additional rent, an amount equal to all variable Operating Expenses applicable to such period for that Tranche (the parties hereby acknowledging that the fixed components of Direct Expenses are already included in the Daily Early Rent amounts set forth above and therefore such fixed amounts shall not also be due hereunder), which components of variable Operating Expenses shall be determined in accordance with sound real estate management and accounting practices.

     2.2 Option Term.

          2.2.1 Option Right. Subject to the terms hereof, Landlord hereby grants the Original Tenant or an Affiliate Assignee two (2) options to extend the Lease Term with respect to all of the Premises only for a period of five (5) years each (each, an “Option Term”), which options shall be exercisable only by Notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such Notice, Tenant is not in monetary default under

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this Lease after the expiration of any applicable cure period (a “Material Default”). Upon the proper exercise of the applicable option to extend, and provided that, as of the end of the initial Lease Term, or prior Option Term, as applicable, Tenant is not in Material Default under this Lease, the Lease Term, as it applies to the Premises, shall be extended for a period of five (5) years. The rights contained in this Section 2.2 may only be exercised by the Original Tenant or any Affiliate Assignee.

          2.2.2 Option Rent. The rent payable by Tenant during an Option Term (the “Option Rent”) shall be equal to the Fair Market Rental Rate for the Premises.

          2.2.3 Exercise of Option. Each option contained in this Section 2.2 shall be exercised by Tenant, if at all, only in the manner set forth in this Section 2.2.3. In order to exercise the option, Tenant shall deliver Notice (the “Exercise Interest Notice”) to Landlord not less than eighteen (18) months prior the expiration of the then Lease Term, stating that Tenant is interested in exercising its option. Provided that Tenant timely delivers the Exercise Interest Notice, Landlord shall deliver Notice (the “Option Rent Notice”) to Tenant of Landlord’s estimated Option Rent not later than thirty (30) days after Landlord’s receipt of Tenant’s Exercise Interest Notice. Within thirty (30) days following Tenant’s receipt of Landlord’s Option Rent Notice, if Tenant elects to exercise its applicable option to extend, Tenant shall exercise the applicable option to extend this Lease and either accept or reject the Option Rent contained in the Option Rent Notice, by delivering Notice thereof to Landlord (the “Exercise Notice”); provided, however, in the event Tenant exercises the applicable option to extend this Lease and does not affirmatively accept or reject the Option Rent specified in the Option Rent Notice before the expiration of such thirty (30) day period, the Fair Market Rental Rate shall be determined as set forth in Section 2.2.4, below. Notwithstanding the above, in the event Tenant fails to timely deliver the Exercise Interest Notice, Tenant may nevertheless exercise an applicable option by delivering written notice to Landlord exercising such option on or before the date which is sixteen (16) months prior to the expiration of the initial Term or first Option Term, as applicable, and then the parties shall follow the procedure and the Option Rent shall be determined, as set forth in Sections 2.2.4 and 2.2.5, below. Tenant shall not be entitled to exercise the second (2nd) extension option unless Tenant has properly and timely exercised the first (1st) extension option. Nothing herein shall be deemed to entitle Tenant to extend the Lease Term beyond the second (2nd) Option Term.

          2.2.4 Determination of Fair Market Rental Rate. In the event Tenant timely and appropriately exercises the applicable option to extend this Lease and objects to or does not accept the Option Rent or, if Tenant otherwise exercises the applicable option to extend this Lease, Landlord and Tenant shall attempt to agree upon the Fair Market Rental Rate for the subject space, using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement by the date which is ten (10) months prior to the commencement of an Option Term (the “Outside Agreement Date”), then each of the parties shall make a separate determination of the subject Fair Market Rental Rate within ten (10) days following the Outside Agreement Date and such determinations shall be submitted to the arbitrators pursuant to the provisions of this Section 2.2.4 and such submittal shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.7 of this Lease.

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          2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker, appraiser or attorney who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of first class office properties in the Los Angeles County (including Santa Monica and West Los Angeles), California area. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord’s or Tenant’s submitted Fair Market Rental Rate, is the closest to the actual Fair Market Rental Rate as determined by the arbitrators, taking into account the requirements of Section 2.2.5 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions. The arbitrators so selected by Landlord and Tenant shall be deemed “Advocate Arbitrators.”

          2.2.4.2 The two Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator agree upon and appoint a third arbitrator (“Neutral Arbitrator”) who shall be qualified under the same criteria set forth hereinabove for qualification of the two Advocate Arbitrators except that neither the Landlord or Tenant or either parties Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or subsequent to his or her appearance. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord’s counsel and Tenant’s counsel.

          2.2.4.3 The three arbitrators shall within thirty (30) days of the appointment of the Neutral Arbitrator reach a decision as to Fair Market Rental Rate and determine whether the Landlord’s or Tenant’s determination of Fair Market Rental Rate as submitted pursuant to Section 2.2.4 of this Lease is closest to Fair Market Rental Rate as determined by the arbitrators and simultaneously publish a ruling (“Award”) indicating whether Landlord’s or Tenant’s submitted Fair Market Rental Rate is closest to the Fair Market Rental Rate as determined by the arbitrators. Following notification of the Award, the Landlord’s or Tenant’s submitted Fair Market Rental Rate determination, whichever is selected by the arbitrators as being closest to Fair Market Rental Rate shall become the then applicable Fair Market Rental Rate.

          2.2.4.4 The Award issued by the majority of the three arbitrators shall be binding upon Landlord and Tenant.

          2.2.4.5 If either Landlord or Tenant fail to appoint an Advocate Arbitrator within fifteen (15) days after the applicable Outside Agreement Date, either party may petition the presiding judge of the Superior Court of Los Angeles County to appoint such Advocate Arbitrator subject to the criteria in Section 2.2.4.1 of this Lease, or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such Advocate Arbitrator.

          2.2.4.6 If the two Advocate Arbitrators fail to agree upon and appoint the Neutral Arbitrator, then either party may petition the presiding judge of the Superior Court of Los Angeles County to appoint the Neutral Arbitrator, subject to criteria in Section 2.2.4.1 of this

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Lease, or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such arbitrator.

          2.2.4.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

          2.2.5 Fair Market Rental Rate. The “Fair Market Rental Rate” shall be equal to the rent (including additional rent), including all escalations, at which tenants, pursuant to leases or related agreements (i) which are executed not less than three (3) months nor more than eighteen (18) months prior to the commencement of the Option Term, and (ii) which have a term which is reasonably anticipated to commence within the six (6) month period immediately preceding or after the commencement of the Option Term, are leasing non-sublease, non-equity, non-renewal (but renewals are only excluded to the extent tenants are not represented by a real estate broker with respect to the subject option), non-encumbered, non-expansion space comparable in size (deals in excess of 100,000 rentable square feet shall be deemed comparable in size), location, amenities and quality to the Renewal Premises for a similar lease term, in an arms length transaction, which comparable space is located in the Project and in the Comparable Buildings (“Comparable Transactions”) taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space, (b) tenant improvements or allowances provided or to be provided for such comparable space, (c) base year and/or expense stop or similar operating expense protections, (d) the amount and type of available parking for Tenant, and (e) all other monetary and non-monetary concessions, if any, being granted such tenants in connection with such Comparable Transactions; provided, however, that notwithstanding anything to the contrary herein, no consideration shall be given to (1) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with the applicable term or the fact that the Comparable Transactions do or do not involve the payment of real estate brokerage commissions, and (2) any period of rental abatement, if any, granted to tenants in Comparable Transactions in connection with the design, permitting and construction of tenant improvements in such comparable spaces. In analyzing such comparable spaces, the arbitrators shall give due consideration to the method by which the square footage of such space has been calculated and all other relevant factors which may be different between Comparable Transactions, including, without limitation, the value, if any, of Tenant’s signage as compared to signs granted to tenants in Comparable Transactions. The Fair Market Rental Rate shall additionally include a determination as to whether, and if so to what extent, Tenant must provide Landlord with financial security, such as a letter of credit or guaranty, for Tenant’s Rent obligations during the term. Such determination shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions with tenants of comparable financial condition and credit history to the then existing financial condition and credit history of Tenant (with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants). If in determining the Fair Market Rental Rate for an Option Term, Tenant is deemed to be entitled to a tenant improvement or comparable allowance for the improvement of the Renewal Premises (the total dollar value of such allowance, the “Option Term TI Allowance”), Landlord may, at Landlord’s sole option, elect any or a portion of the following: (A) to grant some or all of the excess Option Term TI Allowance to Tenant as a lump sum payment to Tenant, and/or (B) in lieu of making a lump sum payment (or portion thereof) to Tenant, to reduce the rental rate component of the Fair Market Rental Rate to be an effective rental rate which takes into

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consideration that Tenant will not receive a payment of such excess Option Term TI Allowance, or portion thereof (in which case the excess Option Term TI Allowance, or portion thereof, evidenced in the effective rental rate shall not be paid to Tenant). Notwithstanding anything above to the contrary, Landlord and Tenant acknowledge and agree to adjust the economic components of the rent in the Comparable Transactions to reflect triple net economic components so that an “apples-to-apples” comparison analysis can be made.

ARTICLE 3

BASE RENT

     Tenant shall pay, without notice or demand, to Landlord at the management office of the Project, or at such other place as Landlord may from time to time designate in writing, in the form of a check, base rent (“Base Rent”) as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever (except as specifically set forth in this Lease). The Base Rent for the first full month of the Lease Term for Tranche 1 Part A (but not with respect to any other Tranches) shall be paid at the time of Tenant’s execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of a calendar month other than the first day of such calendar month or if any Rent payment is for a period which is shorter than one calendar month such as during the last month of the Lease Term, the Rent for any fractional calendar month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

ARTICLE 4

ADDITIONAL RENT

     4.1 Additional Rent. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay as additional rent “Tenant’s Share” of the annual “Direct Expenses,” as those terms are defined in Sections 4.2.5 and 4.2.1 of this Lease, respectively. Such additional rent, together with any and all other amounts payable by Tenant to Landlord, as additional rent or otherwise, pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the “Additional Rent.” The Base Rent and Additional Rent are herein collectively referred to as the “Rent.” All amounts due under this Article 4 as Additional Rent shall be payable in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant and Landlord which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term and Landlord’s obligation to refund to Tenant any overpayments of such Additional Rent shall survive the expiration of the Lease Term; provided, however, that any such payments made by Tenant of any Additional Rent or any refund to Tenant by Landlord of any overpayments of such Additional Rent shall not constitute a waiver by either Tenant or Landlord, as the case may be, of any amount that Tenant or Landlord (as the case may be)

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contend, now or in the future (subject to the limitations set forth in the Lease or under Applicable Law) are in dispute.

     4.2 Definitions. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

          4.2.1 “Direct Expenses” shall mean “Operating Expenses” and “Tax Expenses.”

          4.2.2 “Expense Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.3 “Operating Expenses” shall, subject to Section 4.4.2, mean all expenses, costs and amounts of every kind and nature which Landlord shall pay or incur during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Project or any portion thereof, all as determined in accordance with sound real estate management practices consistently applied, including, without limitation, any amounts paid or incurred for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, replacing, renovating, complying with mandatory conservation measures in connection with, and managing the utility systems, mechanical systems, plumbing, sanitary and storm drainage systems, landscaping, communication systems, and escalator and elevator systems, and the cost of supplies, tools, equipment, maintenance, and service contracts incurred in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, the cost of contesting the validity or applicability of any governmental enactments which are reasonably anticipated to reduce Operating Expenses, subject to item (BBB), below, the costs incurred in connection with the implementation and operation of any governmentally mandated transportation management program or similar program or a municipal or public shuttle service or parking program, and any traffic or transportation-related fee imposed by any governmental authority, and the cost of reasonably contesting any fees or other charges imposed by any governmental authority in connection with; (iii) the cost of all insurance carried in connection with the Project, or any portion thereof not, however, materially in excess of the types or amounts of insurance carried by landlords of Comparable Buildings for unusual or expensive coverages or endorsements such as earthquake and flood (provided, however, that Landlord’s insurance shall be deemed to have satisfied such Comparable Buildings standard, if other buildings comparable to the Buildings and owned by an EOP Affiliate in Southern California (which buildings are subject to similar debt coverage terms and conditions) are covered by substantially the same insurance coverage terms (i.e., coverage rate and deductible percentage(s)) as carried by Landlord hereunder); (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) subject to the terms of item (EEE), below, the cost of parking area, operation, repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs reasonably incurred, including a management fee equal to three and one-half percent (3.5%) of the sum of (A) the Base Rent (grossed-up for any rent credits applicable to Tranche 1 Part B) and Early Rent payable by Tenant for portions of the Premises for which the Tranche Rent Commencement Date has occurred, (B) $12.00 per rentable square foot of the portions of the Premises for which the Tranche Rent Commencement Date has occurred, and (C) parking

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fees payable by Tenant, consulting fees (including but not limited to any consulting fees incurred in connection with the procurement of insurance), legal fees and accounting fees, of all persons, contractors and consultants engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, administration, maintenance and repair of the Project (subject to the “Management Staff Limitation,” as that term is defined in item (viii), below), and the cost of equipping, staffing (subject to the Management Staff Limitation) and operating any off-site management office for the Buildings, provided if the management office services one or more other buildings or properties, the shared costs and expenses of equipping, staffing and operating such management office(s) shall be equitably prorated and apportioned between the Buildings and the other buildings or properties (subject to the Management Staff Limitation); (vii) payments under any equipment rental agreements; (viii) wages, salaries and other compensation and benefits of all persons to the extent that such persons are engaged in the operation, maintenance, management, or security of the Project (provided that such persons hold a title generally considered to be no higher in rank than Project manager), or any portion thereof, including, but not limited to, employer’s Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of the Project provide services for other projects, then a prorated portion of such employees’ wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Project, provided that in no event shall the management staff allocation to the Project exceed 28.454% of each of one (1) general manager, one (1) senior property manager, and two (2) property managers (or, in each instance, any equivalent title, as reasonably determined by Landlord) (such limitation on management staff, as provided and as may be modified in accordance with the terms hereof to be referred to as the “Management Staff Limitation”), provided further that (i) Landlord shall be permitted to re-allocate, in Landlord’s reasonable discretion, its management staff for the Project to the extent that, for the Expense Year in which such re-allocation occurs, Operating Expenses shall not be higher than would have been incurred had Landlord not changed the Management Staff Limitation, and (ii) upon a re-allocation in accordance with the terms hereof, such new management staff allocated to the Project shall, subject to the continuing applicability of the foregoing, be the Management Staff Limitation; (ix) subject to the terms of Section 4.2.5, below, payments, fees or charges under any present and future easement, license, operating agreement, disposition and development agreement, covenants, conditions and restrictions, restrictive covenant, Underlying Documents (as defined in Article 5 hereof) or other instruments (including any amendments and modifications to any such instruments) pertaining to the sharing of costs by the Project (or any portion thereof) or otherwise, or relating to any property association, and any costs and expenses of any governmentally mandated assessments, impositions or charges affecting the Project including, but not limited to, any sewer connection and/or reconnection fees or assessments; (x) the cost of operation, repair, maintenance and replacement of all systems and equipment and components thereof; (xi) the cost of janitorial services, alarm and security service, window cleaning, trash removal, repair of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization over its reasonable useful life (including interest on the unamortized cost at a rate equal to the Interest Rate) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) intentionally deleted; (xiv) the cost of any capital repairs, replacements or other

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improvements made to the Project or other costs incurred in connection with the Project (A) which are intended to reduce Operating Expenses in connection with the operation or maintenance of the Project, or any portion thereof to the extent of cost savings reasonably anticipated by Landlord (based on sound documentation) at the time of such expenditure to be incurred in connection therewith, or (B) that are required under any Applicable Laws enacted after the Lease Commencement Date; provided, however, that any such permitted capital expenditure shall be amortized (with interest at a rate equal to the floating commercial loan rate announced from time to time by Bank of America, a national banking association, or its successor, as its prime rate, plus 2% per annum (the “Interest Rate”)) over its reasonable useful life; and (xv) costs, fees, charges or assessments imposed by any federal, state or local government for fire and police protection, trash removal, community services, or other services, or street and other traffic improvements, which do not constitute “Tax Expenses”, as that term is defined in Section 4.2.4, below. The Management Staff Limitation shall be inapplicable with respect to administrative costs (such as accounting, customer service, secretarial, and other administrative functions) allocated to the Project. Landlord hereby agrees that, during the first Lease Year, Landlord shall not collect from Tenant and other tenants in all other projects in which the management staff allocated to the Project as set forth in item (viii), above, provides management services more than 100% of the cost of the management staff allocated to the Project, as set forth in item (viii), above.

     Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include (A) except as otherwise set forth above in this Section 4.2.3, principal payments, bad-debt expenses, depreciation, interest and amortization on mortgages, or ground lease payments, if any; (B) real estate brokers’ leasing commissions; (C) the cost of providing any service directly to and paid directly by any tenant; (D) any costs expressly excluded from Operating Expenses elsewhere in this Lease; (E) costs of any items to the extent Landlord receives reimbursement from insurance proceeds (such proceeds to be excluded from Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses subject to (YY) below) or from a third party; (F) costs of capital improvements, repairs, alterations and equipment, except those set forth in this Section 4.2.3(xiv); (G) marketing costs, including leasing commissions, advertising and promotional expenses, space planning costs and attorneys’ fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, and subleases and/or assignments incurred in connection with present or prospective tenants or other occupants of the Project, including attorneys’ fees and other costs and expenditures incurred in connection with disputes with present or prospective tenants or other occupants of the Project; (H) costs, including permit, license and inspection costs and any allowances or other tenant improvement concessions, incurred or provided with respect to the design, construction and/or installation of other tenants’ or occupants’ improvements made for tenants or other occupants in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants in the Project (excluding, however, such costs relating to any Common Areas or Project parking facilities); (I) rentals and other related expenses incurred in leasing a heating, ventilation and air conditioning system, elevators, or other items (except equipment not affixed to the Project which is used in providing janitorial or similar services to the Project and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project) which if purchased, rather than rented, would constitute a capital improvement not included in Operating Expenses pursuant to this

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Lease; (J) depreciation, amortization and interest payments, except as specifically included in Operating Expenses pursuant to the terms of this Lease and, except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party’s services, all as determined in accordance with sound real estate management principles, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life; (K) costs incurred by Landlord for alterations (including structural additions), repairs, equipment and tools which are of a capital nature and/or which are considered capital improvements or replacements under sound real estate management principles, except as specifically included in Operating Expenses pursuant to the terms of Section 4.2.3(xiv); (L) expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Project, without charge; (M) overhead and profit increment paid to Landlord or to the parent organization or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; (N) advertising and promotional expenditures, and costs of signs in or on the Project identifying the owner of the Project or other tenants’ signs; (O) to the extent applicable, electric power costs or other utility costs for which any tenant directly contracts with the local public service company (but Landlord shall have the right to “gross up” as if the floor was vacant); (P) tax penalties incurred for any reason as a result of Landlord’s negligence, inability or unwillingness to make payments or file returns when due; (Q) legal fees and costs concerning the negotiation and preparation of this Lease or any litigation between Landlord and Tenant; (R) any reserves retained by Landlord; (S) costs arising from Landlord’s charitable or political contributions; (T) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants; (U) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-à-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager, Project engineer and/or chief operating engineer; (V) except as set forth in items (xii) and (xiv), above, late charges, penalties, liquidated damages, and interest; (W) amount paid as ground rental or as rental for the Project by the Landlord; (X) any compensation paid to clerks, attendants or other persons in commercial concessions operated by or on behalf of the Landlord; (Y) all items and services for which Tenant or any other tenant in the Project is obligated to reimburse Landlord, provided that Landlord shall use commercially reasonable efforts to collect such reimbursable amounts, or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement; (Z) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art; (AA) fees and reimbursements payable to Landlord (including its parent

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organization, subsidiaries and/or affiliates) or by Landlord for management of the Project which exceed the management fee described in Section 4.2.3(vi) above; (BB) subject to the terms of item (vi), above, rent for any office space occupied by Project management personnel; (CC) all assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law (except to the extent inconsistent with the general practice of the Comparable Buildings) and shall be included as Operating Expenses in the year in which the assessment or premium installment is actually paid; (DD) costs arising from the gross negligence or willful misconduct of Landlord or “Landlord Parties,” as that term is defined in Section 10.1 of this Lease; (EE) costs incurred to comply with Applicable Law with respect to “Hazardous Material,” as that term is defined in Section 29.25 of this Lease, which was in existence in either Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed in the subject Building or on the Project, would have then required the removal, remediation or other action with respect to such Hazardous Material; and costs incurred with respect to Hazardous Material, which Hazardous Material is brought into each Building or onto the Project after the date hereof by Landlord or any other tenant of the Project or by anyone other than Tenant or Tenant Parties and is of such a nature, at that time, that a federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it then exists in the subject Building or on the Project, would have then required the removal, remediation or other action with respect to such Hazardous Material; (FF) any entertainment, dining or travel expenses for any purpose; (GG) any finders fees, brokerage commissions, job placement costs or job advertising cost, other than with respect to a receptionist or secretary in the Project office, once per year; (HH) any above Building standard cleanup, including construction and special events cleanup; (II) the cost of any training or incentive programs, other than for tenant life safety information services; (JJ) in-house legal and/or accounting (as opposed to office building bookkeeping) fees; (KK) in the event any facilities, services or utilities used in connection with the Project are provided from another building owned or operated by Landlord or vice versa, the costs incurred by Landlord in connection therewith shall be allocated to Operating Expenses by Landlord on a reasonably equitable basis; (LL) legal fees and costs, settlements, judgments or awards paid or incurred because of disputes between Landlord and Tenant, Landlord and other tenants or prospective occupants or prospective tenants/occupants or providers of goods and services to the Project; (MM) the costs of any flowers, gifts, balloons, etc. provided to any prospective tenants, Tenant, other tenants, and occupants of either Building; (NN) subject to the terms of Section 4.2.5, below, costs incurred in connection with the original construction and development of the Project (excluding any recurring costs incurred in connection with the Underlying Documents but including initial landscaping expenditures, permit, license, one-time entitlement, construction and financing costs), and costs incurred in connection with any work Landlord performs pursuant to Article 21 of this Lease, or in connection with any other major change in the Project, such as adding or deleting floors, building out the Field and/or costs of constructing additional parking spaces and/or modifying the location of parking spaces; (OO) costs for which the Landlord is reimbursed, or would have been reimbursed if Landlord had carried the insurance Landlord is required to carry pursuant to this Lease or would have been reimbursed if Landlord had used commercially reasonable efforts

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to collect such amounts, by any tenant or occupant of the Project or by insurance from its carrier or any tenant’s carrier; (PP) tax penalties; (QQ) costs of correcting defects in the initial design and construction of the Project; (RR) costs reimbursed to Landlord under any warranty carried by Landlord for either Building and/or the Project, which warranties Landlord shall use commercially reasonable efforts to enforce; (SS) costs of magazine and newspaper subscriptions; (TT) costs of third party non-tenant parties; (UU) costs of specialty clubs and services not provided or offered to Tenant without charge; (VV) costs associated with material portions of the Common Areas dedicated for the exclusive use of other tenants of the Project, except to the extent Tenant is given its pro-rata share (rentable square feet in the Premises in relation to the rentable square feet in the Project) of comparable Common Areas; (WW) costs due to violations of the Underlying Documents; (XX) if Tenant elects to separately meter any utilities used by Tenant, such utilities shall be excluded from Operating Expenses except for such utilities as are provided to the Common Areas; (YY) amounts (A) as a result of damage caused by earthquakes or terrorist acts, and (B) which are in excess of $1.00 per rentable square foot of the Buildings in any Expense Year; (ZZ) costs incurred in connection with upgrading the Project to comply with disability, life, seismic, fire and safety codes, ordinances, statutes, or other laws in effect prior to the Lease Commencement Date, including, without limitation, the ADA, including penalties or damages incurred due to such non-compliance; (AAA) costs incurred in connection with any ground water or soil condition based upon the presence of Hazardous Materials (to the extent not resulting from the acts or omissions of Tenant or the Tenant Parties); (BBB) penalties resulting from non-compliance with the maximum allowable p.m. peak hour trips for the Premises (provided that the foregoing shall not alter or reduce Tenant’s obligation, at Tenant’s cost, to implement or pay for all other measures required by any applicable traffic demand management program); (CCC) costs incurred in connection with any methane remediation or treatment at the Project; (DDD) intentionally deleted; (EEE) all costs associated with the construction and development of Building 3 and/or the “Surface Parking Lot,” as that term is defined in Section 28.2 of this Lease and any material incremental costs incurred by Landlord (in addition to those costs incurred to provide the parking provided for pursuant to the terms of this Lease) to provide parking to the “Playa Vista Visitor Center”; and (FFF) costs incurred by Landlord as a result of the First Amendment to the Declaration of Special Land Use Restrictions or the First Amendment to the Parking Agreement or Parking Covenant. Any refunds or discounts actually received by Landlord for any category of Operating Expenses shall reduce Operating Expenses in the applicable Expense Year (pertaining to such Category of Operating Expenses). Landlord shall not make any profit by charging items to Operating Expenses that are otherwise also charged separately to others. Landlord shall not collect Operating Expenses from Tenant and all other tenants/occupants in the Project in an amount in excess of what Landlord incurred for the items included in Operating Expenses.

          4.2.4 Subject to the terms of Section 4.2.5, below, “Tax Expenses” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, Mello-Ross assessments, general and special assessments, transit taxes or charges, business or license taxes or fees, annual or periodic license or use fees, open space charges, housing fund assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal

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property used in connection with the Project), which Landlord shall pay or incur during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project.

               4.2.4.1 Tax Expenses shall include, without limitation:

                    (a) Except as provided in Section 4.8 below, any assessment, reassessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, conservation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall, except as otherwise expressly provided below, also include any governmental or private assessments or other charges, costs or impositions or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                    (b) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                    (c) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                    (d) Any tax on the Rent, right to Rent or any other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof.

               4.2.4.2 Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses if Landlord has a reasonable expectation of achieving a reduction in excess of the expenses incurred shall be included in Operating Expenses in the Expense Year such expenses are paid. Notwithstanding the foregoing, Landlord shall, for each tax fiscal year during the Lease Term, apply for a Proposition 8 reduction in real property taxes and shall use commercially reasonable efforts to obtain as high a Proposition 8 reduction as is possible with respect to each such tax fiscal year. Tax refunds shall be deducted from Tax Expenses in the applicable Expense Year. All special assessments which may be paid in

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installments shall be paid by Landlord in the maximum number of installments permitted by law and not included in Tax Expenses except in the year in which the assessment is actually paid; provided, however, that if the prevailing practice in Comparable Buildings is to pay such assessments on an early basis, and Landlord pays the same on such basis, such assessments shall be included in Tax Expenses in the year paid by Landlord.

               4.2.4.3 Notwithstanding anything to the contrary contained in this Section 4.2.4 (except as set forth in Section 4.2.4.1 or levied in whole or part in lieu of Tax Expenses), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.5 of this Lease, (iv) any tax penalties, and (v) any amounts payable directly by Tenant or other tenants.

          4.2.5 Additional Limitations on Direct Expenses. Notwithstanding anything contained in this Article 4 to the contrary, in no event shall the aggregate amount of (i) the Community Facilities District (Mello-Roos) special tax applicable to Phase I of the Project (i.e., Building 1 and Building 2) which is included in Direct Expenses, and (ii) the “Additional Capped Expenses,” as that term is defined, below, exceed (a) for the calendar year 2003, $534,092.36, and (b) for any subsequent year, one hundred four percent (104%) of the amount charged in the preceding year, calculated on a cumulative and compounded basis. For purposes of this Lease, “Additional Capped Expenses” shall mean any expenses charged by the master association applicable to the Project (excluding methane related expenses) and/or the following expenses charged under any other existing recorded document: (a) computer intranet, (b) landscape maintenance (re Fountain Park), (c) North Jefferson Entry Monument Reserve, (d) wetlands conservancy, (e) the Transportation Management Association, and (f) the cost of the pipeline to the “West Basin Reclamation Project”, if any.

          4.2.6 “Tenant’s Share”, with respect to each Tranche of the Premises and with respect to the entire Premises, shall mean the percentages set forth in Section 9 of the Summary. Tenant’s Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Buildings.

     4.3 Calculation and Payment of Additional Rent.

          4.3.1 Statement of Actual Direct Expenses and Payment by Tenant. As soon as reasonably possible following the end of each Expense Year, Landlord shall give to Tenant a statement (the “Statement”), which Statement shall state, on a line-item by line-item basis, the Direct Expenses incurred or accrued for such preceding Expense Year. Upon receipt of the Statement for each Expense Year ending during the Lease Term, Tenant shall pay, within thirty (30) days after receipt of such Statement, Tenant’s Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as “Estimated Expenses,” as that term is defined in Section 4.3.2, below. In the event the Statement indicates that the amounts paid by Tenant for such Expense Year as Estimated Expenses is in excess of Tenant’s Share of Direct Expenses for such Expense Year, Landlord shall pay to Tenant such overpayment within thirty (30) days after Landlord’s calculation of the Statement. The failure of

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Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord (provided that in the event that such failure continues for a period of six (6) months following receipt of Notice from Tenant, Tenant may elect to seek specific performance) or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of the Direct Expenses for the Expense Year in which this Lease terminates, taking into consideration that the Lease Expiration Date may have occurred prior to the final day of the applicable Expense Year, Tenant shall pay to Landlord or Landlord shall pay to Tenant (in the event of an overpayment by Tenant of Tenant’s Share of Direct Expenses) an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease within thirty (30) days of Tenant’s receipt of an invoice therefor from Landlord or Landlord’s calculation, as applicable. The provisions of this Section 4.3.1 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the immediately preceding sentence, Tenant shall not be responsible for Tenant’s Share of any Direct Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) calendar years after the earlier of the expiration of the applicable Expense Year or the Lease Expiration Date, provided that in any event Tenant shall be responsible for Tenant’s Share of Direct Expenses levied by any governmental authority or by any public utility companies at any time following the Lease Expiration Date which are attributable to any Expense Year (provided that Landlord delivers Tenant a bill (a “Supplemental Statement”) for such amounts within two (2) years following Landlord’s receipt of the bill therefor).

          4.3.2 Statement of Estimated Direct Expenses. In addition, Landlord shall give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall, on a line-item by line-item basis, set forth Landlord’s reasonable and good faith estimate (the “Estimate”) of what the total amount of Direct Expenses for the then-current Expense Year shall be (“Estimated Expenses”), which Estimate Statement may be revised and reissued by Landlord from time to time. Landlord shall use commercially reasonable efforts to provide an Estimate Statement to Tenant for each calendar year by May 1 of such calendar year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect Estimated Expenses under this Article 4 (provided that in the event that such failure continues for a period of three (3) months following receipt of Notice from Tenant, Tenant may elect to seek specific performance), nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Expenses theretofore delivered to the extent necessary; provided however, any such subsequent revision shall set forth on a reasonably specific basis any particular expense increase; provided further, however, that notwithstanding anything to the contrary contained in this Section 4.3.2, Tenant shall not be responsible for Tenant’s Share of any Estimated Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) calendar years after the earlier of the expiration of the applicable Expense Year or the Lease Expiration Date, provided that in any event Tenant shall be responsible for Tenant’s Share of Estimated Expenses levied by any governmental authority or by any public utility companies at any time following the Lease Expiration Date which are attributable to any Expense Year (provided that Landlord delivers Tenant a Supplemental Statement for such amounts within two (2) years following Landlord’s receipt of the bill therefor). Tenant shall pay, within thirty (30) days after receipt of such Estimate Statement, a fraction of the Estimated Expenses (or the increase in the Estimated Expenses if pursuant to a revised Estimate Statement) for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.2). Such fraction

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shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          4.3.3 Reviewed Expenses/Base Rent Adjustment.

               4.3.3.1 Calculation. Landlord shall deliver a statement (the “Reviewed Expense Statement”) of Operating Expenses within one hundred fifty (150) days following the expiration of the first Lease Year which shall indicate (i) the amount of “Protected Expenses,” as that term is defined, below, included in Direct Expenses for the first Lease Year calculated in accordance with the terms of this Lease, (ii) the amount of the management fee included in Direct Expenses for the first Lease Year calculated in accordance with the terms of this Lease grossed up to reflect full occupancy of the Premises with Tenant paying Base Rent at $17.40 per rentable square foot and with Tenant paying parking charges for all parking passes in the Maximum Parking Allotment (i.e., four (4) passes for each 1,000 usable square feet of the entire Premises), and (iii) the amount of cleaning expenses (i.e., the sum of the cleaning contract, cleaning supplies and rubbish removal) included in Direct Expenses for the first Lease Year, grossed up to reflect full occupancy of the Premises (collectively, the “Reviewed Expenses”). In the event that the Reviewed Expenses per rentable square foot of the Project exceed $9.36 (the “Reviewed Expenses Threshold”), then the annual Base Rent per rentable square foot due under this Lease for each Tranche shall be retroactively and prospectively decreased for each Lease Year during the Lease Term for all Tranches by the amount of such excess. Similarly, in the event that the Reviewed Expenses Threshold exceeds the Reviewed Expenses per rentable square foot of the Project, then the annual Base Rent per rentable square foot due under this Lease shall be retroactively and prospectively increased for each Lease Year during the Lease Term for all Tranches by the amount of such excess. In the event that the Base Rent shall be subject to modification pursuant to the terms of this Lease, the parties shall execute an amendment hereto reflecting the same. For purposes of this Section 4.3.3, “Protected Expenses,” shall mean administrative expenses (which shall include only administrative payroll (including management staff), communications expenses and office equipment/supplies), non-capitalized elevator expenses (i.e., the cost of the elevator maintenance contract), security expenses (which shall include only one officer, twenty-four hours a day, seven (7) days a week and the City of LA Regulation 4 inspection costs, and fire alarm panel monitoring), parking expenses (i.e., the cost of the Base Parking Personnel and operational parking expenses), insurance expenses, and Tax Expenses (inclusive of any reduction resulting from a Proposition 8 reduction).

               4.3.3.2 Estimated Reviewed Expenses/Supplemental Reviewed Expenses Statement. Landlord and Tenant hereby acknowledge and agree that the initial Reviewed Expenses Statement (i) may contain Landlord’s reasonable estimates of any components of Reviewed Expenses which cannot, as of the date of delivery of such statement, be finally determined (and the parties shall nevertheless make adjustments to the Base Rent set forth in this Lease in accordance with the terms hereof), and (ii) at such time as any such components of Reviewed Expenses which could not, as of the date of the Landlord’s delivery of the initial Reviewed Expenses Statement, be finally determined, are finally determined, Landlord shall deliver a supplemental Reviewed Expenses Statement (and the parties shall make such further

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adjustments to Base Rent in accordance with the terms of this Section 4.3.3 as may be required). Any amounts which may be due based upon the Base Rent already paid by Tenant as of the date of Landlord’s delivery of the initial Reviewed Expenses Statement or the supplemental Reviewed Expenses Statement, as the case may be, shall, in the case of amounts due Tenant, be credited against the next Base Rent due from Tenant, and in the case of amounts due Landlord, be paid to Landlord within thirty (30) days following receipt by Tenant of the applicable statement. Any modification of the Base Rent in accordance with the terms hereof shall, following such determination, be incorporated into an amendment to this Lease.

     4.4 Allocation of Direct Expenses.

          4.4.1 Prior to Commencement of Construction of Building 3. Prior to the date, if applicable, that Landlord commences construction of Building 3, Landlord and Tenant hereby acknowledge and agree that (i) so long as the Landlord under this Lease owns Building 3, Direct Expenses under this Lease shall include, without limitation, all insurance costs attributable to Building 3, and (ii) Building 3 and a portion of the Project (including the Field) are on a single tax parcel and that the Tax Expenses shall be reasonably and equitably allocated by Landlord between the Project and Building 3 on a square footage of land basis.

          4.4.2 After Building 3 Commencement of Construction. At all times following the date Landlord commences construction of Building 3, Tax Expenses and insurance costs shall to the extent incurred or billed on a shared basis for the Project (or a portion thereof) and Building 3 be allocated by Landlord to the Project and Building 3 based upon on an equitable and reasonable determination of the land and improvement value of the Project and Building 3, respectively; provided however, that insurance and Tax Expenses associated with the “New Parking Garage,” as that term is defined in Section 28.2 of this Lease, as well as other Direct Expenses associated with the New Parking Garage, shall be equitably and reasonably allocated by Landlord to the Project and Building 3 based upon the number of parking passes in the New Parking by Landlord Garage made available to the Project and Building 3, respectively.

          4.4.3 Other Terms. During the construction of Building 3, Landlord hereby acknowledges and agrees that any costs incurred by Landlord in connection with such construction (including, without limitation, increased utilities and insurance costs) shall be excluded from Direct Expenses under this Lease. Except as otherwise set forth in this Section 4.4, Direct Expenses under this Lease shall include no Direct Expenses associated with Building 3.

     4.5 Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord, as Additional Rent, upon demand for any and all taxes required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.5.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant’s equipment, furniture, trade fixtures and other personal property located in the

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Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant;

          4.5.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion of the Project (including, but not limited to, the Project parking facility); or

          4.5.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     4.6 Landlord’s Books and Records. Within two (2) years after Tenant’s receipt of a Statement or Supplemental Statement, if Tenant disputes the amount of Additional Rent set forth in the Statement, an employee of Tenant or an independent certified public accountant (which accountant is not working on a contingency fee basis), designated by Tenant, may, after reasonable notice to Landlord and during reasonable times and at Tenant’s sole cost and expense (except as otherwise provided below), inspect and copy Landlord’s accounting records with respect to the Expense Year covered by such Statement or Supplemental Statement at Landlord’s offices in Los Angeles County, California, provided that Tenant is not then in Monetary Default under this Lease and Tenant has paid all amounts required to be paid under the applicable Statement or Supplemental Statement, as the case may be. In connection with such inspection, Tenant and Tenant’s agents must agree in advance to follow Landlord’s reasonable rules and procedures regarding inspections of Landlord’s records, which rules and procedures shall be reasonably consistent with industry rules and procedures. As a condition precedent to any such inspection, Tenant shall deliver to Landlord a copy of Tenant’s written agreement with Tenant’s accountant performing the inspection which states, among other things, that (i) Landlord is an intended third-party beneficiary of the agreement and (ii) the accountant performing the inspection shall maintain all information contained in Landlord’s records in strict confidence. Tenant also agrees to maintain all information contained in Landlord’s records in strict confidence. Landlord shall provide Tenant with reasonable accommodations for such review and reasonable use of available office equipment, but may charge Tenant for telephone calls at Landlord’s actual cost. The results of any such inspection shall be provided to Landlord within sixty (60) days after such inspection is performed. Tenant’s failure to dispute the amount of Additional Rent set forth in any Statement within two (2) years of Tenant’s receipt of such Statement or Supplemental Statement, as the case may be, shall be deemed to be Tenant’s approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement or Supplemental Statement, as the case may be. In connection with the review, Landlord shall furnish Tenant with such supporting documentation relating to the subject Statement as Tenant may reasonably request. If, after such inspection of Landlord’s records, Tenant disputes the amount of Direct Expenses for the Expense Year to which such Statement or Supplemental Statement relates, Landlord and Tenant shall meet and attempt in good faith to resolve the dispute. If the parties are unable to resolve the dispute, then Tenant shall have the right to submit the dispute to arbitration pursuant to Section 29.29, below, and the proper amount of the disputed items shall be determined by the “Arbitrator,” as that term is defined in Section 29.29, below. The decision of the Arbitrator, including any “Arbitration Award,” as that term is defined in Section 29.29.3.2, below, shall be delivered simultaneously to Landlord and Tenant, and shall be final and binding upon Landlord and

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Tenant. If the Arbitrator determines that the amount of Direct Expenses billed to Tenant was incorrect, the appropriate party shall pay to the other party the deficiency or overpayment, as applicable, within thirty (30) days following delivery of the decision of the Arbitrator. All costs and expenses of Tenant’s accountant and the arbitration shall be paid by Tenant unless the final determination in such arbitration is that Landlord overstated Direct Expenses for the applicable Expense Year by more than six percent (6%) of the originally reported Direct Expenses, in which case Landlord shall pay all actual, documented and reasonable costs and expenses of the accountant and the arbitration. Landlord shall be required to maintain records of all Direct Expenses set forth in each Statement delivered to Tenant for the entirety of the two (2)-year period following Landlord’s delivery of any Statement or Supplemental Statement. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning, during the Review Period (in accordance with the terms hereof), the correctness of any Statement or Supplemental Statement delivered by Landlord to Tenant. Tenant hereby acknowledges that Tenant’s sole right to inspect Landlord’s books and records and to contest the amount of Direct Expenses payable by Tenant shall be as set forth in this Section 4.6, and Tenant hereby waives any and all other rights pursuant to applicable law to inspect such books and records and/or to contest the amount of Direct Expenses payable by Tenant; provided however, in no event shall the foregoing constitute a waiver by Tenant of any rights to pursue any fraud or similar claims against Landlord pertaining to Direct Expenses to the extent allowable under Applicable Laws.

     4.7 Tenant’s Right to Contest Tax Expenses. After reasonable written request (the “Tax Notice”) delivered to Landlord by Tenant in good faith, Landlord shall at Landlord’s option, either (i) diligently pursue reasonable claims for reductions in the Tax Expenses of either or both Buildings, and the part of the Project which contains the same, in which event Landlord shall provide Tenant with detailed information as to how Landlord will pursue such claims, or (ii) allow Tenant to pursue such claims with Landlord’s concurrence, in the name of Landlord. If Landlord agrees to pursue such claims or concurs in the decision to pursue such claims but elects to have them pursued by Tenant, the reasonable cost of such proceedings shall be paid by Landlord and included in Tax Expenses in the Expense Year such expenses are paid.

     4.8 Tenant’s Payment of Certain Tax Expenses. Notwithstanding anything to the contrary contained in this Lease, in the event that, at any time during the initial Lease Term, any sale, refinancing, or change in ownership of any of the Buildings or the Project is consummated (in any event, a “Sale”), and as a result thereof, and to the extent that in connection therewith, any of the Buildings or the Project is reassessed (the “Reassessment”) for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13, then the terms, covenants and conditions of this Section 4.8 shall apply to such Reassessment of the Building(s) or Project.

          4.8.1 The Tax Increase. For purposes of this Article 4, the term “Tax Increase” shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, which is attributable solely to the Reassessment. Accordingly, the term Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, which (i) is attributable to the initial assessment of the value of the Project, the base, shell and core of the Buildings or the tenant improvements located in the Buildings; (ii) is attributable to assessments which were pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments

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were otherwise rendered unnecessary following the Reassessment; or (iii) is attributable to the annual inflationary increase of real estate taxes, but not in excess of two percent (2.0%) per annum.

          4.8.2 Protection. During the initial Lease Term, Tenant shall not be obligated to pay any portion of any Tax Increase in connection with a Reassessment which occurs as a result of (i) any sale(s) or partial sale(s) (or organizational changes which causes a reassessment) to a “Landlord Affiliate,” as that term is defined below and (ii) the first (1st) sale of the Project to a non-Landlord Affiliate. For purposes herein, the term “Landlord Affiliate” shall mean (I)(a) CA-Playa Vista Water’s Edge Limited Partnership, a Delaware limited partnership, (b) McGuire Partners SCS, Inc., a Delaware corporation, (c) McGuire Partners-PV Investor Partnership, L.P., California limited partnership, (d) Maguire Properties Inc., a Maryland corporation, and (e) Equity Office Properties Trust, a Maryland real estate investment trust, and (e) Maguire Partners Ltd., a California limited partnership (each of (I)(a)-(e), a “Landlord Member”), or (II) an entity which is controlled by, controls or is under common control with Landlord or any Landlord Member, or (III) an entity which merges with or acquires or is acquired by Landlord or Landlord Member or a parent, subsidiary or member of Landlord or any Landlord Member, or (IV) a transferee of substantially all of the assets or stock of Landlord or any Landlord Member.

          4.8.3 Landlord’s Right to Purchase the Proposition 13 Protection Amount Attributable to a Particular Reassessment. The amount of Tax Expenses which Tenant is not obligated to pay or will not be obligated to pay during the initial Lease Term in connection with a particular Reassessment pursuant to the terms, covenants and conditions of this Section 4.8, shall be sometimes referred to hereafter as a “Proposition 13 Protection Amount.” If the occurrence of a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each Lease Year commencing with the Lease Year in which the Reassessment will occur, the terms, covenants and conditions of this Section 4.8.3 shall apply to each such Reassessment. Upon Notice to Tenant, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (the “Applicable Reassessment”), at any time during the Lease Term, by paying to Tenant an amount equal to the “Proposition 13 Purchase Price,” as that term is defined in this Section 4.8.3 of this Lease, provided that the right of any successor of Landlord to exercise its right of repurchase hereunder shall not apply to any Reassessment which results from the event pursuant to which such successor of Landlord became the Landlord under this Lease. As used herein, “Proposition 13 Purchase Price” shall mean the present value of the Proposition 13 Protection Amount remaining during the Lease Term, as of the date of payment of the Proposition 13 Purchase Price by Landlord. Such present value shall be calculated (i) by using the portion of the Proposition 13 Protection Amount attributable to each remaining Lease Year (as though the portion of such Proposition 13 Protection Amount benefited Tenant at the end of each Lease Year), as the amounts to be discounted, and (ii) by using discount rates for each amount to be discounted equal to (A) the average rates of yield for United States Treasury Obligations with maturity dates as close as reasonably possible to the end of each Lease Year during which the portions of the Proposition 13 Protection Amount would have benefited Tenant, which rates shall be those in effect as of Landlord’s exercise of its right to purchase, as set forth in this Section 4.8.3, plus (B) one percent (1%) per annum. Upon such payment of the Proposition 13 Purchase Price, the

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provisions of Section 4.8.2 of this Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment. Since Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, then when such Reassessment occurs, if Landlord has underestimated the Proposition 13 Purchase Price, then upon Notice by Landlord to Tenant, Tenant’s Rent next due shall be credited with the amount of such underestimation, and if Landlord overestimates the Proposition 13 Purchase Price, then upon Notice by Landlord to Tenant, Rent next due shall be increased by the amount of the overestimation. Any dispute between the parties with respect to Landlord’s estimation of the Proposition 13 Purchase Price shall be resolved by arbitration pursuant to, and in accordance with, Section 29.29 hereof.

ARTICLE 5

USE OF PREMISES

     Tenant shall use the Premises solely for the “Permitted Use,” as that term is defined in Section 13 of the Summary, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) schools or other training facilities which are not ancillary to corporate, executive or professional office use (other than exclusively for Tenant’s employees); (ii) retail (except on-line retail and purchases by employees and/or invitees of Tenant from Tenant’s company store) or restaurant uses (other than exclusively for Tenant’s employees); and (iii) communications firms such as radio and/or television stations. Notwithstanding the foregoing, Tenant shall have the right, subject to compliance with all applicable provisions of this Lease, to use the Premises or portions thereof for the following specific purposes: (A) kitchens, pantries and dining rooms for the feeding of employees and guests of Tenant; (B) recreation rooms for employees of Tenant; (C) vending machines and snack bars for the sale of food, confections, nonalcoholic beverages, newspapers and other convenience items to employees of Tenant and sales of Tenant’s products and promotional items to Tenant’s employees and/or invitees at Tenant’s company store; (D) business and mailroom machines, equipment for printing, producing and reproducing forms, circulars and other materials used in connection with the conduct of Tenant’s business; (E) libraries for employees of Tenant; (F) computer and other electronic data processing; (G) boardrooms and conference rooms; (H) training and testing rooms for employees and customers of Tenant; (I) facilities for storage of equipment and supplies in connection with the foregoing; (J) safe and vault areas; (K) art studio; (L) post production facilities and equipment; and (M) an audio-visual studio/stage and other video and filming activities. Notwithstanding the foregoing, in no event shall any of the uses set forth in items (A) through (M), above, or any non-general office component of the Permitted Use, as set forth in Section 13 of the Summary, cause odors, sounds, sound-related vibrations or other odors, noise or vibrations to be smelled, heard or felt from outside the Project in excess of the level of odors, noise and vibrations caused by typical general office use. Tenant, at its expense, shall procure and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of the Permitted Use in the Premises. Landlord agrees to reasonably cooperate with Tenant, at no cost or expense to Landlord, in procuring and maintaining any such licenses and permits. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations, or in violation of the

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laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project; provided, however, the cost of such compliance shall be governed by Articles 4 and 24 of this Lease. Tenant shall faithfully observe and comply with the Rules and Regulations set forth in Exhibit B attached hereto. Subject to this Article 5 and any covenants, representations and warranties of Landlord contained herein, Tenant shall comply with, and this Lease shall be subject to, all recorded covenants, conditions, and restrictions, declarations, development agreements, easements, operating agreements or other instruments (including any amendments and modifications to any such instruments) now or hereafter affecting the Project, if any (collectively, the “Underlying Documents”). Following Notice to Tenant, Tenant agrees that Landlord may, without Tenant’s prior consent, create any Underlying Documents and/or modify the terms of the Underlying Documents without affecting Tenant’s subordination of this Lease thereto, so long as such creations or modifications do not materially, adversely affect Tenant’s rights under this Lease (including Tenant’s Permitted Use, Exterior Signage and Tenant access to or use of the Premises, Common Areas, Field, Special Use Areas and the Project parking facility) or adversely affect, or monetarily increase, in a material manner, Tenant’s obligations thereunder or hereunder or changes the character of the Project to something other than a first-class development. Tenant hereby acknowledges and agrees that the foregoing may include, without limitation, the creation of covenants, conditions and restrictions which address rights and obligations set forth in this Lease which apply to both “Phase I” (i.e., Building 1 and Building 2) and “Phase II” (i.e., the Field and the Building 3 site), including, without limitation, the parties rights and obligations under Articles 21 and 28 and the allocations of costs under Article 4. Landlord may otherwise create any Underlying Documents and/or modify the Underlying Documents only with Tenant’s prior written consent, in Tenant’s sole discretion, which shall be granted or denied by Tenant within thirty (30) days following Landlord’s delivery of such request to Tenant. To the extent the Underlying Documents are so created or amended pursuant to the terms of either of the foregoing two (2) sentences, Tenant, upon request by Landlord, will execute an agreement substantially in the form of Exhibit K, attached hereto and incorporated herein by this reference, evidencing Tenant’s subordination to any such amendment or newly created document within thirty (30) business days following request by Landlord. Appropriate modifications shall be made to Exhibit K when the same is to be utilized for a newly created document. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or substances as defined pursuant to any applicable federal, state or local governmental or quasi-governmental law, code, ordinance, rule, or regulation. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices for the Permitted Use, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials. Landlord agrees that the use of such products in the Premises in compliance with all Applicable Laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Article 5.

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ARTICLE 6

SERVICES AND UTILITIES

     6.1 Standard Tenant Services. Landlord shall provide the following services at all times and on all days during the Lease Term, unless otherwise stated below:

          6.1.1 Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide as part of normal Operating Expenses heating, ventilation and air conditioning (“HVAC”) as and when required by Tenant for normal comfort for normal office use in the Premises. The Building’s HVAC system is designed to perform in accordance with the specifications set forth on Exhibit M, attached hereto. Landlord shall use commercially reasonable efforts (which may include the requirement that Landlord expend money) to cause the HVAC system to materially perform in accordance with such design specifications. Tenant shall designate to Landlord (or through independent control systems) the number and timing of hours Tenant desires HVAC for each weekday and each weekend day (the “Tenant Designated HVAC Hours”), and Landlord shall provide HVAC during the Tenant Designated HVAC Hours. Landlord shall also cause the HVAC and indoor air quality of the Buildings’ Common Areas and the Premises to materially comply with for the entire Lease Term and any periods of occupancy of the Premises or any part thereof by Tenant prior to the Lease Commencement Date, the standards set forth in Standard 62-1989 for office occupancy (“Ventilation for Acceptable Indoor Air Quality”), including both the requirements of the Ventilation Rate Procedure and Indoor Air Quality Procedure and the maintenance requirements, recommendations and guidelines contained therein, promulgated by the American Society of Heating, Refrigerating and Air Conditioning Engineers (“ASHRAE”) (collectively, the “Indoor Air Quality Standard”); provided, however, notwithstanding the foregoing, such obligations of Landlord shall not apply to conditions caused by Tenant’s use or improvements (other than general office improvements) to the Premises or any act or omission of Tenant or Tenant’s Parties. In the event the indoor air quality delivered to the Premises or the Buildings’ Common Areas by the HVAC system (excluding any air delivered by any supplemental system installed by Tenant) does not meet the Indoor Air Quality Standard as a result of a condition not caused by Tenant’s use of the Premises (for non-general office use) or any act or omission of Tenant or Tenant’s Parties, such condition shall be referred to as a “Sick Building,” and in addition to any other obligations or liabilities of Landlord and rights and remedies of Tenant with respect thereto, the terms of Section 7.2 shall apply. For purposes of this Lease, “Business Hours” of the Buildings shall be Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturdays during the period from 9:00 a.m. to 1:00 p.m. (collectively, the “Building Hours”), except for Sundays and New Year’s Day, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (collectively, the “Holidays”).

          6.1.2 Tenant shall bear the cost of replacement of all lamps, starters and ballasts for lighting fixtures within the Premises. Landlord and Tenant shall cause all charges for electricity used within the Project to be billed directly to Tenant by the electricity supplier, which shall be selected by Landlord; provided, however, that in the event that Landlord is not an “EOP Affiliate,” as that term is defined, below, Landlord shall use commercially reasonable efforts to select an electrical utility supplier that is providing electricity at substantially competitive rates. Tenant will pay all service establishment fees (except for the initial service establishment fees for

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the Buildings which shall be paid at Landlord’s sole cost and expense), other service fees which may be imposed by the supplier in conjunction with its service to Tenant, and all charges for electric current used within the Project. Tenant shall make all such payments directly to such electricity supplier as and when bills are rendered. Should Tenant fail to pay such amounts within five (5) business days after written notice from the electricity supplier and/or Landlord, as the case may be that such amounts are past due, Landlord shall have the right to pay same on Tenant’s behalf and Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in conjunction with such payment within thirty (30) days after demand therefor. All such costs and expenses incurred by Landlord on Tenant’s behalf shall be deemed Additional Rent payable by Tenant and collectible by Landlord as such. All electricity and other utility charges to the extent paid directly by Tenant shall be excluded from Operating Expenses. Throughout the Lease Term, Landlord, at Tenant’s expense, shall keep –all electricity meters and appurtenant equipment in good working order and condition, and shall repair and if necessary, replace same at Tenant’s sole cost and expense. At no time shall use of electricity in the Premises exceed the capacity of existing feeders and risers to or wiring in the Premises. Notwithstanding the foregoing, Landlord shall bear the cost of the equipment capable of providing up to 1.5 watts per rentable square foot demand load for lighting and 5.3 watts per rentable square foot demand load for convenience power/equipment in Building 1 and 2.7 watts per rentable square foot demand load for lighting and 6.5 watts per rentable square foot demand load for convenience power/equipment in Building 2. The foregoing electrical capacity is (A) exclusive of electricity utilized by base building equipment such as the Building HVAC system and Building elevators, and (B) applicable to the entirety of the Premises located in each Building (and not applicable solely on a floor-by-floor basis). Notwithstanding anything contained herein to the contrary, Tenant shall bear the expense of horizontally distributing such electricity to the Premises. Any risers or wiring to meet Tenant’s excess electrical requirements shall, upon Tenant’s written request, be installed by Landlord, at Tenant’s sole cost, if, in Landlord’s reasonable judgment, the same shall not (i) cause permanent damage or injury to the Project, the Buildings or the Premises, (ii) cause or create a dangerous or hazardous condition, (iii) entail excessive or unreasonable alterations, repairs or expenses, or (iv) interfere with or disturb other tenants or occupants of the Buildings. For purposes of this Lease, an “EOP Affiliate” shall mean (I)(a) CA-Playa Vista Water’s Edge Limited Partnership, a Delaware limited partnership, (b) Equity Office Properties Trust, a Maryland real estate investment trust, (each of (I)(a) and (b), an “EOP Member”), or (II) an entity which is controlled by, controls or is under common control with Landlord or any EOP Member, or (III) an entity which merges with or acquires or is acquired by Landlord or EOP Member or a parent, subsidiary or member of Landlord or any EOP Member, or (IV) a transferee of substantially all of the assets or stock of Landlord or any EOP Member.

          6.1.3 Landlord shall, in compliance with all Applicable Laws, provide facilities for the provision of city water from the regular Building outlets and for cafeteria, gymnasium, kitchen, drinking, lavatory and toilet and other Permitted Use purposes.

          6.1.4 Landlord shall enter into a contract for the provision of janitorial services Monday through Friday, except for the dates of observation of the Holidays, in and about the Premises at a minimum materially consistent with the specifications set forth on Exhibit N, attached hereto, provided that Tenant shall designate the exact scope (and the timing) for the janitorial services for the Premises (but in no event shall such scope be less than that set

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forth on Exhibit N). Landlord hereby acknowledges that such scope may include, without limitation, the cleaning of Tenant’s gymnasium and cafeteria, and Landlord shall cause the janitorial services provider to materially comply with Tenant’s reasonably requested specifications at Tenant’s expense (at Landlord’s rates or at otherwise reasonably competitive rates). Landlord shall also provide window washing services in a manner consistent with the Comparable Buildings. All cleaning of the Premises shall be performed by Landlord’s cleaning contractor, as an Operating Expense, at rates which shall be reasonably competitive with rates of other cleaning contractors providing comparable services to Comparable Buildings. Landlord’s cleaning contractor and its employees shall have access to the Premises at such times as are reasonably selected by Tenant. Notwithstanding the foregoing, Tenant shall, upon providing Landlord with at least forty-five (45) days prior written notice, have the right to provide janitorial services which are in addition to the services provided by Landlord to the extent that Tenant’s janitors do not unreasonably interfere with the janitorial services provided by Landlord for the Project and subject to Landlord’s reasonable rules and regulations. Landlord also acknowledges and agrees that Tenant shall have the right to request that Landlord replace certain individual janitors providing janitorial services to the Premises with other janitors employed by Landlord, which request Landlord shall use commercially reasonable efforts to accommodate.

          6.1.5 Landlord shall provide nonexclusive automatic elevator service at all times.

          6.1.6 Landlord shall enter into a contract for the provision of access control, security and supervision services for the Project in accordance with commercially reasonable specifications designated by Tenant (but in no event shall be the Project’s security consist of less than one security officer per eight (8) hour shift, twenty-four (24) hours a day, seven (7) days a week). Additionally, Landlord shall, at Landlord’s expense, using Project standard materials, guidelines, specifications and procedures, install a monitored card or key system serving the Project, Project parking facilities, the “Fence,” as that term is defined in Section 2.1.2 of the Tenant Work Letter, and the Project elevators (the “Card Key System”), which Card Key System shall control access to the Project entrances and have elevator lock-off capability at all times, subject to governmental laws, rules and regulations, and Force Majeure. The Fence shall at all times be maintained at the Project and access through the Fence shall be permitted only by the Card Key System. In addition, following reasonable prior notice to Landlord, Landlord shall have available, after Building Hours, an access control person (who may be a “rover”) to escort employees and invitees of Tenant from the Buildings to the Project parking facility, and such escort service shall be based on the availability of such person (provided that Landlord shall use commercially reasonable efforts to make such person available). Although Landlord agrees to provide such security personnel, neither Landlord nor the “Landlord Parties,” as that term is defined in Section 10.1 of this Lease, shall, except as provided in Section 10.1, be liable for, and Landlord and the Landlord Parties are hereby released from any responsibility for any damage either to person or property sustained by Tenant incurred in connection with or arising from, any acts or omissions of such security personnel, provided that Landlord shall remain liable, to the extent consistent with Applicable Law, for personal injury and property damage to the extent caused by the negligence or willful misconduct of Landlord’s security personnel. Landlord shall allow Tenant to install, at its own expense, its own security system in the Premises and Project, including, subject to Landlord’s reasonable security procedures, employing security personnel reasonably approved by Landlord; provided, however that Tenant shall coordinate the

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installation and operation of such security system with Landlord to assure that Tenant’s security system is compatible with Landlord’s security system; provided, further, that no Design Problem exists; provided, however, that Landlord and Tenant acknowledge and agree that nothing contained in this Section 6.1.6 shall be construed to limit the rights of Landlord under Article 27 of this Lease. In connection with Tenant’s installation of Tenant’s security system, Tenant shall provide to Landlord, commencing with the installation of Tenant’s security system in the Premises, the telephone number(s) of an authorized representative of Tenant to whom Landlord shall give reasonable prior notice (as reasonably determined by Landlord under the circumstances, but in no event less than forty-eight (48) hours prior written notice, unless in an emergency in which Landlord believes that life, property, safety, or security is in jeopardy) in the event Landlord must enter the Premises pursuant to Article 27 hereof, but in no event shall Landlord, following Landlord’s provision of such reasonable notice to Tenant’s authorized representative, be obligated to delay Landlord’s entry into the Premises or to monitor or otherwise operate Tenant’s security system while inside the Premises.

          6.1.7 Tenant shall be permitted, at its sole cost and expense, to contract with any telecommunications provider of its choice; provided, however, such telecommunications provider shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided, further, subject to the terms of this Lease, and subject to the reasonable rules and regulations of Landlord, Landlord shall provide Tenant’s telecommunications provider(s) access to the Building’s risers and rooftop, for the purpose of installing any necessary cabling and equipment in accordance with plans and specifications approved in writing, in advance, by Landlord, which approval shall not be unreasonably withheld or conditioned and shall be granted or denied within ten (10) business days.

          6.1.8 Tenant shall be permitted to use the existing bicycle racks located in the Project parking facility for Tenant’s employee’s bicycles.

          6.1.9 Landlord shall provide a commercially reasonable system pursuant to which Tenant, in the event of an emergency, may promptly contact the Project manager and Project engineer or their equivalent twenty-four (24) hours a day seven (7) days a week (whether or not within Building Hours).

          6.1.10 Subject to the remaining terms of this Lease, Tenant shall have the right, at Tenant’s sole cost and expense, to bring to the Project such fiber optic cabling as Tenant shall desire. Landlord shall reasonably cooperate with Tenant, at Tenant’s sole cost and expense, in connection with Tenant’s securing access to the fiber optic cabling of Tenant’s choice (including to the extent reasonably possible and without material adverse effect upon Landlord, at Tenant’s sole cost and expense, utilizing Landlord’s existing easements and/or seeking (or cooperating with Tenant to obtain) new easements over adjacent properties).

          6.1.11 Tenant shall have the right to contract with any internet service provided desired by Tenant (at Tenant’s sole cost and expense).

     Notwithstanding anything in this Section 6.1 to the contrary, Landlord acknowledges and agrees that Landlord will not add any new categories of services (beyond those set forth above and except to the extent relating to security, safety, compliance with Applicable Laws, and/or

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Landlord’s obligations pursuant to the terms of this Lease) to the Building without Tenant’s prior written consent, which consent may be withheld in Tenant’s sole discretion unless such withholding of consent would cause a Design Problem. Notwithstanding anything to the contrary contained in this Lease, including without limitation, Articles 4 and 6, Tenant may, at any time and from time to time, upon thirty (30) days prior written notice to Landlord, elect to perform or provide all or some of the following services for the Buildings in lieu of Landlord providing the same: day porter, handyman, non-Building System engineer, locksmith and the purchase and provisions of materials and supplies for all or any of the same; provided, however, that all such other personnel shall abide by Landlord’s reasonable rules, regulations and procedures; provided further, however, that to the extent Tenant elects to provide any such items in lieu of having the Landlord supply the same, then (i) such services shall be provided by Tenant in a first-class manner (in a manner comparable to the provision of such services by the landlords of Comparable Buildings), and (ii) the cost and expense of such items shall not be included in Operating Expenses except to the extent Landlord incurs costs with respect to such items for the Common Areas.

     6.2 Actual Cost. Landlord shall supply all utilities and services to be supplied to Tenant under this Lease at Actual Cost to Tenant. If Tenant uses water or electricity or other services or utilities supplied by Landlord pursuant to this Lease, whether or not included in Operating Expenses, Tenant shall pay to Landlord the Actual Cost of such consumption or services. “Actual Cost” shall be the actual cost charged by third party providers and/or the cost of installation, operation (but not including utility charges to the extent separately metered to the Premises and paid by Tenant), and maintenance of equipment which is installed in order to supply such consumption, without, however, any charge for profit, overhead or administration. Landlord, at its cost, may install devices to separately meter any such use. To the extent the salary of personnel providing services to Tenant is included in Operating Expenses, Actual Cost shall not include and Tenant shall not be required to pay an additional amount for use of such personnel (except to the extent such personnel is utilized by Tenant on an overtime basis). Tenant shall pay such cost directly to Landlord within thirty (30) days following receipt of a bill therefor to the extent not included within Operating Expenses. Amounts payable by Tenant to Landlord for such use of utilities and services shall be deemed Additional Rent hereunder.

     6.3 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent (except as provided in Section 19.5.2 of this Lease) or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Project after reasonable effort to do so, by any accident or casualty whatsoever, by act or Default of Tenant or other parties; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent (except as provided in Section 19.5.2 of this Lease) or performing any of its obligations under this Lease, provided, however, that Landlord shall use commercially reasonable and diligent efforts to restore such service to the extent the restoration of the same is not the obligation of Tenant, the utility company or other third party. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant’s business,

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including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions (“Voluntary Compliance”) without creating any liability of Landlord to Tenant under this Lease, provided that (i) the Premises are not thereby rendered untenantable, (ii) such controls or guidelines do not materially interfere with the conduct of Tenant’s Permitted Use from the Premises, Tenant’s Special Use Areas and the Common Areas, (iii) Landlord’s compliance with such controls or guidelines is generally consistent with the practice of landlords of Comparable Buildings and (iv) Tenant’s monetary obligations hereunder are not materially increased.

     6.4 Tenant HVAC System. Subject to the terms of the Tenant Work Letter or Article 8 of this Lease, as the case may be, Tenant, at its sole expense, may install supplemental HVAC systems in the Premises (the “Tenant HVAC System”). Tenant shall be responsible for the cost of all electricity utilized by the Tenant HVAC System. At Landlord’s sole option, which option shall be exercised at the time Landlord grants its consent to Tenant’s installation of the Tenant HVAC System so long as Tenant includes in its request for consent a “Removal Designation Reminder,” as that term is defined in Section 8.5 of this Lease, in the same manner as is required under Section 8.5 of this Lease, Tenant shall remove the Tenant HVAC System, and repair any damages to the Buildings caused by such removal, or leave same in the Premises, in which event the same shall become a part of the realty and belong to Landlord and shall be surrendered with the Premises upon the expiration or earlier termination of this Lease.

     6.5 HVAC Upgrade Costs. Within ninety (90) days prior to the expiration of the initial Lease Term, (i) Landlord and Tenant shall mutually and reasonably agree upon an engineer who is qualified to evaluate the condition of the HVAC systems and equipment servicing the Buildings which are normally considered part of a base building HVAC system (to the extent that any such systems and equipment are impacted by HVAC service utilized by Tenant, the “HVAC Units”) and associated modification and/or replacement costs (the “Neutral Engineer”), and (ii) the Neutral Engineer shall evaluate the HVAC Units. To the extent that the Neutral Engineer shall determine that the remaining useful life of the HVAC Units (maintaining a level of performance of such HVAC Units consistent with such units’ design specifications as stated in Section 15800 - Part 2.01 of the Project Manual for Water’s Edge - Volume 2 Revised 6/29/2001 and industry standards (the “HVAC Standards”)) shall be less than five (5) years from the expiration of the initial Lease Term as a result of excess Tenant use, Tenant shall pay to Landlord an amount equal to the cost (the “HVAC Upgrade Costs”) to modify or replace, as the case may be, such units in order to obtain a remaining useful live of five (5) years or more from the expiration of the initial Lease Term (with performance of such units consistent with the HVAC Standards), provided that to the extent that such modifications or replacements shall cause the HVAC Units to have in excess of a five (5) year remaining useful life from the expiration of the initial Lease Term (with performance of such units consistent with the HVAC Standards), Tenant shall only be required to pay to Landlord the product of (a) the HVAC Upgrade Costs, and (b) a fraction, the numerator of which equals the number of years which must be added to the current useful life in order to obtain a useful of life of five (5) years following the expiration of the initial Lease Term and the denominator of which equals the number of years remaining in the useful life of the HVAC Units as estimated by the Neutral

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Engineer following such modifications and/or replacements, as the case may be. Tenant shall pay amounts due hereunder to Landlord within thirty (30) days of the determination thereof. Notwithstanding anything contained herein to the contrary, in the event that, prior to the expiration of the initial Lease term, the HVAC Units require total or partial replacement or a capital improvement due to excess Tenant use, the parties shall retain a Neutral Engineer to assess the condition of the HVAC Units in accordance with the terms hereof, and Tenant shall be responsible for the costs incurred to cause the new or improved HVAC Units to have a remaining useful life (with performance of such units consistent with the HVAC Standards) of five (5) years beyond the expiration of the initial Lease Term and to the extent that such replacement or capital improvement shall cause the HVAC Units servicing the Building to have in excess of a five (5) year remaining useful life beyond the expiration of the initial Lease Term (with performance of such units consistent with the HVAC Standards), Tenant shall only be required to pay to Landlord a prorata portion thereof in a manner consistent with the terms set forth above.

ARTICLE 7

REPAIRS

     7.1 In General. Landlord shall operate and maintain in such condition and operating order (and shall keep in such repair and condition), in a manner substantially consistent with the maintenance and operational standards employed by landlords of Comparable Buildings, the structural and non-structural portions of the Project (but excluding non-structural portions of the Premises), including the Common Areas, foundation, floor/ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, parking areas, stairwells, escalators, elevator cabs, plazas, pavement, sidewalks, curbs, entrances, landscaping, art work, sculptures, base building men’s and women’s washrooms, Building mechanical, electrical and telephone closets, and all common and public areas (collectively, “Building Structure”) and the Base Building mechanical, electrical, life safety, plumbing, sprinkler systems and HVAC systems and other Building systems and equipment which were not constructed by Tenant Parties (collectively, the “Building Systems”) and otherwise operate the Project in a manner and condition materially comparable with the standards of operation as are generally customary for Comparable Buildings. Notwithstanding anything in this Lease to the contrary, Tenant shall be required to repair the Building Structure and/or the Building Systems to the extent required because of (i) Tenant’s use of the Premises for other than normal and customary business office operations, or (ii) the negligence or willful misconduct of Tenant or the Tenant Parties, unless and to the extent such damage is covered by insurance carried or required to be carried by Landlord pursuant to Article 10 and to which the waiver of subrogation is applicable (such obligation to the extent applicable to Tenant as qualified and conditioned will hereinafter be defined as the “BS/BS Exception”). Except as provided as part of Landlord’s obligations set forth above or elsewhere in this Lease, Tenant shall, at Tenant’s own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, keep the Premises, including all improvements (including all Tenant Improvements and all Alterations) and fixtures, in good order, repair and first-class condition at all times during the Lease Term (but such obligation shall not extend to the Building Structure and the Building Systems except pursuant to the BS/BS exception). In addition, except as provided as part of Landlord’s repair obligations set forth above or elsewhere in this Lease, Tenant shall, at Tenant’s own expense but

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under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation Article 8 hereof, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances (but such obligation shall not extend to the Building Structure and the Building Systems except pursuant to the BS/BS exception); provided however, that, at Landlord’s option, but only if Tenant fails to make such repairs and replacements within thirty (30) days after Notice thereof from Landlord (or such sooner period of time in the case of an emergency or to otherwise to protect life and property), Landlord may, but need not, make such repairs and replacements and Tenant shall pay Landlord the cost thereof, sufficient to reimburse Landlord for all Actual Costs arising from Landlord’s involvement with such repairs and replacements to the extent not duplicative of Operating Expenses and to the extent the work is not performed by people whose salaries are paid out of Operating Expenses forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises (but except during emergencies, Landlord may not enter Secured Areas, as defined in Article 27 of this Lease) at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by Applicable Laws; provided, however, except for emergencies, any such entry into the Premises by Landlord shall be performed in a manner so as not to materially or adversely interfere with Tenant’s use of, or ingress or egress to, the Premises and otherwise in accordance with Article 27. Except as otherwise expressly provided herein, Tenant hereby waives any and all rights under the benefits of Section 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

     7.2 Tenant’s Right to Make Repairs. Notwithstanding any of the terms and conditions set forth in this Lease to the contrary, if Tenant provides Notice to Landlord of an event or circumstance which requires the action of Landlord with respect to repair and/or maintenance of the portions of the Buildings comprised of full floors which are included in the Premises, including the Building Structure and/or Building Systems on such floors, which event or circumstance with respect to the Building Structure or Building Systems materially or adversely affects the conduct of Tenant’s business from the Premises, and Landlord fails to commence corrective action within a reasonable period of time and to thereafter diligently proceed with such efforts to completion, given the circumstances, after the receipt of such Notice, but in any event not later than fifteen (15) days after receipt of such Notice in which to commence such corrective action (except in cases of emergency where Tenant’s conduct of Tenant’s Permitted Use is adversely and materially affected, in which case one (1) business day after receipt of such Notice or such later period of time as is reasonably necessary to commence such corrective action), then Tenant may proceed to take the required action upon delivery of an additional five (5) business days’ Notice to Landlord, except in the case of emergency where no additional notice shall be required, specifying that Tenant is taking such required action, and if such action was required under the provisions of this Lease to be taken by Landlord and was not commenced by Landlord within such five (5) business day period and thereafter diligently pursued to completion, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant’s reasonable costs and expenses in taking such action plus interest thereon at the Interest Rate. In the event Tenant takes such action for work that affects the Building Structure and/or the Building Systems, Tenant shall use only those contractors used by Landlord in the Buildings for work unless such contractors are unwilling or unable to perform such work at competitive

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market rates, or timely perform such work, in any such event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings. Promptly following completion of any work taken by Tenant pursuant to the provisions of this Section 7.2, Tenant shall deliver a detailed invoice of the work completed, the materials used and the costs relating thereto. If Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice from Tenant, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant’s invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord’s reasons for its claim that such action did not have to be taken by Landlord pursuant to the provisions of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not then be entitled to such deduction from Rent and the matter shall proceed to resolution by the selection of an arbitrator to resolve the dispute, which arbitrator shall be selected and qualified pursuant to the procedures set forth in Section 29.29 of this Lease. If Tenant prevails in the arbitration, the amount of the Arbitration Award (which shall include interest at the Interest Rate from the time of each expenditure by Tenant until the date Tenant receives such amount by payment or offset and attorneys’ fees and related costs) may be deducted by Tenant from the Rent next due and owing under this Lease if Landlord fails to pay such Arbitration Award within thirty (30) days after it is so awarded.

ARTICLE 8

ADDITIONS AND ALTERATIONS

     8.1 Landlord’s Consent to Alterations. Tenant shall have the right, without Landlord’s consent but upon five (5) business days prior Notice to Landlord, to make non-structural additions and alterations which do not create a Design Problem (“Cosmetic Alterations”) to the Premises that do not (i) affect the exterior appearance of the subject Building or (ii) affect the Building Systems or the Building Structure. Tenant shall also have the right, without the necessity of obtaining the Landlord’s prior consent, to install phone, computer and telecommunications lines and cabling that do not affect the Base Building Systems and are located entirely within the Premises. Except in connection with Cosmetic Alterations made to the Premises, Tenant may make improvements, alterations, additions or changes to (A) the Premises, (B) the Building Structure or the Building Systems, or (C) to the Common Areas and the external portion of the Buildings, including, without limitation, the “Common Area Improvements,” as that term is defined in Section 2.1.2 of the Tenant Work Letter (collectively, the “Common Area Alterations”) (collectively, the “Alterations”) only upon first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than ten (10) business days prior to the commencement thereof, and which consent or approval shall not be withheld, conditioned or delayed by Landlord, unless a Design Problem exists, provided that with respect to Common Area Alterations, Landlord’s consent shall be granted or denied in accordance with the procedure described with respect to Common Area Improvements, as set forth in Section 2.1.2 of the Tenant Work Letter. A “Design Problem” is defined as, and will be deemed to exist if such Alteration will (i) cause the exterior appearance of the Building or Project to be inconsistent with a first class office building project (giving due consideration to the fact that many other first class office projects do not maintain features such

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as the Field, the Patio, the Water Features, and other outdoor areas which are part of the Project); (ii) adversely or materially affect the Building Structure; (iii) adversely or materially affect the Building Systems; (iv) fail to comply with Applicable Laws; (v) conflict with the Underlying Documents (unless Tenant obtains a waiver thereof); (vi) materially affect the construction, customary operation (including, without limitation, typical ingress to and egress from Building 3 and the parking facilities servicing the same) or use of Building 3; or (vii) materially affect Landlord’s ability to comply with Landlord’s obligations under this Lease (including, without limitation, Article 28) or materially affect Landlord’s rights under this Lease. The construction of the Tenant Improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8 (except as otherwise specifically set forth herein). Subject to the terms of Article 23 of this Lease, any Exterior Signage installed by Tenant shall comply with the provisions of this Article 8; provided, however, that item (i) in the definition of Design Problem set forth above shall be deemed replaced by the test set forth in Section 23.5 of this Lease as to “Objectionable Name.” Landlord’s failure to respond to Tenant’s notice within such ten (10) business days following Landlord’s receipt of Tenant’s Alterations request shall be deemed approval of the Alterations in question, provided that Tenant’s notice must state in bold face letters on the first page of such notice the following language: “IF LANDLORD FAILS TO RESPOND TO THIS LETTER WITHIN TEN (10) BUSINESS DAYS FROM LANDLORD’S RECEIPT OF THIS LETTER, TENANT’S REQUEST FOR LANDLORD’S APPROVAL OF THOSE CERTAIN ALTERATIONS DESCRIBED IN THIS LETTER SHALL BE DEEMED TO BE APPROVED BY LANDLORD.” Upon request, Tenant shall, subject to commercially reasonable limitations (including, without limitation, vis-à-vis quantity and location of spaces) receive, free of charge, unreserved parking passes (or parking validations in lieu of parking passes) in an amount reasonably determined by Landlord solely for the use by Tenant’s consultants, designers, architects, contractors, subcontractors, and agents (but not Tenant or its employees) during the construction of the Alterations.

     8.2 Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, reasonable requirements consistent with the requirements of landlords of Comparable Buildings (provided that the same shall in any event be consistent with the terms and conditions of this Lease); provided, however, that in no event will Landlord require that the Original Tenant executing this Lease or an Affiliate Assignee provide a completion and/or performance bond in connection with any such Alterations; provided further, however, that Landlord may require any such bonds for any Alterations requested by any other of Original Tenant’s Transferees. If any Alterations will involve the use of or disturb any Hazardous Material existing in the Premises, Tenant shall comply with Landlord’s reasonable rules and regulations concerning such Hazardous Material; provided, however, if such Hazardous Material existed in the Premises prior to the Lease Commencement Date, and same was not put therein by Tenant, Landlord shall pay any incremental extra costs incurred by Tenant in connection with the Alteration resulting from the presence of the Hazardous Materials. Tenant shall construct such Alterations and perform such repairs (i) using contractors reasonably approved by Landlord; (ii) in conformance with any and Applicable Laws and pursuant to a valid building permit, issued by the City of Los Angeles, (iii) and in conformance with Landlord’s reasonable written construction rules and regulations. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the Base Building pursuant to the terms of Article 24 of the

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Lease, Landlord shall make such changes, at Tenant’s expense, the cost of which shall not exceed Landlord’s actual out-of-pocket cost of the same. The “Base Building” shall include the Building Structure and the Building Systems. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to unreasonably obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to unreasonably obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon Notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that disturbs labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Buildings or the Project Common Areas. In addition to Tenant’s obligations under Article 9 of this Lease, upon completion of any Alterations, at Landlord’s request, Tenant agrees to prepare and Landlord shall execute if factually correct, and Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project management office and Landlord shall sign a reproducible copy of the “as built” drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations. In the event Tenant fails to so record the Notice of Completion as required pursuant to this Section 8.2, then such failure shall not, in and of itself, constitute a default hereunder but Tenant shall indemnify, defend, protect and hold harmless Landlord and the Landlord Parties from any and all loss, cost, damage, expense and liability (including, without limitation, court costs and reasonable attorneys’ fees) in connection with such failure by Tenant to so record the Notice of Completion as required hereunder.

     8.3 Payment for Improvements. Tenant shall reimburse Landlord for Landlord’s reasonable out-of-pocket costs and expenses reasonably incurred in connection with Landlord’s review of any Alterations to the extent such Alterations could materially adversely affect the Building Structure or the Building Systems.

     8.4 Construction Insurance. In the event that Tenant makes any Alterations which cost in excess of $300,000.00, Tenant shall provide Landlord with evidence that Tenant or Tenant’s contractor carries “Builder’s All Risk” insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its reasonable discretion, require a Transferee as such term is defined and permitted pursuant to the provisions of Article 14 of this Lease (other than a Transfer to an Affiliate), but not Tenant, to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount reasonably sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

     8.5 Landlord’s Property. All Alterations and improvements which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant (subject to reimbursement from the Tenant Improvement Allowance) and shall, unless Landlord requires their removal as provided below,

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become the property of Landlord at the expiration of this Lease, except that Tenant may remove any trade fixtures and personal property, which are not permanently affixed to the Premises and those items identified in Section 15.2, below, provided Tenant repairs any damage to the Premises and Buildings caused by such removal and returns that portion of the Premises to a Base Building condition as reasonably determined by Landlord; provided, however, that in the event Tenant disputes Landlord’s determination then such dispute shall be resolved by arbitration pursuant to Section 29.29 hereof. Landlord may require Tenant, prior to the expiration or earlier termination of this Lease, to remove any Alterations which require Landlord’s consent and any other improvements (including the Tenant Improvements and Tenant’s Exterior Signage) to the extent the same relate to a non-general office use of space and, when compared to general office improvements, are substantially more expensive to remove, provided further, however, that Landlord may, in any event, require Tenant to remove any stairwells and any Common Area Alterations installed by Tenant in the event that Landlord shall deliver notice thereof to Tenant at any time prior to the expiration of the Lease Term, provided that in the event that Tenant’s request for approval of any particular Common Area Alteration shall include a “Removal Designation Reminder,” as that term is defined, below, in the manner and otherwise in accordance with the terms set forth below, then Landlord shall notify Tenant as to whether Tenant shall be required to remove the subject Common Area Alteration concurrently with Landlord’s approval thereof (if applicable). Landlord shall also notify Tenant of its requirement that Tenant remove any Alteration or improvement (including the Tenant Improvements) in accordance with the terms hereof concurrently with Landlord’s approval thereof, provided that, except with respect to the initial Tenant Improvements constructed in accordance with the Tenant Work Letter, Tenant’s request for approval shall state in bold face letters on the first page of the request for Landlord’s consent the following language (the “Removal Designation Reminder”): “CONCURRENTLY WITH LANDLORD’S APPROVAL (IF APPLICABLE) OF THE ALTERATIONS OR IMPROVEMENTS DESCRIBED HEREIN, LANDLORD MUST ELECT, SUBJECT TO THE TERMS OF THE LEASE, WHETHER SUCH ALTERATIONS OR IMPROVEMENTS SHALL BE REQUIRED TO BE REMOVED BY TENANT.” If Tenant fails to complete removal required pursuant to the terms of this Section 8.5, and/or to repair any damage caused by the removal of any Alterations or improvements (including, but not limited to, the Tenant Improvements, Tenant’s Exterior Signage, and the Common Area Alterations), and/or to return the affected portion of the Premises, the Buildings and/or the Project to the condition existing prior to the making of such Alteration or to a condition consistent with a first class office building project reasonably acceptable to Landlord with respect to areas affected by Common Area Alterations, then Landlord may do so and may charge the Actual Cost thereof to Tenant; provided, however, that in the event Tenant disputes Landlord’s determination then such dispute shall be resolved by arbitration pursuant to Section 29.29 hereof.

     8.6 Venting/Vertical Penetrations. Subject to the terms of the Tenant Work Letter and/or this Article 8, as the case may be, Landlord hereby acknowledges and agrees that Tenant shall have the right to make vertical penetrations in the Buildings for the purpose of venting for Tenant’s cafeteria and/or in connection with other matters requiring venting (subject to the Permitted Use), provided that, notwithstanding anything contained in this Lease to the contrary, at Landlord’s sole option, concurrently with Landlord’s consent to any such vertical penetrations (so long as, except with respect to the initial Tenant Improvements constructed in accordance with the Tenant Work Letter, Tenant includes in its request for consent the Removal Designation

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Reminder in the same manner as set forth in Section 8.5, above), Tenant shall, prior to the expiration or earlier termination of this Lease, remove any such vertical penetrations and associated improvements and restore all areas affected thereby to the condition existing prior to the installation thereof.

ARTICLE 9

COVENANT AGAINST LIENS

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Project, Buildings or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant’s interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Project, the Buildings or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant reserves the right to contest such lien, provided that Tenant shall, at its sole cost and expense, provide a bond in accordance with the California Civil Code, Section 3143. If Tenant does not timely exercise its right to contest such lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed or bonded over (in accordance with California Civil Code Section 3143) on or before the date occurring fifteen (15) days after Notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys’ fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall be due and payable by Tenant within thirty (30) days following request of Landlord’s bill therefor.

ARTICLE 10

INSURANCE

     10.1 Indemnification and Waiver. Because Tenant is required to insure all of its Tenant Improvements, Alterations and its furniture, fixtures and equipment and because of the requirements to provide waivers of subrogation, Tenant hereby assumes all risk of damage to Tenant’s property in the Premises, unless caused by the negligence or willful misconduct of the Landlord Parties, subject to the terms of the waiver of subrogation set forth below. Tenant hereby assumes all risk of injury to persons in the Premises from any cause whatsoever, unless caused by the negligence or willful misconduct of the “Landlord Parties,” as that term is defined in this Section 10.1. To the extent not prohibited by Applicable Laws, Tenant agrees that Landlord, its partners, subpartners, parent organization, affiliates, subsidiaries and their respective officers, directors, legal representatives, successors, assigns, agents, servants, employees, and independent contractors and each of them (collectively, “Landlord Parties”) shall not be liable to Tenant for, and are hereby released from any responsibility for, any damage

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either to persons in the Premises or property of Tenant in the Premises or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant, except for damage to property which Landlord insures or is required to insure pursuant to the terms of this Lease and except for injury to persons or damage to property to the extent caused by the negligence or willful misconduct of the Landlord Parties. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys’ fees) (“Claims”) incurred in connection with or arising from any cause in or on the Premises, and from any negligence or willful misconduct of Tenant or of any person claiming by, through or under Tenant, its partners, subpartners, parent organization, affiliates, subsidiaries and their respective officers, directors, contractors, agents, servants or employees of Tenant and each of them (collectively, “Tenant Parties”) or any such person, in or on the Project, either prior to, during, or, if Tenant holds over, after the expiration of the Lease Term; provided that notwithstanding the foregoing, Tenant shall not be required to indemnify and hold Landlord or the Landlord Parties harmless from any Claims by any person, company or entity to the extent resulting from the negligence or willful misconduct of Landlord or the Landlord Parties in connection with the Landlord Parties’ activities in the Building or the Project (except for damage to the Tenant Improvements, Alterations, and Tenant’s personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain the requisite insurance coverage pursuant to this Lease for any such Tenant Improvements, Alterations or personal property, fixtures, furniture or equipment), and Landlord hereby so indemnifies, defends, protects and holds Tenant and Tenant Parties harmless from any such Claims and from any Claims resulting from injuries to persons caused by the negligence of willful misconduct of Landlord and/or Landlord Parties outside of the Premises; provided further that because Landlord is required to maintain insurance on the Buildings and the Project and Tenant compensates Landlord for such insurance as part of Tenant’s Share of Direct Expenses and because of the existence of waivers of subrogation set forth in Section 10.4 of this Lease, Landlord hereby indemnifies, defends, protects and holds Tenant harmless from any Claim to any property to the extent such Claim is covered by such insurance (or would have been covered if Landlord had carried the insurance required hereunder), even if resulting from the negligence or willful misconduct of the Tenant Parties. Pursuant to this Article 10, Tenant’s agreement to indemnify and hold Landlord harmless, and Landlord’s agreement to indemnify and hold Tenant harmless are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to this Lease, to the extent such policies cover the results of such negligence or willful misconduct. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any Claims or liability arising in connection with any event occurring prior to such expiration or termination. Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages incurred by Landlord in connection with a holdover of the Premises by Tenant after the expiration or earlier termination of this Lease. Notwithstanding the foregoing, for purposes of this Lease, consequential damages shall not be deemed to include property damage or personal injury damages.

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     10.2 Landlord’s Fire and Casualty Insurance.

          10.2.1 In General. Landlord shall insure the Buildings (including the Building Structure and Building Systems) and the Project during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine, provided that to the extent consistent with the practices of landlords of the Comparable Buildings, such coverage shall (i) be for full replacement of the Buildings and the Project in compliance with all then existing Applicable Laws; (ii) provide for rent continuation insurance equal to twelve (12) months’ rent and (iii) to the extent the Project is not owned (meaning at least a 50% ownership interest) by or is not controlled by or under common control with an EOP Affiliate, be with companies and have policies meeting the criteria set forth in Section 10.3.4(iii) of this Lease. Additionally, at the sole option of Landlord, such insurance coverage may include the risks of earthquakes (subject to the terms of Section 10.2.2, below) and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building(s) or the ground or underlying lessors of the Building(s), or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance required to be carried by Landlord in connection with the Buildings shall only be required to be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings. Upon inquiry by Tenant, from time to time, Landlord shall inform Tenant of all such insurance carried by Landlord. Tenant shall, at Tenant’s expense, except with respect to the Building Structure and Building Systems, which is governed by Section 7.1, above, comply with all customary insurance company requirements pertaining to the use of the Premises. If Tenant’s conduct or use of the Premises other than for the Permitted Use causes any increase in the premium for any insurance policies carried by Landlord, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant’s expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

          10.2.2 Landlord’s Earthquake Insurance. Landlord hereby agrees that, as of the Lease Commencement Date, Landlord shall carry earthquake insurance for the Project with a 5% deductible and which shall be for the full replacement cost of the Buildings (the “Earthquake Coverage”). In the event that Landlord shall elect at any time during the Lease Term not to carry earthquake insurance or to materially change either component of the Earthquake Coverage from that maintained as of the Lease Commencement Date (any of which Landlord shall have the right to do in Landlord’s sole and absolute discretion), then not less than sixty (60) days prior to the termination of or change in coverage, Landlord shall deliver notice thereof (the “Insurance Reduction Notice”) to Tenant, in which event Tenant may, at Tenant’s sole option and at Tenant’s sole cost and expense, elect to carry its own supplemental earthquake insurance (but the same shall not affect Landlord’s rights and/or obligation to carry any particular insurance pursuant to the terms of this Lease). To the extent that Landlord shall deliver a Insurance Reduction Notice and shall thereafter elect to materially change either component of the Earthquake Coverage for the Project, Landlord shall deliver notice thereof to Tenant.

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     10.3 Tenant’s Insurance. Tenant shall maintain the following coverages in the following amounts.

          10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant’s operations, assumed liabilities or use of the Premises, including a Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than: (i) Bodily Injury and Property Damage Liability - $5,000,000 each occurrence and $5,000,000 annual aggregate, and (ii) Personal Injury Liability - $5,000,000 each occurrence and $5,000,000 annual aggregate.

          10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) the “Tenant Improvements,” as that term is defined in the Tenant Work Letter, and (iii) all other improvements, alterations and additions to the Premises (excluding the Base Building, Building Structure and Building Systems). Such insurance shall be written on an “all risks” of physical loss or damage basis, for the guaranteed replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3 Workers Compensation Insurance in form and with limits in accordance with the laws of the State of California, including Occupational Disease Insurance, and Voluntary Compensation Insurance, and Employer’s Liability Insurance in the amount of $1,000,000.00 or such greater amount as may be required by Applicable Law.

          10.3.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, Landlord’s Building manager(s) and/or the managers(s) of the Project and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant’s obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-XII in Best’s Insurance Guide or which is otherwise reasonably acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed below the amounts required hereunder unless thirty (30) days’ prior written notice shall have been given to Landlord and any mortgagee of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. Landlord and Tenant shall have the right to cover their respective insurance requirements set forth in this Article 10 pursuant to a “blanket” coverage, provided that the amounts (based upon allocations of such umbrella policy) and other conditions required to be satisfied by the terms of this Article 10 are satisfied by such coverage and provided, further, that, to the extent the Project

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is not owned (meaning at least a 50% ownership interest) by or is not controlled by or under common control with an EOP Affiliate, the deductibles under Landlord’s insurance policies do not exceed deductibles generally carried by institutional landlords of Comparable Buildings.

     10.4 Subrogation. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, or other similar insurance. If either party fails to carry the amounts and types of insurance required to be carried by it pursuant to this Article 10, in addition to any remedies the other party may have under this Lease, such failure shall be deemed to be a covenant and agreement by such party to self-insure with respect to the type and amount of insurance which such party so failed to carry, with full waiver of subrogation with respect thereto.

     10.5 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant’s sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant’s operations therein, as may be reasonably requested by Landlord, but in no event shall such increased amounts of insurance or such other reasonable types of insurance be in excess of that required by landlords of Comparable Buildings for tenants comparable in size to Tenant. Notwithstanding anything to the contrary contained in this Lease, in the event of any termination of this Lease pursuant to Article 11 or Article 13 below, Tenant shall assign and deliver to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under Section 10.3.2(ii) of this Lease for the unamortized value of the Tenant Improvements (“Landlord’s TI Proceeds”). Any such amortization shall be calculated on a straight-line basis throughout the initial Lease Term.

     10.6 Self-Insurance. Notwithstanding the foregoing provisions of this Article 10, any insurance required to be carried by Tenant pursuant to this Article 10 may be carried in whole or in part under a plan of self-insurance maintained by Tenant, which addresses the risks and liability exposures intended to be covered by the insurance required by this Article 10, provided that (i) Tenant or Affiliate Assignee maintains a net worth or shareholder’s equity equal to Five Hundred Million Dollars ($500,000,000) or more in U.S. Dollars, (ii) Tenant or Affiliate Assignee provides to Landlord from time to time, upon Landlord’s request therefor, evidence satisfactory to Landlord of such net worth or shareholder’s equity, and (iii) the self-insurance program does not violate any laws, statutes, ordinances or governmental regulations or requirements. In addition, whether or not Tenant self-insures, all references to insurance proceeds in this Lease shall be deemed to include any and all proceeds of self-insurance which shall be payable to the same extent, in the same amounts and to the party entitled to the same, as if actual policies of insurance set forth in this Article 10 had been obtained. Such self-insurance shall be treated as if Tenant actually carried a policy containing the required insurance. For example, the waiver of subrogation provisions set forth in this Lease shall apply to such self-

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insurance. The provisions of this paragraph shall be personal to Original Tenant or Affiliate Assignee and shall not apply to any assignee, sublessee or other transferee of Original Tenant’s or Affiliate Assignee’s interest in this Lease.

ARTICLE 11

DAMAGE AND DESTRUCTION

     11.1 Repair of Damage to Premises by Landlord. To the extent Landlord does not have actual knowledge of same, Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty or any condition existing in the Premises as a result of a fire or other casualty that would give rise to the terms of this Article 11. If the Premises, the Building Structure, the Building Systems or any Common Areas of the Project serving or providing access to the Premises shall be damaged by fire or other casualty or be subject to a condition existing as a result of a fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the Base Building (including the Building Structure and the Building Systems) and such Common Areas to substantially the same condition as existed prior to the casualty, except for modifications required by zoning and building codes and other Applicable Laws or by the holder of a mortgage on the Buildings or Project or any other nonmaterial modifications to the Common Areas reasonably deemed desirable by Landlord, provided access to the Premises, Project parking facility and any common restrooms serving the Premises shall not be materially impaired. In connection with the foregoing, Tenant shall provide Landlord with all insurance proceeds payable under any insurance carried by Tenant pursuant to the terms of Section 10.2.2 of this Lease (except to the extent applicable to Tenant’s personal property). Upon the occurrence of any damage to the Premises, upon notice (the “Landlord Repair Notice”) to Tenant from Landlord, if the Lease is not terminated, Tenant shall put into a third party escrow account reasonably acceptable to Landlord (which escrow shall be jointly paid for by Landlord and Tenant) for distribution to Landlord (or to any party designated by Landlord) on a progress payment basis upon receipt of the appropriate conditional and/or unconditional lien releases, all insurance proceeds payable to Tenant under Tenant’s insurance required under Sections 10.3.2 (ii) and (iii) of this Lease and Landlord shall repair any injury or damage to the Tenant Improvements and subsequent Alterations installed in the Premises and shall return such Tenant Improvements and Alterations to their original condition; provided that (a) if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, the incremental cost differential of such repairs shall be paid by Tenant to Landlord on a progress payment basis (after exhaustion of insurance proceeds), and (b) Tenant’s insurance proceeds shall be disbursed for all costs and expenses incurred by Landlord in connection with the repair of any such damage pursuant to a disbursement procedure mutually approved by Landlord and Tenant. As long as the Tenant Improvements in the Premises are rebuilt, Tenant shall be entitled to retain any portion of the proceeds of the insurance described in Sections 10.3.2 (ii) and (iii) in excess of the cost of such restoration or if this Lease terminates, Tenant will receive all of such insurance proceeds to the extent the such proceeds exceed Landlord’s TI Proceeds. In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, if this Lease does not terminate pursuant to Section 11.2 of this Lease or for any other reason, Tenant shall, at

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its sole cost and expense, repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition. Whether or not Landlord delivers a Landlord Repair Notice, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord’s review and approval, all plans, specifications and working drawings relating thereto, and Tenant may select, subject to Landlord’s reasonable approval, the contractors to perform such improvement work. Such submittal of plans and construction of improvements shall be performed in substantial compliance with the terms of the Tenant Work Letter as though such construction of improvements were the initial construction of the Tenant Improvements. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary for Tenant to reasonably conduct Tenant’s Permitted Use from the Premises, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for Tenant’s Permitted Use, and not occupied by Tenant as a result thereof, including abatement during a commercially reasonable period of build-out and move time; provided, further, if the Premises is damaged such that the remaining portion thereof is not sufficient to allow Tenant to conduct its business operations from such remaining portion and Tenant does not conduct its business operations therefrom, Landlord shall allow Tenant a total abatement of Rent during the time and to the extent the Premises are unfit for occupancy for Tenant’s Permitted Use, and not occupied by Tenant as a result of the subject damage. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant’s right to rent abatement pursuant to the preceding sentence shall terminate as of the date Tenant should have completed repairs to the Premises and moved back into the Premises assuming Tenant used reasonable due diligence in connection therewith.

     11.2 Landlord’s Option to Repair. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, the Buildings and/or the Project, and instead terminate this Lease by notifying Tenant in writing of such termination within forty-five (45) days after Landlord’s discovery of the damage, such Notice to include a termination date giving Tenant one hundred eighty (180) days to vacate the Premises which period will be extended by any “Force Majeure,” as that term is defined in Section 29.13, below, on a day for day basis, but Landlord may so elect only if (a) the Buildings or Project shall be damaged by fire or other casualty or cause or be subject to a condition existing as a result of such a fire or other casualty or cause, whether or not the Premises are affected, and (b) one or more of the following conditions in (i), (ii) or (iii) immediately below is present: (i) in the opinion of Landlord’s licensed contractor, the repairs to be made by Landlord cannot reasonably be completed within two hundred seventy (270) days of the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Buildings and/or the Project, or ground lessor with respect to the Project and/or the Buildings shall require that the insurance proceeds or any portion thereof in excess of the “Landlord Damage Contribution” as that term is defined below, be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be, and (x) Tenant does not agree to fund the amount in excess of Landlord’s Damage Contribution required to complete the appropriate repairs, and (y) Landlord elects not to commence rebuilding or reconstructing within one (1) year from the date of such damage and destruction; or (iii) the damage or condition arising as a result of such damage is not fully covered, except for Landlord Damage Contribution, by Landlord’s insurance policies (or by the insurance Landlord is required to carry

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under this Lease) (plus any amounts of insurance received by Landlord from insurance carried by Tenant pursuant to the terms of Section 10.2.2 of this Lease (except to the extent applicable to Tenant’s personal property)) and Landlord elects not to commence rebuilding or reconstructing within one (1) year from the date of such damage and destruction; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and the repairs cannot, in the reasonable judgment of a licensed contractor mutually and reasonably agreed upon by Landlord and Tenant, be completed within two hundred seventy (270) days after being commenced, Tenant may elect, no earlier than forty-five (45) days after Landlord’s discovery of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date such notice is given by Tenant. At any time, from time to time, after the date occurring forty-five (45) days after the date of the damage, Tenant may request that Landlord provide Tenant with a certificate from the licensed contractor set forth above setting forth such contractor’s opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days. For purposes of this Section 11.2, the “Landlord Damage Contribution” shall initially mean Four Million and No/Dollars ($4,000,000.00); provided, however, that such amount shall be reduced by an amount equal to Sixty-Six Thousand Six Hundred Sixty-Six and 67/Dollars ($66,666.67) on the first day of each month following the last day of the sixtieth (60th) month anniversary of the Lease Commencement Date. Furthermore, if neither Landlord nor Tenant have terminated this Lease and the repairs are not actually completed within three hundred sixty-five (365) days after the date of the discovery of the damage (which 365-day period shall be subject to extension for events of “Force Majeure,” as that term is defined in Section 29.13 of this Lease, provided that, for purposes of this Section 11.2, there shall be specifically excluded from the definition of Force Majeure, delays resulting from disputes between Landlord and its insurance companies with respect to the payment of insurance proceeds), Tenant shall have the right to terminate this Lease within five (5) business days after the end of such period and thereafter during the first five (5) business days after each calendar month following the end of such period until such time as the repairs are Substantially Completed by notice to Landlord (the “Damage Termination Notice”), effective as of the date set forth in the Damage Termination Notice (the “Damage Termination Date”), which Damage Termination Date shall not be less than five (5) business days and not more than ninety (90) days following the end of such period or each such month, as the case may be. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Date to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period of thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord’s receipt of the Damage Termination Notice, a certificate of Landlord’s contractor responsible for the repair of the damage certifying that it is such contractor’s good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty (30) day period, then the Damage Termination Notice shall be of no force or effect but if the repairs shall not be substantially completed within such thirty (30) day period, then this Lease shall terminate upon the expiration of such thirty (30) day period. If Landlord undertakes repair and/or restoration pursuant to this Article and thereafter determines that it will not be able to complete the same within the three hundred sixty-five (365) day period set forth herein, then Landlord shall

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promptly notify Tenant thereof (a “Revised Completion Date Notice”) and shall provide Tenant with Landlord’s revised estimate of the date upon which Landlord will complete the same (“Revised Completion Date”). Landlord shall have the right, subject to the terms hereof, to deliver one (1) or more Revised Completion Date Notices. Within ten (10) business days after Tenant’s receipt of a Revised Completion Date Notice, Tenant shall have the right to elect to terminate this Lease or to agree to extend the three hundred sixty-five (365) day period to the Revised Completion Date. Tenant’s failure to elect to terminate or to extend such time period to the Revised Completion Date by written notice to Landlord within such ten (10) business day period shall be conclusively deemed to be Tenant’s election to extend the time to the Revised Completion Date. Upon any such termination of this Lease pursuant to this Article 11, Tenant shall pay the monthly Base Rent and Additional Rent, properly apportioned up to such date of termination and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

     11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Buildings, or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Buildings, or the Project.

     11.4 Damage Near End of Term. Notwithstanding anything to the contrary in this Article 11, in the event that the Premises, Common Areas, or the Buildings are destroyed or damaged to any substantial extent during the final eighteen (18) months of the Lease Term (provided that any Option Term exercised by Tenant pursuant to the terms of this Lease shall be considered for purposes of determining whether eighteen (18) months remain in the Lease Term), either Landlord or Tenant may terminate this Lease by notice to the other party (the “Casualty Termination Notice”) within thirty (30) days after the discovery of such damage, and (a) this Lease shall be deemed to have terminated on the date which is ninety (90) days following the date the Casualty Termination Notice is given, (b) Tenant shall vacate the Premises on the termination date and surrender the same to Landlord, (c) Tenant’s liability for Rent shall cease as of the termination date, and (d) any prepaid Rent for any period after the termination date shall be refunded by Landlord to Tenant. For purposes of this Section 11.4, the Premises shall be deemed substantially damaged or destroyed if Tenant shall be precluded from using more than twenty-five percent (25%) of the Premises for the conduct of its business and Tenant’s inability to so use the Premises is reasonably expected to continue for more than ninety (90) days or portions of the Project other than the Premises shall be substantially damaged or destroyed and the time for repair of the same exceeds ninety (90) days. Notwithstanding the foregoing, in the event that Landlord exercises its right to terminate under this Section 11.4 during the initial Lease Term, Tenant shall have the right, to the extent that (i) Tenant retains an unexercised right to renew the term of Tenant’s lease of the Premises and (ii) more than sixteen (16) months remain in the then Lease Term, to reject Landlord’s exercise by notifying Landlord in writing within fifteen (15) days after receipt of Landlord’s Casualty Termination Notice of Tenant’s

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exercise of Tenant’s option to extend the Lease Term pursuant to Section 2.2 above; provided, however, that Tenant’s right to reject Landlord’s termination under this Section 11.4 shall not apply in the event Landlord exercises any other termination rights set forth in this Lease.

ARTICLE 12

NON-WAIVER

     Except as provided for herein as a “deemed waiver,” no provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed by such waiving party, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. Tenant’s payment of any Rent hereunder shall not constitute a waiver by Tenant of any breach or default by Landlord under this Lease nor shall Landlord’s payment of monies due Tenant hereunder constitute a waiver by Landlord of any breach or Default by Tenant under this Lease. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent due shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance, treat such partial payment as a default or pursue any other remedy provided in this Lease or at law.

ARTICLE 13

CONDEMNATION

     If twenty-five percent (25%) or more of the Premises, either Building, or the Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose and if as a result thereof Tenant cannot conduct its business operations in substantially the same manner such business operations were conducted prior to such taking while still retaining substantially the same material rights and benefits it bargained to receive under this Lease, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation as a result thereof, Landlord and Tenant shall each have the option to terminate this Lease upon ninety (90) days’ Notice to the other party, provided such Notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days’ Notice, provided such Notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available

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to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, and such claim is payable separately to Tenant or is otherwise separately identifiable. Notwithstanding anything in this Article 13 to the contrary, Landlord and Tenant shall each be entitled to receive fifty percent (50%) of the “bonus value” of the leasehold estate in connection therewith, which bonus value shall be equal to the difference between the Rent payable under this Lease and the sum established by the condemning authority as the award for compensation. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

     14.1 Transfers. Tenant shall not, without the prior written consent (except as provided in Section 14.6, below) of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the non-temporary, non-short term use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant shall desire Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which Notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than fifteen (15) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer (but not any documentation relating solely to the sale (if any) of Tenant’s or an Affiliate’s business to such Transferee), including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer but only to the extent that any such documentation and/or documents actually exist and, upon request from Landlord, Tenant’s good faith estimated calculation of the “Transfer Premium,” if any, as that term is defined in Section 14.3, below, in connection with such Transfer, (iv) financial information of the proposed Transferee certified by an officer, partner or owner thereof, and any other information reasonably required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space, and (v) such other information as Landlord may reasonably require. Any Transfer requiring Landlord’s consent hereunder which is made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect. Landlord shall approve or disapprove of the proposed Transfer in accordance with Section 14.2, below, within fifteen (15) days (the “Review Period”) after Landlord’s receipt of the applicable Transfer Notice. In the event that Landlord fails to notify Tenant in writing of

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such approval or disapproval within such Review Period, Landlord shall be deemed to have approved such Transfer. Whether or not Landlord shall grant consent, Tenant shall pay Landlord’s reasonable and actual out-of-pocket costs and expenses, including attorneys’ fees and costs, incurred by Landlord in connection with its review of a proposed Transfer, within thirty (30) days after written request by Landlord, provided that such cost and expenses shall not exceed Two Thousand Five Hundred Dollars ($2,500.00) for a Transfer, except that such Two Thousand Five Hundred Dollar ($2,500.00) limitation shall be increased to Five Thousand Dollars ($5,000.00) in connection with an assignment of this Lease and in connection with a sublease of all or substantially all of the Premises.

     14.2 Landlord’s Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall only be deemed to be reasonable under this Lease and under any Applicable Law for Landlord to withhold consent to any proposed Transfer where only one or more of the following apply:

          14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Project as reflected by the then existing tenants of Comparable Buildings with respect to comparable space and the Permitted Use;

          14.2.2 The Transferee is either a governmental agency or instrumentality thereof (i) which is that of a foreign country, (ii) which is of a character or reputation, is engaged in a business, or is of, or is associated with, a political orientation or faction, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of a comparable building located in the vicinity of the Project, (iii) which is capable of exercising the power of eminent domain or condemnation, or (iv) which would significantly increase the human traffic in the Premises, the subject Building, and/or the Project, unless Landlord, with respect to the Project, has leased space to, or approved subleases with, comparable (in terms of use, security issues, express or implied power of eminent domain, reputation, character and size of space in the Project) governmental agencies or instrumentalities thereof;

          14.2.3 The Transferee’s intended use of the Premises is inconsistent with the Permitted Use;

          14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Transfer on the date consent is requested; or

          14.2.5 The proposed Transfer would cause Landlord to be in violation of an exclusive right granted by Landlord in good faith in another lease or agreement to which Landlord is a party, or would give an occupant of the Project a right to cancel its lease as a result of the proposed use to be made of the space by the sublessee or assignee, provided that upon request from Tenant, Landlord shall provide Notice of all applicable exclusive rights.

     Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld, conditioned or delayed its consent

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under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, Tenant hereby waives any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all Applicable Laws, on behalf of the proposed Transferee but Tenant retains the right to sue Landlord for any damages suffered by Tenant and/or for specific performance if Landlord unreasonably withholds, conditions or delays its consent to a proposed Transfer (other than damages or injury to, or interference with, Tenant’s business including, without limitation, loss of profits, however occurring but not excluding loss of profits Tenant would have been able to claim pursuant to Section 14.3 of this Lease). If Landlord consents to any Transfer pursuant to the terms of this Section 14.2, Tenant may within six (6) months after Landlord’s consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14.

     14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any “Transfer Premium,” as that term is defined in this Section 14.3, actually received by Tenant from such Transferee. “Transfer Premium” shall mean all rent, additional rent or other consideration payable (in lieu of or in addition to rent) by such Transferee in connection with the Transfer (as opposed to the sale of the business) in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer, on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant in connection with such Transfer for (i) any improvement allowance or other economic concessions (space planning allowance, moving expenses, etc.) paid by Tenant to Transferee in connection with such Transfer, including any unamortized value of tenant improvements in excess of Forty-Five Dollars ($45.00) and up to Seventy-Five Dollars ($75.00) per rentable square foot in the Transferred Space paid for by Tenant; (ii) any brokerage commission incurred by Tenant in connection with the Transfer, (iii) reasonable attorneys’ fees incurred by Tenant (including attorneys’ fees paid to Landlord) in connection with the Transfer, (iv) any costs to buy-out or takeover the previous lease of a Transferee; (v) out-of-pocket costs of advertising the space that is the subject of the Transfer and (vi) the aggregate amount of Base Rent and Additional Rent paid by Tenant during the period prior to the commencement of the term of the transfer during which Tenant does not occupy the subject space, commencing on and after the Downtime State Date (as defined below) (collectively, “Subleasing Costs”). The “Downtime Start Date” shall mean the later of (A) the date which Tenant vacates and does not reoccupy the subject space and delivers Notice of the same to Landlord, and (B) the date Tenant enters into a listing agreement for the subject space with a reputable broker, and provides Landlord with Notice thereof; provided, however, in no event will Subleasing Costs for space not yet occupied by Tenant (and not occupied by Tenant merely as a subterfuge of this provision) include any Base Rent and Additional Rent paid by Tenant to Landlord for a period of time in excess of six (6) months. “Transfer Premium” shall also include, but not be limited to, key money and bonus money or other cash consideration for rent or in lieu of rent paid by Transferee

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to Tenant in connection with such Transfer (as opposed to the sale of the business), and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer; provided, however, under no circumstances shall Landlord be paid any Transfer Premium until Tenant has recovered all Subleasing Costs for such Transferred Space, it being understood that if in any year the gross revenues, less the deductions set forth and included in Subleasing Costs, are less than any and all costs actually paid in assigning or subletting the affected space (collectively, “Transaction Costs”), the amount of the excess Transaction Costs shall be carried over to the next year and then deducted from net revenues with the procedure repeated until a Transfer Premium is achieved. Notwithstanding anything contained in this Section 14.3 to the contrary, no Transfer Premium shall be due in connection with Tenant’s sublease to Playa Capital Company, LLC (“Playa Capital”) as executed concurrently with this Lease (the “Playa Capital Sublease”).

     14.4 [Intentionally Omitted.]

     14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated by more than three percent (3%), Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord’s costs of such audit (otherwise Landlord shall be obligated to pay such audit costs).

     14.6 Non-Transfers. Notwithstanding anything to the contrary contained in this Article 14, an assignment or subletting of all or a portion of the Premises to (a) an entity which is controlled by, controls or is under common control with Tenant or an Affiliate of Tenant; (b) an entity which merges with or acquires or is acquired by Tenant or a parent or Affiliate, or a subsidiary of Tenant’s parent or Affiliate, (c) a transferee of all or substantially all of the assets of Tenant or an entity which is controlled by, controls or is under common control with Tenant, or (d) a transfer, by operation of law or otherwise, in connection with the merger, consolidation or other reorganization of Tenant or of an entity which is controlled by, controls or is under common control with Tenant (a, b, c and d to be collectively be referred to herein as an “Affiliate”) along with any other entity which will qualify as an “affiliate” under California General Corporations Code Sections 150 and 5031, shall not be deemed a Transfer under this Article 14 (and shall not entitle Landlord to any Transfer Premium or require the Landlord’s consent), provided that (i) Tenant promptly notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by

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Landlord regarding such assignment or sublease or such Affiliate; and (ii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. For purposes of this Lease, “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, or majority ownership of any sort, whether through the ownership of voting securities, by contract or otherwise. No such sublease or assignment, as the case may be, shall relieve Tenant from any liability under this Lease.

     14.7 Business Affiliates; Trading of Tenant’s Shares.

          14.7.1 Notwithstanding anything to the contrary contained this Article 14, Tenant shall have the right, without Landlord’s consent and without the payment of the Transfer Premium, but upon prior written notice to Landlord, to sublease, license or let or otherwise permit occupancy of, up to an aggregate of 75,000 square feet of the Premises to individuals, clients, agents or independent contractors (each a “Business Affiliate”) which sublease, license or occupancy agreement, as the case may be, to a Business Affiliate shall be on and subject to all of the following conditions: (i) Tenant shall either have a business relationship (relating to the primary business of Tenant conducted in the Premises) with each such Business Affiliate (including without limitation, Tenant’s joint venturers, contractors, subcontractors and other entities with which Tenant has any sort of business relationship (other than that relating primarily to the subject subtenant’s/occupant’s occupancy)) or Tenant shall have at least a ten percent (10%) voting or equity interest in such Business Affiliate; (ii) all such Business Affiliates shall be of a character and reputation consistent with the quality of the Project and of Comparable Buildings; and (iii) such Business Affiliates shall use the Premises in conformity with the all applicable provisions of this Lease. No such sublease or assignment, as the case may be, shall relieve Tenant from any liability under this Lease. Tenant’s sublease to Playa Capital shall be deemed not to be a sublease to a Business Affiliate pursuant to the terms of this Section 14.7.1.

          14.7.2 The provisions of this Article 14 shall not apply to the transfer of stock or other beneficial ownership interest in Tenant if and so long as Tenant is publicly traded on a nationally recognized stock exchange.

ARTICLE 15

SURRENDER OF PREMISES; REMOVAL OF TRADE FIXTURES

     15.1 Surrender of Premises. No act or thing done by any Landlord Parties or Tenant during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord and Tenant. The delivery of keys to the Premises to any Landlord Parties shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

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     15.2 Removal of Tenant Property by Tenant. All articles of Tenant’s personal property, furniture (whether bolted or otherwise), furnishings, business machines and equipment and trade fixtures (whether or not affixed to the Premises), signs, communications equipment, moveable partitions, security equipment, networking equipment and viewing screens, a/v and video equipment, built-in television sets or projection screens, telecommunications equipment, seating, projectors and other items bolted in place, free-standing cabinet work, chillers, computer systems, furnishings, blowers, the uninterrupted power supply machinery and equipment and other articles of personal property or other property unique to Tenant’s operations and owned by Tenant or installed or placed by Tenant in the Premises, including the Tenant HVAC System owned by Tenant or installed by Tenant at its expense in the Premises, shall remain the property of Tenant, and may be removed by Tenant at any time during the Lease Term, provided that the foregoing shall not reduce or alter Tenant’s obligation to remove personal property or other items or improvements to the extent set forth in this Lease. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear, damage by casualty and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Buildings resulting from such removal.

ARTICLE 16

HOLDING OVER

     If Tenant holds over after the expiration of the Lease Term or earlier termination thereof such tenancy shall be from month-to-month only, and shall not, except as set forth below, constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to the product of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) one hundred twenty-five percent (125%). Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. Tenant acknowledges that if Tenant holds over without Landlord’s consent, such holding over may compromise or otherwise affect Landlord’s ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall, except as otherwise expressly provided in this Lease, protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting

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the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits to Landlord, resulting from such failure to surrender.

ARTICLE 17

ESTOPPEL CERTIFICATES

     Within fifteen (15) business days following a request in writing by Landlord or Tenant, Tenant or Landlord, as the case may be, shall execute and deliver to the requesting party (the “Requesting Party”) an estoppel certificate, which shall be substantially in the reasonable form of Exhibit E, attached hereto, (or such other commercially reasonable form as may be required by any prospective mortgagee or purchaser of the Buildings, the Project, or any portion thereof or by any assignee or sublessee), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by the Requesting Party or Landlord’s mortgagee or prospective mortgagee or purchasers or Tenant’s Transferee, as the case may be. Appropriate modifications shall be made to Exhibit E when Tenant is the Requesting Party. Landlord or Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a publicly available current financial statement and publicly available financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Any such statements shall be provided only to the extent they exist, in the form that they exist. The failure of Tenant or Landlord, as the case may be, to timely execute and deliver such estoppel certificate or other instruments upon five (5) business additional days Notice from the Requesting Party advising the other party of the consequences of a non-response, shall constitute an acceptance of the Premises and an acknowledgment by the other party that statements included in the estoppel certificate are true and correct, without exception.

ARTICLE 18

SUBORDINATION

     Subject to Tenant’s receipt of an appropriate non-disturbance agreement(s) as set forth below, this Lease is subject and subordinate to all future ground or underlying leases of the Project and/or the Buildings, and to the lien of any mortgages or trust deeds, now or hereafter in force against the Project and/or the Buildings, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Landlord acknowledges and agrees that Landlord’s delivery to Tenant of a commercially reasonable non-disturbance agreement (“Non-Disturbance Agreement”) in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord who later come into existence at any time prior to the expiration of the Lease Term shall be in consideration of, and a condition precedent to, Tenant’s agreement to be bound by the

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provisions of this Article 18. Such commercially reasonable Non-Disturbance Agreement(s) shall include the obligation of any such successor ground lessor, mortgage holder or lien holder (“Lien Holder”) to recognize Tenant’s rights specifically set forth in this Lease and Landlord’s obligations to comply with the provisions of this Lease, including all extension options of Tenant and the obligation to recognize Tenant’s Rent offsets rights (as and to the extent set forth in this Lease) with respect to the Tenant Improvement Allowance and the Cresa Partners’ Commission and the right of Tenant to otherwise receive certain credits against Rent as set forth herein. Landlord represents and warrants to Tenant that, as of the date of this lease, no deed of trust holders or ground lessors exist with respect to the Project. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn to the purchaser upon any such foreclosure sale. Tenant shall, within fifteen (15) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases in accordance with the provisions of this Article 18.

ARTICLE 19

DEFAULTS; REMEDIES

     19.1 Defaults. The occurrence of any of the following shall constitute a default of this Lease by Tenant a (“Default”):

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) business days of Notice that the same is past due (“Monetary Default”), which Notice shall be in lieu of any Notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; or

          19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written Notice thereof from Landlord to Tenant; provided however, that any such Notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default, as soon as possible; or

          19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, or any execution or other judicially authorized seizure of all or substantially all of Tenant’s assets located upon the Premises or of Tenant’s interest in this Lease.

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     19.2 Remedies Upon Default. Upon the occurrence of a Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and, subject to the terms hereof, nonexclusive, without any Notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

               (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

               (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

               (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease as allowed under all Applicable Laws; and

               (v) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Law.

     The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(a) and (b), above, the “worth at the time of award” shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(c) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 In the event the Lease has not been terminated, Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

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     19.3 Subleases of Tenant. Subject to the terms of Section 14.7 above, if Landlord elects to terminate this Lease, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. In the event of Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of Notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4 No Waiver of Redemption by Tenant. Nothing herein shall be deemed to constitute a waiver of Tenant’s right to redeem, by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

     19.5 Landlord Default.

          19.5.1 General. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay such unpaid amounts within five (5) business days of Notice from Tenant that the same was not paid when due; (ii) the failure of Landlord to perform according to the provisions of Article 17 of this Lease for more than ten (10) business days after Notice from Tenant or (iii) in the event a failure by Landlord is other than (i) and (ii) above, Landlord fails to perform such obligation within a reasonable time period with the expenditure of diligent efforts, but in no event more than thirty (30) days after the receipt of Notice from Tenant specifying in detail Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if Landlord commences such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

          19.5.2 Abatement of Rent. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord (including repairs, maintenance and alterations required or permitted by Landlord hereunder), or which Landlord failed to perform, after the Lease Commencement Date and required by this Lease, which substantially interferes with Tenant’s use of or ingress to or egress from the Buildings, Project, or Premises or the Project parking facility; (ii) any failure to provide services, utilities or ingress to and egress from the Buildings, Project, or Premises or the Project parking facility; (iii) damage and destruction of or eminent domain proceedings in connection with the Premises, the Buildings, the Project or the Project parking facility servicing the Project, or (iv) the presence of Hazardous Materials (including, without limitation, methane) (not brought on the Premises by Tenant Parties) in violation of Applicable Laws which poses a material health risk to the environment or the Premises (any such set of circumstances as set forth in items (i) through (iv), above, to be known as an “Abatement Event”), then Tenant shall give Landlord Notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord’s receipt of any such Notice, or occurs for ten (10) non-consecutive business days in a twelve (12) month period

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(provided Landlord is sent a Notice pursuant to Section 29.14 of this Lease of each of such Abatement Event) (in either of such events, the “Eligibility Period”), then the Base Rent and Tenant’s Share of Direct Expenses and Tenant’s parking charges shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises, or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use (“Unusable Area”), bears to the total rentable area of the Premises and Landlord shall pay to Tenant, to the extent covered (except for any deductible amount) by insurance retained by Landlord, any incremental reasonable, out of pocket expense that the Tenant incurs in relocating the functions previously performed in the Unusable Area to a different location. For this purpose, an incremental expense shall be any expense that the Tenant incurs in relocating from the Unusable Area to a temporary location and then relocating back to the Unusable Area (after such area has been made fit for Tenant’s Permitted Use) that Tenant would not have had to incur but for such relocation; provided, however, in the event that Tenant is prevented from using, and does not use, the Unusable Area for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant’s Share of Direct Expenses and Tenant’s parking charges for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. If Tenant’s right to abatement occurs during a free rent period which arises after the Lease Commencement Date, Tenant’s free rent period shall be extended for the number of days that the abatement period overlapped the free rent period (“Overlap Period”). Landlord shall have the right to extend the Lease Expiration Date for a period of time equal to the Overlap Period if Landlord sends a Notice to Tenant of such election within ten (10) days following the end of the extended free rent period. Such right to abate Base Rent, Tenant’s Share of Direct Expenses and Tenant’s parking charges shall be Tenant’s sole and exclusive remedy at law or in equity for an Abatement Event; provided, however, that (a) nothing in this Section 19.5.2, shall impair Tenant’s rights under Section 19.5.1, above, and (b) if Landlord has not cured such Abatement Event within two hundred seventy (270) days after receipt of Notice from Tenant (or, in the event that the Premises or the Buildings are rendered inaccessible to Tenant by a casualty or act of Landlord, two hundred seventy (270) days following the date of Landlord’s actual knowledge of the occurrence of the Abatement Event), Tenant shall have the right to terminate this Lease during the first ten (10) business days of each calendar month following the end of such 270-day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of thirty (30) days’ Notice to Landlord (the “Abatement Event Termination Notice”) during such ten (10) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the “Abatement Event Termination Date”), which Abatement Event Termination Date shall not be less than thirty (30) days, and not more than one (1) year, following the delivery of the Abatement Event Termination Notice. Notwithstanding anything contained in this Section 19.5.2 to the contrary, Tenant’s Abatement Event Termination

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Notice shall be null and void (but only in connection with the first Notice sent by Tenant with respect to each separate Abatement Event) if Landlord cures such Abatement Event within such thirty (30) day period following receipt of the Abatement Event Termination Notice. If Tenant’s right to abatement occurs because of an eminent domain taking, condemnation and/or because of damage or destruction to the Premises, the Project’s parking facility, and/or the Project, Tenant’s abatement period shall continue until Tenant has been given sufficient time, and sufficient ingress to, and egress from the Premises, to rebuild such portion it is required to rebuild, to install its property, furniture, fixtures, and equipment to the extent the same shall have been removed as a result of such damage or destruction or temporary taking and to move in over a weekend. To the extent Tenant is entitled to abatement because of an event covered by Articles 11 or 13 of this Lease, then the Eligibility Period shall not be applicable. Notwithstanding the foregoing, Tenant shall not have the right to terminate this Lease pursuant to the terms of this Section 19.5.2, if, as of the date of delivery by Tenant of the Abatement Event Termination Notice, (A) the first trust deed holder of either or both Buildings (the “Bank”) has recorded a notice of default on either or both Buildings or filed a notice evidencing a legal action by the Bank against Landlord on either or both Buildings, and (B) the Bank diligently proceeds to gain possession of the Premises and, to the extent Bank does gain possession of the Premises, the Bank diligently proceeds to cure such Abatement Event. Except as provided in this Section 19.5.2, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder. In connection with the foregoing, to the extent (A) any repair, maintenance or alteration performed by Landlord (including repairs, maintenance and alterations required or permitted by Landlord hereunder), or which Landlord failed to perform, after the Lease Commencement Date and required by this Lease, which substantially interferes with Tenant’s use of or ingress to or egress from the Special Use Areas, and/or (B) any failure to provide services, utilities or ingress to and egress from the Special Use Areas (“Non-Abatement Events”), Tenant shall not be entitled to an abatement of Rent pursuant to the terms of this Section 19.5.2, provided that Tenant shall, subject to the terms of Section 19.5.1, above, be entitled to all available remedies at law or in equity (or, if a dispute arises in connection therewith, Tenant shall be entitled to arbitrate the same in accordance with the terms of Section 29.29 of this Lease).

          19.5.3 Landlord Bankruptcy Proceeding. In the event that the obligations of Landlord under this Lease are not performed during the pendency of a bankruptcy or insolvency proceeding involving Landlord as the debtor, or following the rejection of this Lease in accordance with Section 365 of the Bankruptcy Code, then notwithstanding any provision of this Lease to the contrary, Tenant shall have the right to set off against the Rent next due and owing under this Lease (a) any and all damages caused by such non-performance of Landlord’s obligations under this Lease by Landlord, debtor-in-possession, or the bankruptcy trustee, and (b) any and all damages caused by the non-performance of Landlord’s obligations under this Lease following any rejection of this Lease in accordance with Section 365 of the Bankruptcy Code.

     19.6 Efforts to Relet. For the purposes of this Article 19, Tenant’s right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord’s interests hereunder. The foregoing enumeration is not exhaustive, but

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merely illustrative of acts which may be performed by Landlord without terminating Tenant’s right to possession.

ARTICLE 20

ATTORNEYS’ FEES

     If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys’ fees as may have been incurred.

ARTICLE 21

LANDLORD’S RIGHT TO CONSTRUCT BUILDING 3

     21.1 In General. Tenant hereby acknowledges and agrees that Landlord shall have the right, at Landlord’s sole option, to construct Building 3 to the North of the “Building 3 Lot Line” depicted on Exhibit A-2, attached hereto. Landlord shall not commence construction of Building 3 and/or the parking facilities to be constructed concurrently therewith (the “Building 3 Project”) until such time as Landlord has obtained all applicable permits for the construction and development thereof (including full building permits). Landlord shall use commercially reasonable efforts to notify Tenant between sixty (60) and ninety (90) days prior to the commencement of the Building 3 Project.

     21.2 Timing/Manner of Construction. Landlord shall complete construction of the Building 3 Project (including the Field as required by Section 21.3, below) within sixteen (16) months from the commencement of the construction thereof (with commencement of construction evidenced by the commencement of demolition of the Surface Parking Lot and/or the Field (excluding Landlord’s conduct of test borings and/or indicator piles)) (the “Building 3 Construction Period”), provided that Tenant hereby acknowledges that such Building 3 Construction Period shall be subject to extension to extent of any delays resulting from “Force Majeure Delays,” as that term is defined in Section 5.1 of the Tenant Work Letter (provided that the reference in the definition of Force Majeure Delay to “constructing improvements comparable to the Tenant Improvements” shall be deemed for this purpose to mean “constructing improvements comparable to the Building 3 Project”. During the period of Landlord’s construction of Building 3 (if applicable), notwithstanding anything in this Lease to the contrary, but subject to the terms set forth below in this Section 21.2, Landlord shall have the right to modify the manner in which Tenant’s parking rights set forth in this Lease are provided to Tenant in any manner whatsoever reasonably determined by Landlord, provided that Tenant shall at all times have the right to the Maximum Parking Allotment (which shall be located on the Project and/or the Building 3 site). In connection with the foregoing, during the Building 3 Construction Period, Landlord and Tenant hereby acknowledge and agree that, notwithstanding anything in this Lease to the contrary, (i) Landlord shall have the right to implement an unlimited amount of aisle parking, (ii) Landlord shall cause the time period for retrieval of Tenant’s cars to be materially consistent with the normal time period in which Tenant’s cars are retrieved prior to the

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Building 3 Construction Period (and any incremental costs to maintain such level of service shall be the responsibility of Landlord and shall not be an Operating Expense), and (iii) to the extent that any persons other than Tenant, those receiving parking passes from Tenant and/or Tenant’s visitors shall be permitted to park in the Existing Parking Facilities (e.g., visitors to the Playa Vista Visitor’s Center), then Landlord shall provide security personnel, at Landlord’s cost and not as an Operating Expense, to reasonably maintain Tenant’s secure environment, provided that Landlord shall first park any such persons (excluding handicap vehicles) in the Playa Capital designated parking area (including aisles) to the extent such space is available.

     21.3 Demolition/Re-Construction of Field. Except as otherwise provided for herein, Tenant hereby acknowledges and agrees that the Field shall be demolished during the Building 3 Construction Period and that Landlord shall have no liability in connection therewith nor shall any Rent abate as a result thereof. Subject to the terms hereof, Landlord shall return the Field to Tenant for Tenant’s reconstruction of the same (the “Field Re-Construction”) in approximately the condition in which the Field exists as of the date of this Lease or a comparable or better condition within seven (7) months following the commencement of Landlord’s demolition of the Field, which seven (7) month period shall be subject to extension to the extent of any Force Majeure Delays (as such definition is modified in Section 21.2, above). Tenant hereby acknowledges and agrees that commencement of construction with respect to the Field shall not be deemed to have occurred until such time as Landlord commences actual demolition (which shall not include Landlord’s conduct of test borings and/or indicator piles, as required, but Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s use of the Field in performing such test borings and indicator piles). In addition, to the extent that Landlord conducts test borings and/or indicator piles on the Field and the construction of the Building 3 Project is not intended to be commenced reasonably promptly thereafter, Landlord shall repair the affected areas of the Field to a commercially reasonable condition. Notwithstanding anything contained herein to the contrary, Landlord shall be permitted to retain the area depicted on Exhibit A-3 (the “Landlord Staging Area”), following the initial return of the remainder of the Field to Tenant for purpose of staging the remaining construction of Building 3. The Landlord Staging Area shall be returned to Tenant for the Field Re-Construction associated therewith on or before Landlord’s completion of the Building 3 Project. In the event that Landlord shall fail to deliver the Field (other than the Landlord Staging Area) to Tenant in accordance with terms hereof for the Field Reconstruction within the seven (7) month period referred to above (as the same may be extended in accordance with the terms hereof), then, except to the extent resulting from the acts or omissions of Tenant (provided that Tenant has received notice of such delaying act or omission and has not cured the same within a reasonable period of time thereafter), Tenant shall be entitled to a credit against the next Rent due under this Lease in the amount of the product of (i) the number of days beyond the expiration of such 7-month period (as the same may be extended) that elapse until such delivery by Landlord is made in accordance with the terms hereof, and (ii) $3,000.00. Furthermore, in the event that Landlord shall fail to deliver the entirety of the Field (including the Landlord Staging Area) in accordance with the terms hereof prior to the expiration of the Building 3 Construction Period, then, in addition to the foregoing Rent credit, except to the extent resulting from the acts or omissions of Tenant (provided that Tenant has received notice of such delaying act or omission and has not cured the same within a reasonable period of time thereafter), Tenant shall be entitled to a further credit against the Rent due under this Lease in the amount of the product of (a) the number of days beyond the Building 3 Construction Period that elapse until Landlord delivers the entirety

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of the Field (including the Landlord Staging Area) in accordance with the terms hereof, and (b) $3,000.00. The foregoing Rent credits shall be Tenant’s sole and exclusive remedies for delays by Landlord in completion the Building 3 Project (or any portion thereof). The Field Re-Construction shall be performed by Tenant in accordance with the Tenant Work Letter in the same manner as the Field was constructed initially, provided that, in connection therewith, the Common Area Allowance shall be inapplicable, and lieu thereof, Landlord shall provide an allowance for the Field Re-Construction in the aggregate amount of $208,770.00 (the “Field Re-Construction Allowance”), and such Field Re-Construction Allowance shall be disbursed by Landlord under the Tenant Work Letter in the same manner as the Common Area Allowance initially provided under the Tenant Work Letter. Except as specifically set forth herein, Landlord shall not be obligated to provide or pay for any improvements in connection with the Field Re-Construction.

     21.4 Other Terms. Nothing contained in this Article 21 shall limit or alter Landlord’s rights under Section 29.28 of this Lease, which Landlord and Tenant hereby agree shall be applicable in connection with the construction of Building 3. Landlord and Tenant acknowledge that Tenant desires Landlord to minimize interference with Tenant’s use of the Project (other than the Field) during the construction of the Building 3 Project, and that, notwithstanding the foregoing, construction of the Building 3 Project will create noise, debris and other matters which are undesirable to Tenant. In connection with the foregoing, Landlord hereby agrees that Landlord shall construct the Building 3 Project in accordance with typical construction industry means and procedures.

     21.5 Tenant’s Limited Right to Notice Regarding Lease of Building 3. During the Lease Term, not less than ten (10) business days prior to the date Landlord is to consummate the first lease of all or a portion of Building 3 or the date which Landlord anticipates securing permits for the construction of Building 3 (regardless of whether Landlord has an anticipated tenant for Building 3), Landlord shall deliver notice of such leasing or the securing of such permits, as the case may be, to Tenant (which notice, in the case of a lease, shall include the location and approximate square footage of the subject space); provided, however, Landlord and Tenant hereby expressly agree that the terms of this Section 21.5 shall not be interpreted to impose any duty on Landlord to lease such space to Tenant including, to act in good faith or use reasonable efforts to lease or negotiate to lease such space to Tenant. The terms of this Section 21.5 are meant merely to cause Landlord to give a courtesy notice to Tenant of such lease or the securing of such permits, as the case may be, and not to expressly or impliedly obligate Landlord in any other manner. Notwithstanding anything contained herein to the contrary, Landlord shall have no obligation to deliver a notice under this Section 21.5 in the event that (i) Landlord has previously leased space in Building 3 to a party other than Tenant, or (ii) at the time Landlord would otherwise deliver a notice hereunder, Tenant is in default under this Lease after the expiration of any applicable cure period.

     21.6 Loading Docks. Landlord and Tenant hereby acknowledge and agree that, upon the construction of Building 3, the loading dock servicing the Buildings may be relocated, subject to and in accordance with the terms of Section 1.3 of the Tenant Work Letter.

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ARTICLE 22

INTENTIONALLY OMITTED

ARTICLE 23

SIGNS

     23.1 Permitted Signage. Subject to the terms hereof, provided all signs are in keeping with the quality of the Buildings and Project, Tenant, at its sole cost and expense, may install identification signage anywhere in the Premises.

     23.2 Directional Signage. Tenant shall be entitled to install reasonable amounts of directional and directory signage within the Project (“Directional Signage”) subject to Landlord’s prior approval, which approval shall not be unreasonably conditioned or withheld and shall be granted or denied within ten (10) business days following Tenant’s request therefor.

     23.3 Prohibited Signage and Other Items. Except as provided herein, Tenant may not install any signs on the exterior or roof of the Project or the Common Areas of the Project.

     23.4 Underlying Documents. Tenant shall comply with the Underlying Documents in connection with any signage permitted hereunder, including obtaining consents as and to the extent required thereunder. Landlord shall reasonably cooperate with Tenant in connection with Tenant’s compliance with the Underlying Documents hereunder, at no cost or expense to Landlord.

     23.5 Tenant’s Exterior Signage; Property Name.

          23.5.1 Building Signage. Subject to the terms hereof, Applicable Laws, and any Underlying Documents recorded against the Project as of the date of this Lease or as otherwise approved by Tenant pursuant to the terms of this Lease, Tenant shall be entitled, at its sole cost and expense, to exclusive multiple location identification signage (collectively, the “Building Signage”) anywhere on the exterior of Building 1 and Building 2 as desired by Tenant, with the exact locations to be subject to Landlord’s reasonable approval (provided that Landlord hereby approves the locations designated on Exhibit F, attached hereto, and the signage locations set forth in the Playa Capital Sublease), Applicable Laws and Underlying Documents recorded against the Project as of the date of this Lease or as otherwise approved by Tenant pursuant to the terms of this Lease. Except to the extent required by Applicable Law, no signage other than Tenant’s Building Signage shall be allowed on the Buildings, provided that the foregoing shall not alter or limit Landlord’s rights, as set forth in this Lease, with respect to the Building 3 Monument. Landlord hereby pre-approves the following types of Building Signage: electronic imaging (including multi-story), projection of signage onto the Buildings (including during special events), “bus wrap” signage, and “jumbotron” type signage, provided that the foregoing approval shall not alter or limit (i) Tenant’s obligations to comply with the terms of this Article 23, Applicable Laws and Underlying Documents recorded against the Project as of the date of this Lease or as otherwise approved by Tenant pursuant to the terms of this Lease,

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and (ii) Tenant’s obligation to obtain Landlord’s reasonable approval of all specifications of any particular Building Sign to be installed by Tenant.

          23.5.2 Monument Signage. Subject to the terms hereof, Tenant may install in the Project one or more monument signs along Jefferson Boulevard and/or Lincoln Boulevard (“Monument Signs”). The size, design, location and all other specifications of the Monument Signs shall be subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant hereby acknowledges and agrees that, at any time following the date Building 3 is substantially complete, Landlord shall be permitted to install a monument for Building 3 (the “Building 3 Monument”) on Jefferson Boulevard not less than 150 feet West of the intersection of Brisa Way and Jefferson Boulevard, and, in connection therewith, (i) none of Tenant’s Monument Signs shall be located within one hundred (100) feet of the Building 3 Monument, and (ii) to the extent required based upon the terms of item (i), above, by Applicable Law or by any applicable Underlying Documents for Landlord to install the Building 3 Monument, Tenant shall remove or relocate, as the case may be, any Monument Sign previously installed by Tenant. In no event shall the Building 3 Monument be greater than five (5) feet in height.

          23.5.3 Project Name. Provided that the Original Tenant or an Affiliate Assignee, as the case may be, is not in Material Default under this Lease, Landlord hereby grants the Original Tenant or an Affiliate Assignee the right to designate the “name” of the Project as “Electronic Arts” or “EA” followed by “Center,” “Centre,” “Studios” or “Plaza” or similar names subject to the prior reasonable approval of Landlord (“Project Name”) (provided that Landlord’s consent shall be deemed to be reasonably withheld to the extent that the Project Name is an “Objectionable Name,” as that term is defined in Section 23.5.4, below). Tenant shall designate the Project Name, subject to the foregoing, prior to the Lease Commencement Date. Landlord shall, at Tenant’s sole cost, in connection with any change in the Tenant’s Signage as allowed pursuant to the terms of this Lease, change such Project Name to match or be a direct, recognizable derivative of the new name on the Tenant’s Signage. No signage identifying the Landlord or identifying third parties (other than occupants of Building 3 on the Building 3 Monument) shall be permitted by Landlord in the Project.

          23.5.4 Additional Obligations and Conditions. The Building Signage, Directional Signage and the Monument Signs are collectively referred to herein as the “Exterior Signage.” All aspects of Tenant’s Exterior Signage (including any changes to such Exterior Signage which Tenant may, subject to Landlord’s reasonable approval and subject to the terms hereof, make from time to time throughout the entire Lease Term), including, but not limited to, quality, design, style, color, lighting and size, as applicable, shall be (a) subject to Landlord’s prior written approval, in Landlord’s reasonable discretion, which shall be granted or denied within ten (10) business days, and (b) in compliance with all Applicable Laws and Underlying Documents recorded as of the date of this Lease or as otherwise approved by Tenant pursuant to the terms of this Lease; provided, however, that if Tenant does not receive the necessary governmental permits, approvals and other approvals required hereunder for all or any portion of the Exterior Signage, Landlord’s and Tenant’s rights and obligations under the remaining provisions of this Lease shall be unaffected; provided further, however, that Landlord shall, at Tenant’s sole cost and expense, use commercially reasonable efforts to cooperate with Tenant in obtaining any such required governmental permits and approvals. Notwithstanding the foregoing, but without limiting the conditions set forth in subsection 23.5.3(c), Landlord hereby

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pre-approves of the design and colors of Tenant’s logo existing as of the date hereof. Tenant shall be responsible, at its sole cost and expense, for the operation, maintenance, repair, replacement and compliance with laws of Tenant’s Exterior Signage. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant’s sole cost and expense, remove Tenant’s Exterior Signage and repair any damage resulting therefrom. If Tenant fails to remove its Exterior Signage, and to repair any damage to the Buildings and/or the Project resulting from such removal when and as required hereunder, then Landlord may perform such work and all costs and expenses incurred by Landlord in so performing shall be reimbursed by Tenant to Landlord within thirty (30) days after Tenant’s receipt of Landlord’s invoice therefor. The immediately preceding sentence shall survive the expiration or earlier termination of this Lease. Tenant’s rights to Exterior Signage contained in this Section 23.5 shall be personal to the Original Tenant and any Affiliate Assignee. Notwithstanding anything contained in this Article 23 to the contrary, in no event shall the name and/or any logo on any Exterior Signage be an “Objectionable Name.” The term “Objectionable Name” shall mean any name or logo which relates to an entity which is of a character or reputation, or is associated with a political orientation or faction, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of a Comparable Building.

ARTICLE 24

COMPLIANCE WITH LAW

     Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance, decrees, codes, common law, judgments, orders, rulings, awards or other governmental or quasi-governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated including any “Environmental Laws,” as that term is defined in Section 29.25.1 of this Lease (“Applicable Laws”). Tenant shall, at its sole cost and expense, promptly comply with any Applicable Laws which relate to (i) Tenant’s use of the Premises (provided that this item (i) shall be inapplicable with respect to the Tenant Improvements and any Alterations, which shall be governed pursuant to the terms of items (ii) and (iii), below), (ii) any Alterations made by Tenant to the Premises, and any tenant improvements in the Premises, or (iii) the Base Building, but as to the Base Building, only to the extent such obligations are triggered by non-typical general office Alterations made by Tenant to the Premises, or any non-typical general office Tenant Improvements, or Tenant’s use of the Premises for non-general office use. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, subject to Article 7 of this Lease and the immediately preceding sentence, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of either party hereto in any judicial action, regardless of whether the other party is a party thereto, that such party has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the Project (except as otherwise set forth in this Lease), Common Areas, Base Building and Building Systems (including, without limitation, Applicable Laws relating to hazardous materials or hazardous substances), provided that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and

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provided further that Landlord’s failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy (or its legal equivalent) for the Premises, or would unreasonably and materially affect the safety of Tenant’s Parties or create a significant health hazard for Tenant’s Parties or otherwise materially interfere with or materially affect Tenant’s Permitted Use and enjoyment of the Premises (collectively, the “Landlord Compliance Conditions”). Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent consistent with, and amortized to the extent required by, the provisions of Section 4.2.3 of this Lease. Notwithstanding anything to the contrary, in the event any portion of the Project (including the Premises) does not comply with the Americans With Disabilities Act of 1990 (41 U.S.C. 12101 et seq.), as well as the regulations and accessibility guidelines promulgated thereunder (collectively, “ADA”), or any laws, ordinances or statutes of the County of Los Angeles or State of California based upon or similar to ADA (collectively, the “Disability Codes”) for new construction disregarding any grandfathering and waivers as of the Lease Commencement Date and such non-compliance does not result from Tenant’s construction of the Tenant Improvements or Tenant’s particular use of the Premises for non-general office use, and Tenant is not responsible for such non-compliance in accordance with the terms of this Lease, then Landlord shall be obligated to promptly, at Landlord’s sole cost and expense (and not as an Operating Expense), rectify said violation and cause the Project to be in material compliance with ADA or the Disability Codes, as applicable, subject to the Landlord Compliance Conditions. Landlord furthermore agrees to be responsible, at its cost (not to be applied against the “Tenant Improvement Allowance,” as that term is defined in Section 2.1 of the Tenant Work Letter) for causing the Base Building to be in material compliance with all Environmental Laws (as defined herein) as of the date of this Lease (disregarding grandfathering and waivers). If Landlord fails to timely comply with its obligations under this Article 24, then Tenant shall, subject to the terms and conditions of Article 7, be permitted to exercise its rights under Section 7.2 of this Lease, as if such failure was a failure by Landlord to make repairs required under Section 7.1 of this Lease.

ARTICLE 25

LATE CHARGES

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) business days after Notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to two percent (2%) of the overdue amount, plus any reasonable attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within five (5) business days after notice that any such amounts are past due shall thereafter bear interest until paid at a rate per annum equal to the lesser of (i) the Interest Rate or (ii) the highest rate permitted by Applicable Law.

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ARTICLE 26

LANDLORD’S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

     26.1 Landlord’s Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent, except to the extent otherwise expressly provided in this Lease. If Tenant shall fail to perform any of its obligations under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, then upon five (5) additional days Notice from Landlord, Landlord may, but shall not be obligated to make any such payment or perform any such act on Tenant’s part without waiving its right based upon any Default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2 Tenant’s Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within thirty (30) days after delivery by Landlord to Tenant of statements therefor, sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant’s Defaults pursuant to the provisions of Section 26.1 above.

ARTICLE 27

ENTRY BY LANDLORD

     Subject to Tenant’s reasonable security arrangements, Landlord reserves the right at all reasonable times and upon reasonable prior Notice (which Notice shall (except in cases of emergency in which case no Notice shall be required) be at least forty-eight (48) hours’ prior written notice with respect to items (iii) and (iv) below and may be forty-eight (48) hours’ prior oral notice to Tenant’s office manager with respect to items (i) and (ii) below) to the Tenant to enter the Premises to (i) inspect them during Business Hours; (ii) show, during Business Hours, the Premises to prospective purchasers, mortgagees or ground or underlying lessors, or, during the last eighteen (18) months of the Lease Term, prospective tenants; (iii) post notices of non-responsibility; or (iv) alter, improve or repair the Premises, Building 1, Building 2, or the Project if necessary to comply with current building codes or other Applicable Laws, or for structural alterations, repairs or improvements to the Building 1, Building 2 or the Project as required or permitted under the Lease. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord; and (B) subject to the terms of Section 26.1 above, perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as expressly provided in Section 19.5.2, above, and may take such steps as required to accomplish the stated purposes; provided, however, that any such entry shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonably possible and shall be performed after Business Hours if reasonably practical and subject to reasonable scheduling with Tenant. Landlord acknowledges and agrees that Tenant may require that Landlord be accompanied by an employee of Tenant during any such entry into the Premises by Landlord; provided, however, that in no event shall the unavailability of such escort at the time that Landlord is permitted to enter the Premises delay Landlord’s entry into the Premises as permitted hereunder. Tenant hereby waives any claims for

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damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Even in emergency situations, Landlord shall use commercially reasonable efforts to minimize any disruption to Tenant’s business operations. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises; provided, however, that Landlord shall, subject to Section 10.1 of this Lease and to the extent that such damage is not covered by insurance required to be carried by Tenant under this Lease or caused by any governmental agencies, repair any damage to the Premises caused by any such emergency entry into the Premises by Landlord. Notwithstanding anything to the contrary set forth in this Article 27, Tenant may designate certain areas of the Premises as “Secured Areas” should Tenant require such areas for the purpose of securing certain valuable property or confidential information, including, without limitation, the data center portion of the Premises. In connection with the foregoing, Landlord shall not enter such Secured Areas except in the event of an emergency or unless Landlord is accompanied by a Tenant escort, to the extent an escort is reasonably available. Landlord need not clean any area designated by Tenant as a Secured Area and shall only maintain or repair such secured areas to the extent (i) such repair or maintenance is required in order to maintain and repair the Building Structure and/or the Building Systems; (ii) as required by Applicable Laws, or (iii) in response to specific requests by Tenant and in accordance with a schedule reasonably designated by Tenant, subject to Landlord’s reasonable approval. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

ARTICLE 28

TENANT PARKING

     28.1 In General. Tenant shall rent from Landlord parking passes on a monthly basis throughout the Lease Term the Minimum Parking Allotment. Upon not less than thirty (30) days notice to Landlord, Tenant may elect to have up to thirty (30) of Tenant’s parking passes be for the use of a reserved parking space in the Existing Parking Garage. The location of Tenant’s parking passes shall be in the “Project Parking Facilities,” as that term is defined in Section 28.2, below. Subject to the terms of this Article 28, Tenant may elect to have any combination of valet parking, reserved parking and/or tandem/valet assist parking. Tenant acknowledges and agrees that Tenant shall be obligated to rent from Landlord the Minimum Parking Allotment, as such may increase from time to time. Landlord acknowledges and agrees that Landlord is obligated to provide to Tenant the Maximum Parking Allotment throughout the entire Lease Term (notwithstanding the terms of the Underlying Documents). Prior to the Tranche Rent Commencement Date for Tranche 4, Tenant may, upon two (2) business days notice, adjust the number of parking passes Tenant elects to rent from Landlord subject to the Minimum Parking Allotment and the Maximum Parking Allotment. Subject to the terms hereof, Tenant shall pay to Landlord for parking passes on a monthly basis the prevailing rate charged for parking passes as reasonably determined by Landlord from time to time based on the location of such passes and the type of such passes; provided, however, that (i) Tenant shall have no obligation to pay for

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parking prior to the Lease Commencement Date, and (ii) at such time as Tenant leases all of the parking spaces associated with Tranche 4 (excluding any parking spaces deemed rented by Tenant under Section 28.6, below), Tenant shall receive a fifty percent (50%) discount of the parking charge for fifty (50) of Tenant’s parking passes which are associated with Tranche 4 and a one hundred percent (100%) abatement of the parking charges applicable to sixty-six (66) of Tenant’s parking passes which are associated with Tranche 4. As of the Lease Commencement Date, the prevailing rate shall be Ninety Dollars ($90.00) for each unreserved pass per month and $150.00 for each reserved pass per month; provided, however, that Landlord and Tenant acknowledge and agree that such prevailing rate in effect as of the Lease Commencement Date shall not increase in any calendar year (on a percentage increase basis) by more than the average increase (on a percentage increase basis) in parking rates in the same calendar year charged generally by landlords of the Comparable Buildings. Notwithstanding anything in this Article 28 to the contrary, prior to the “Stipulated Rates Cutoff Date,” as that term is defined, below, the parking charge applicable to thirty-three (33) of Tenant’s unreserved passes shall equal $85.00 per pass per month (provided that such amount shall increase by three percent (3%) on each anniversary of the Lease Commencement Date). In addition, Tenant shall, in all instances, be responsible for any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant. Tenant shall abide by all Applicable Laws (including any governmentally mandated traffic demand management program, subject to the terms of Section 4.2.3(BBB)) and all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the passes are located and upon Tenant’s cooperation in seeing that Tenant’s employees and visitors also comply with such rules and regulations. Subject to the requirements of this Article 28, Landlord specifically reserves the right to change the location, size, configuration, design, layout and all other aspects of the Project parking facility, but not the discontinuance of the reserved and/or valet parking rights of Tenant set forth herein (provided that Tenant’s parking rights are not reduced or materially changed as a result thereof, do not create a material security risk to Tenant and so long as Tenant’s obligations under this Lease are not materially and unreasonably increased as a result thereof and so long as the entrance to the Project, as constructed by Tenant and approved by Landlord in accordance with the terms of this Lease, shall not be materially modified or interfered with), at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent (except as provided in Section 19.5.2 of this Lease), from time to time, close-off or restrict access to the parking facility in question for purposes of permitting or facilitating any such construction, alteration or improvements provided that such modifications may only be made by Landlord to the extent required by Applicable Laws or as reasonably necessary on a temporary basis in the event of repairs required under this Lease and/or a damage or destruction. Landlord shall use commercially reasonable efforts to cause any such work to be conducted in a manner which will minimize material interference with Tenant’s Permitted Use, which efforts shall include, to the extent necessary, providing Tenant with reasonable alternative parking at no additional cost to Tenant. Landlord may totally or partially delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control delegated by Landlord. The parking passes rented by Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant’s own personnel (not including Tenant’s invitees and guests) and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant except on a pro rata basis in connection with an assignment or subletting of the

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Premises permitted or approved in accordance with the terms and conditions of Article 14. For purposes of this Lease, the “Stipulated Rates Cutoff Date” is the earlier to occur of (i) the tenth (10th) anniversary of the Lease Commencement Date, and (ii) the later to occur of (a) date of the termination of the Playa Capital Sublease, or (b) the fifth (5th) anniversary of the Lease Commencement Date.

     28.2 Project Parking Facilities. The term “Project Parking Facilities” shall mean, collectively, as the case may be (i) the parking garage existing as of the date of this Lease (the “Existing Parking Garage”), (ii) the surface parking lot anticipated to be constructed by Landlord on or about the area on which Building 3 may be constructed (the “Surface Parking Lot”), and/or (iii) any expansion of the Existing Parking Garage or additional parking garage located on the Project and/or the area in which Building 3 may be located (in either such events referred to in this item (iii), the “New Parking Garage”). In all events, the Project Parking Facilities shall be located within the Project and/or the area in which Building 3 may be constructed. Subject to the terms of Article 21, any valet personnel retained by Landlord in excess of the “Base Parking Personnel,” as that term is defined, below, if any, shall be the responsibility of Tenant (subject to the terms of Section 28.3, below). Subject to the terms of Article 21 of this Lease and the terms of this Article 28, Landlord shall have the right to “aisle park” up to one hundred sixteen (116) vehicles in the Existing Parking Garage (the “Aisle Parking Cap”) and on an unlimited basis on the Surface Parking Lot and/or New Parking Garage; provided that in the event that Landlord shall exceed the Aisle Parking Cap (A) by more than thirty (30) vehicles (inclusive of visitors), (B) in more than five (5) days (with Tenant providing notice to Landlord of each such daily violation on the date of the occurrence thereof), (C) such five (5) days of violation occur in the same month, and (D) there are more than four (4) different months in which the events described in items (A) through (C) occur in any twelve (12) month period, then Landlord shall be obligated to provide Tenant additional parking, subject to the requirements of this Article 28. Tenant hereby acknowledges and agrees that in addition to the Existing Parking Garage, Landlord may, at its sole option, provide additional parking in order to satisfy Tenant’s parking rights under this Lease by (i) construction of the Surface Parking Lot and/or (ii) a New Parking Garage. Notwithstanding anything contained herein to the contrary, in no event shall Landlord have the right to cause any of the parking to which Tenant is entitled under this Lease to be located outside of the Project and/or the area in which Building 3 is or may be located.

     28.3 Valet Parking Personnel; Monthly Valet Allowance. Landlord shall provide a monthly valet parking personnel allowance in an amount equal to the “Monthly Valet Allowance,” as that term is defined, below, for the purpose of retaining valet personnel to service the parking provided to Tenant pursuant to the terms of this Lease (the “Valet Parking Personnel”). The quantity and nature of the Valet Parking Personnel shall be as reasonably directed by Tenant from time to time, provided that in no event shall the quantity of such personnel be less than the “Base Parking Personnel”, as that term is defined, below. Because Tenant is directing the timing and allocation of Valet Parking Personnel, Landlord shall have no liability to Tenant for car retrieval delays resulting from inadequate valet parking personnel, provided that Landlord shall use commercially reasonable efforts to cause the Valet Parking Personnel which is at the Project to service Tenant on a timely basis. Any portion of the Monthly Valet Allowance which is not used by Tenant in a particular month may be carried forward and used by Tenant in any subsequent month, provided that the Monthly Valet

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Allowance shall be utilized solely for the purposes set forth herein and may not be used for any other purpose whatsoever. To the extent the valet parking costs exceed the Monthly Valet Allowance, Tenant shall pay such amounts to Landlord within thirty (30) days of billing. For purposes of this Lease, the “Base Parking Personnel” shall mean one (1) full time (i.e., one 8 hour shift) facility manager, six (6) full time (i.e., one 8 hour shift) tandem parking attendants, and two (2) full time (i.e., one 8 hour shift) relievers. For purposes of this Lease, the “Monthly Valet Allowance” shall mean $25,000.00, provided that such amount shall increase following the expiration of each thirty (30) month period during the Lease Term by an amount equal to $1,750.00.

     28.4 Visitor Parking. Landlord and Tenant hereby acknowledge and agree that (i) no person that does not retain a monthly parking pass provided by Landlord to Tenant or a Tenant invitee (which shall include Playa Capital as subtenant) or visitor shall be permitted to park in the Existing Parking Garage, (ii) to the extent that more than thirty (30) Tenant visitors (i.e., individuals that do not have a monthly parking pass provided by Landlord) shall be at the Project at any one time but not including any visitors which park in the Playa Capital designated parking area (the number of visitors in excess of 30 to be referred to herein as the “Excess Visitors”), Landlord shall undertake reasonable efforts to accommodate such Excess Visitors, provided that for the day(s) in which Excess Visitors exists, the number of Excess Visitors shall be added to the Aisle Parking Cap, and (iii) Tenant’s visitors shall not be charged for parking in the Project Parking Facilities.

     28.5 Modification of Parking Facilities for Subtenants. Subject to the terms of this Lease (including, without limitation, the Tenant Work Letter and/or Article 8, as the case may be), Tenant shall have the right to segregate a portion of the Existing Parking Garage for any subtenants of Tenant, provided that the same does not materially adversely affect Landlord’s ability to aisle park to the extent set forth in this Article 28. Landlord hereby approves the installation of a fence, in the location in the Existing Parking Garage set forth in the Playa Capital Sublease or such other location as is reasonably approved by Landlord, subject to the remaining terms of the Tenant Work Letter and/or Article 8 of the Lease.

     28.6 Common Area Alterations; Loading Dock. In the event that Tenant’s construction of Common Area Alterations (including, without limitation, any driveway or related features relating to vehicular entry into the Existing Parking Garage) and/or the construction of the loading dock in accordance with the terms of Section 1.3 of the Tenant Work Letter shall eliminate certain parking spaces within the Existing Parking Garage, (a) all of such parking spaces eliminated as a result of Common Area Alterations and fifty percent (50%) of the parking spaces eliminated as a result of the construction of the loading dock shall be deemed parking spaces provided to and used by Tenant pursuant to the terms of the Lease, (b) the Aisle Parking Cap shall be increased by the number of all of the parking spaces so eliminated (whether by Common Area Alterations or the loading dock), and (c) following the Tranche Rent Commencement Date for Tranche 4, Tenant shall be obligated to pay the parking charge (in accordance with the terms of this Article 28) associated with (i) all of the parking spaces eliminated as a result of Tenant’s Common Area Alterations, and (ii) fifty percent (50%) of the parking spaces eliminated as a result of the construction of the loading dock.

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     28.7 Tenant’s Operational Requests. Landlord shall cooperate with reasonable Tenant requests in connection with the operation of the Project Parking Facilities servicing Tenant, provided that (a) subject to the terms of Section 28.3, above, Tenant shall be responsible for any increased costs associated with the implementation of such requests, and (b) such requests shall not adversely effect Landlord’s ability to comply with the terms of this Lease (including, without limitation, this Article 28).

ARTICLE 29

MISCELLANEOUS PROVISIONS

     29.1 Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

     29.2 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant’s obligations under this Lease.

     29.3 Modification of Lease. Should any current or prospective mortgagee or ground lessor for Building 1, Building 2 and/or the Project require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or (other than in a de minimus manner) adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within twenty (20) days following the request therefor. Landlord shall reimburse to Tenant the actual, documented and reasonable attorneys’ fees incurred by Tenant in reviewing such documents, not to exceed Seven Hundred Fifty Dollars ($750.00). Should Landlord or any such prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease memorandum and to deliver the same to Landlord within twenty (20) days following the request therefor, the recordation of which shall be at the sole cost and expense of Landlord.

     29.4 Transfer of Landlord’s Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project and/or Building 1 and/or Building 2 and in this Lease so long as such transfer is not a subterfuge to avoid Landlord’s obligations under this Lease, and Tenant agrees that in the event of any such transfer and if the transferee assumes the applicable obligations, Landlord shall automatically be released from all liability (to the extent such obligations are assumed by the transferee) under this Lease not accrued as of the date of the transfer and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as

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additional security. Such transfer shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     29.5 Recordation of Memorandum of Lease and Purchase Option Agreement. Concurrently with the mutual execution of this Lease, Landlord and Tenant shall execute and acknowledge a Memorandum of Lease and Purchase Option Agreement in the form attached hereto as Exhibit J (the “Memorandum of Lease”). Within five (5) business days following the date of full execution and delivery of this Lease, Landlord shall cause the Memorandum of Lease to be recorded (at Tenant’s sole cost and expense) and shall provide Tenant with a conformed copy followed by a copy of the recorded document thereof. At such time as this Lease or any terms of the Memorandum of Lease, as the case may be, shall be inapplicable to any portion of the Project and/or to the Field and/or the Building 3 site, Tenant shall, at Landlord’s request, execute a commercially reasonable quitclaim or amendment relating thereto, which quitclaim or amendment shall be in a recordable form. Tenant hereby agrees to provide, upon not less than fifteen (15) business days notice, the owner of Phase I (i.e., Building 1 and Building 2) and/or the owner of Phase II (i.e., the Field and the Building 3 site), an estoppel certificate indicating the current status of any matter relating to the terms and conditions of Article 21 of this Lease.

     29.6 Captions. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections. Notwithstanding the foregoing, whenever in this Lease a reference is made to an Article, such reference shall include all Sections in such Article and whenever a reference is made to a Section, all such references shall include all subsections with the same pre-numeric identification. The term “Lease” shall include all Exhibits which are attached to this Lease which are by this reference deemed incorporated into this Lease.

     29.7 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     29.8 Time of Essence. Time is of the essence of this Lease and each of its provisions. Whenever in the Lease a payment is required to be made by one party to the other, but a specific date for payment is not set forth or a specific number of days within which payment is to be made is not set forth, or the words “immediately,” “promptly,” and/or “on demand,” or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty (30) days after the date that the party which is entitled to such payment sends Notice to the other party demanding such payment.

     29.9 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

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     29.10 Landlord Exculpation. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Project (together with any rent, sales, insurance and condemnation proceeds actually received by Landlord and not subject to any superior rights of third parties), and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability. Landlord acknowledges and agrees that in no event shall Tenant’s obligations under this Lease constitute the personal obligations of Tenant’s officers, directors and employees and Landlord, on behalf of itself and all persons claiming by, through or under Landlord, expressly waives and releases such individuals from any and all personal liability for Tenant’s obligations hereunder.

     29.11 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease, the exhibits and schedules attached hereto, and the Project Agreement Re Right of First Offer to Purchase and Options to Purchase (the “Purchase Option Agreement”) executed by Landlord and Tenant in connection with this Lease and dated of even date herewith, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises and the rights of Tenant to purchase the Buildings, and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. Without limiting the generality of the foregoing, Tenant expressly acknowledges and agrees that any written or oral communications delivered by Landlord to Tenant pertaining to Direct Expenses do not constitute a part of this Lease and Tenant further acknowledges and agrees that in no event will Landlord be liable or bound in any manner by any such oral or written statements, representations or information pertaining to Project.

     29.12 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in Building 3 (if constructed by Landlord) as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of Building 3. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in Building 3 (if constructed by Landlord).

     29.13 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain permits, services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (collectively, the “Force Majeure”), except with respect to the obligations imposed upon Tenant with regard to Rent or other charges to be paid by Tenant or Landlord pursuant to this Lease, and except as to Tenant’s obligations under Articles 5 and 24 of this Lease, notwithstanding anything to the contrary

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contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure.

     29.14 Notices. All notices, demands, statements, approvals or communications (each, a “Notice,” collectively, “Notices”) given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 29.14 or upon the date personal delivery is made or attempted to be made. If Tenant is notified of the identity and address of Landlord’s mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor Notice of any default by Landlord under the terms of this Lease by registered or certified mail.

     29.15 [Intentionally Omitted.]

     29.16 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

     29.17 Authority. If Tenant or Landlord is a corporation or partnership, each individual executing this Lease on behalf of Tenant or Landlord hereby represents and warrants that Tenant or Landlord, as appropriate, is a duly formed and existing entity qualified to do business in California and that Tenant or Landlord, as appropriate, has full right and authority to execute and deliver this Lease.

     29.18 Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY.

     29.19 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

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     29.20 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay the brokerage commissions owing to Cresa Partners (the “Cresa Partner’s Commission”) in connection with the transaction contemplated by this Lease pursuant to a separate written agreement (the “Cresa Partner’s Agreement”). Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers. In addition, to the extent that Landlord fails to pay to Brokers the Cresa Partner’s Commission in accordance with the Cresa Partner’s Agreement, Brokers may send written notice to Landlord and Tenant of such failure and if Landlord fails to pay such amounts or object to the payment thereof within thirty (30) days after said notice, Tenant shall be entitled to offset such amount(s) owed to the Brokers under the Cresa Partner’s Agreement from Landlord against Tenant’s next rental obligations which next become due under this Lease. Any amount(s) offset from Tenant’s rental obligations hereunder shall no longer be owed from Landlord to Broker under the Cresa Partner’s Commission, but will become due from Tenant to Broker. Any dispute with respect to the payment of the Cresa Partner’s Commission shall be determined by arbitration pursuant to Section 29.29 below. The terms of this Section 29.20 shall survive the expiration or earlier termination of the Lease Term.

     29.21 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not, except as otherwise expressly provided herein, be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as Notice is first given to Landlord and any holder of a mortgage or deed of trust covering either or both Buildings, the Project, or any portion thereof, of whose address Tenant has theretofore been notified.

     29.22 Quiet Enjoyment. Provided this Lease is in full force and effect and no Event of Default then exists, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the terms and conditions of this Lease and to all Superior Leases and Mortgages.

     29.23 Transportation Management. Subject to the terms of Section 4.2.3(BBB), Tenant shall fully comply with all present or future governmentally mandated programs intended to manage parking, transportation or traffic in and around the Project and/or the Buildings, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related

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committees or entities. Such programs may include, without limitation: (i) implementation of an in-house ridesharing program and an employee transportation coordinator; (ii) working with employees and any Project, Building or area-wide ridesharing program manager; (iii) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (iv) utilizing flexible work shifts for employees.

     29.24 No Discrimination. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

     29.25 Hazardous Substances.

          29.25.1 Definitions. For purposes of this Lease, the following definitions shall apply: “Hazardous Material(s)” shall mean any substance or material that is described as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any matter that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the Environmental Laws or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, methane, urea formaldehyde, radon gas, radioactive matter, medical waste, and chemicals which may cause cancer or reproductive toxicity. “Environmental Laws” shall mean all federal, state, local and quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations and guidance documents now or hereafter be enacted or promulgated as amended from time to time, in any way relating to or regulating Hazardous Materials. As used in this Lease, “Environmental Claims” shall mean any civil or administrative claim, order, demand, charge, liability, obligation, action, suit, damage, judgment, loss, cost expense, fine, or penalty, including but not limited to, attorney’s fees, court costs and other costs of administrative proceedings or litigation. For purposes of this Lease, the term “Pre-Existing Hazardous Materials” means any and all contamination or pollution caused by any Hazardous Materials previously released, discharged, leaked, stored, used, handled, contained, or otherwise presently existing, in, on, under or around the Project, whether or not caused by Landlord, any prior owner, operator, lessee, or any other party as of or prior to the date of this Lease. The obligations set forth in this Section 29.25 shall survive the expiration or termination of this Lease.

          29.25.2 Compliance with Environmental Laws. Landlord covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the terms of Article 24 of this Lease. To the extent required by any Environmental Laws, subject to the Landlord Compliance Conditions, Landlord shall (i)

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promptly commence a removal, encapsulation or other containment or remediation program reasonably selected by Landlord which is required by and complies with all Applicable Laws (the “Remediation Program”) to the extent not being performed by some other third party, and (ii) at Landlord’s sole cost and expense, diligently prosecute the Remediation Program and take such other reasonable action to completion in such a manner as will make the Project and/or Premises free from any Hazardous Materials in accordance with the standards promulgated in applicable Environmental Laws, except for Hazardous Materials released, disturbed, transported, stored, generated or used by Tenant or Tenant Parties after the date of this Lease. Landlord and Tenant specifically agree that Tenant shall not be responsible or liable to Landlord or to other parties for any of Hazardous Materials which are released or brought in, on, under or about the Project by Landlord or Landlord Party or by any non-Tenant Party (including without limitation, any other tenants or occupants of the Project and their agents, invitees, employees and contractors).

          29.25.3 Indemnifications. Landlord agrees to indemnify, defend, protect and hold harmless the Tenant Parties from any and all Environmental Claims arising from (i) Hazardous Materials brought onto the Project by Landlord or any Landlord Party, (ii) Landlord’s negligence or willful misconduct in connection with a Remediation Program relating to Pre-Existing Hazardous Materials, and (iii) any breach of this Section 29.25 by Landlord. Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from any and all Environmental Claims arising from any Hazardous Materials to the extent placed in, on, under or around the Premises or the Project by Tenant or Tenant Parties. Nothing in this Section 29.25 shall constitute a waiver or limitation of any legal rights which Landlord or Tenant may have including, without limitation, the right to implied indemnity. The indemnification obligation under this Section 29.25 shall not be limited in any way by any limitation on the amount or type of insurance carried by Landlord or Tenant.

          29.25.4 Pre-Existing Hazardous Materials. Subject to the Landlord Compliance Conditions, with respect to any Pre-Existing Hazardous Materials, Landlord shall be responsible, at its sole cost and expense, for the treatment, removal, and management of such Pre-Existing Hazardous Materials to the extent required by, and in compliance with, all Applicable Laws and Environmental Laws. Any costs incurred by Landlord in connection with such Pre-Existing Hazardous Materials shall be specifically excluded from Operating Expenses. Landlord covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the terms of this Section 29.25.

          29.25.5 Insurance. Landlord agrees that its insurance coverage for the Project shall insure both property damage and personal injury caused by methane-ignited fires.

          29.25.6 Methane Costs Triggered by Tenant’s Improvements. Notwithstanding anything in this Lease to the contrary, in the event that, in connection with the construction of any Common Area Alterations in the Project, methane remediation or treatment is required, so long as, in connection therewith, Tenant shall not have caused a penetration of the ground of greater than five (5) feet, Landlord shall perform such remediation or treatment, at Landlord’s sole cost and expense (and not as an Operating Expense) (and, in such instance, Landlord shall be responsible for any increased costs of construction incurred by Tenant as a result of the existence of methane). In the event that Tenant shall have penetrated the ground by

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greater than five (5) feet, then such remediation or treatment shall be performed by Landlord at Tenant’s expense (and Tenant shall be responsible for any increased costs of construction incurred by Tenant as a result of the existence of methane).

     29.26 Successors. Except as otherwise expressly provided herein, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto; provided, however, that no assignment, sublease or other transfer in violation of the provisions of Article 14 shall operate to vest any rights in any putative assignee, subtenant or transferee of Tenant.

     29.27 Intentionally Deleted.

     29.28 Development of the Project.

          29.28.1 Subdivision. Landlord reserves the right to subdivide the Field from Building 3 and the real property underlying Building 3. Tenant agrees to execute and deliver, within twenty (20) days after Landlord’s written demand, and in the form reasonably requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from a subdivision and any and all maps in connection therewith so long as the same conforms to the requirements of this Lease (and any other documentation required, subject to and in accordance with the terms of Article 5). Landlord shall reimburse to Tenant the actual, documented and reasonable attorneys’ fees incurred by Tenant in reviewing such documents, not to exceed Seven Hundred Fifty Dollars ($750.00). Notwithstanding anything to the contrary set forth in this Lease, the separate ownership of Building 3 by an entity other than Landlord shall not affect the calculation of Direct Expenses or Tenant’s payment of Tenant’s Share of Direct Expenses.

          29.28.2 The Other Improvements. Subject to Article 4, if Building 3 is owned by an entity other than Landlord, Landlord shall enter into an agreement with the owner or owners of Building 3 to provide (i) subject to the terms of this Lease, for reciprocal rights of access, use and/or enjoyment of the Project parking facilities (provided that in no event shall the same minimize or alter Landlord’s obligation to cause the parking spaces available to occupants of Building 3 and the Playa Vista Visitor’s Center to be physically separate from the Existing Parking Garage in accordance with the terms of this Lease), (ii) for the common management, operation, maintenance, improvement and/or repair of the Project Parking Facilities, (iii) subject to the terms of this Lease, for the allocation of a portion of the Direct Expenses attributable to the parking facilities and Field to Building 3, (iv) for the matters covered by Articles 4, 21, and 28 that relate to Phase II (i.e. the Field and the Building 3 site) and (v) for any other matter which Landlord deems reasonably necessary so long as, subject to the terms of this Lease, any such other matter does not materially interfere with Tenant’s use of the Premises for the Permitted Use or Tenant’s other rights under this Lease (including Tenant’s use of the Project parking facilities, Special Use Areas, Field and Common Areas) or increase Tenant’s monetary obligations under this Lease or otherwise adversely affect Tenant’s rights under this Lease. Nothing contained in this Section 29.28 shall alter or modify Landlord’s rights with respect to the amendment of or creation of new Underlying Documents, subject to and in accordance with the terms of Article 5 of this Lease. Subject to the terms of the Purchase Option Agreement, nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord’s right to sell the Project as a whole.

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          29.28.3 Construction of Project and Other Improvements. Tenant acknowledges that portions of the Project and areas immediately adjacent to the Project, including without limitation, Building 3, may be under construction following Tenant’s occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Subject to Section 19.5.2 hereof, Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction. Landlord agrees to use commercially reasonable efforts to not materially interfere with Tenant’s use of the Premises for the Permitted Use (including Tenant’s use of the Project parking facilities, the Field, the Common Areas and Tenant’s Special Use Areas) in connection with any such construction (including, but not limited to, Landlord’s construction of the Building 3, subject to the terms of Article 21 of this Lease).

     29.29 Arbitration.

          29.29.1 General Submittals to Arbitration. The submittal of all matters to arbitration in accordance with the provisions of this Section 29.29 is the sole and exclusive method, means and procedure to resolve any and all claims, disputes or disagreements arising under this Lease, including, but not limited to any matter relating to Landlord’s failure to approve an assignment, sublease or other transfer of Tenant’s interest in the Lease under Article 14 of this Lease, any other defaults by Landlord, or any Tenant Default, except for (i) all claims by either party which (A) seek anything other than enforcement of rights under this Lease, or (B) are primarily founded upon matters of fraud, willful misconduct, bad faith or any other allegations of tortious action, and seek the award of punitive or exemplary damages, (ii) all claims by either party arising from the determination of Fair Market Rental Rate, and (iii) claims relating to Landlord’s exercise of any unlawful detainer rights pursuant to California law or rights or remedies used by Landlord to gain possession of the Premises or terminate Tenant’s right of possession to the Premises, which disputes shall be resolved by suit filed in the Superior Court of Los Angeles County, California, the decision of which court shall be subject to appeal pursuant to Applicable Laws. The parties hereby irrevocably waive any and all rights to the contrary and shall at all times conduct themselves in strict, full, complete and timely accordance with the provisions of this Section 29.29 and all attempts to circumvent the terms and conditions of this Section 29.29 shall be absolutely null and void and of no force or effect whatsoever. As to any matter submitted to arbitration (except with respect to the payment of money) to determine whether a matter would, with the passage of time, constitute a default, such passage of time shall not commence to run until any such affirmative arbitrated determination, as long as it is simultaneously determined in such arbitration that the challenge of such matter as a potential Tenant Default or Landlord default was made in good faith. As to any matter submitted to arbitration with respect to the payment of money, to determine whether a matter would, with the passage of time, constitute a default, such passage of time shall not commence to run in the event that the party which is obligated to make the payment does in fact make the payment to the other party. Such payment can be made “under protest,” which shall occur when such payment is accompanied by a good faith Notice stating the reasons that the party has elected to make a payment under protest. Such protest will be deemed waived unless the subject matter identified in the protest is submitted to arbitration as set forth in this Section 29.29.

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          29.29.2 JAMS. Any dispute to be arbitrated pursuant to the provisions of this Section 29.29 shall be determined by binding arbitration before a retired judge of the Superior Court of the State of California (the “Arbitrator”) under the auspices of Judicial Arbitration & Mediation Services, Inc. (“JAMS”). Such arbitration shall be initiated by the parties, or either of them, within ten (10) days after either party sends Notice (the “Arbitration Notice”) of a demand to arbitrate to the other party and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. The parties may agree on a retired judge from the JAMS panel. If they are unable to promptly agree, JAMS will provide a list of three available judges who, to the extent available, have had extensive experience in handling real estate commercial lease transactions as practitioners and each party may strike one. The remaining judge (or if there are two, the one selected by JAMS) will serve as the Arbitrator. In the event that JAMS shall no longer exist or if JAMS fails or refuses to accept submission of such dispute, then the dispute shall be resolved by binding arbitration before the American Arbitration Association (“AAA”) under the AAA’s commercial arbitration rules then in effect.

          29.29.3 Arbitration Procedure.

               29.29.3.1 Pre-Decision Actions. The Arbitrator shall schedule a pre-hearing conference to resolve procedural matters, arrange for the exchange of information, obtain stipulations, and narrow the issues. The parties will submit proposed discovery schedules to the Arbitrator at the pre-hearing conference. The scope and duration of discovery will be within the sole discretion of the Arbitrator. The Arbitrator shall have the discretion to order a pre-hearing exchange of information by the parties, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of parties and third-party witnesses. This discretion shall be exercised in favor of discovery reasonable under the circumstances.

               29.29.3.2 The Decision. The arbitration shall be conducted in Los Angeles, California. Any party may be represented by counsel or other authorized representative. In rendering a decision(s), the Arbitrator shall determine the rights and obligations of the parties according to the substantive and procedural laws of the State of California and the provisions of this Lease. The Arbitrator’s decision shall be based on the evidence introduced at the hearing, including all logical and reasonable inferences therefrom. The Arbitrator may make any determination, and/or grant any remedy or relief (an “Arbitration Award”) that is just and equitable. The decision must be based on, and accompanied by, a written statement of decision explaining the factual and legal basis for the decision as to each of the principal controverted issues. The decision shall be conclusive and binding, and it may thereafter be confirmed as a judgment by the Superior Court of the State of California, subject only to challenge on the grounds set forth in the California Code of Civil Procedure Section 1286.2. The validity and enforceability of the Arbitrator’s decision is to be determined exclusively by the California courts pursuant to the terms and conditions of this Lease. The Arbitrator shall award costs, including without limitation attorneys’ fees, and expert and witness costs, to the prevailing party as defined in California Code of Civil Procedure Section 1032 (“Prevailing Party”), if any, as determined by the Arbitrator in his discretion. The Arbitrator’s fees and costs shall be paid by the non-prevailing party as determined by the Arbitrator in his

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discretion. A party shall be determined by the Arbitrator to be the prevailing party if its proposal for the resolution of dispute is the closer to that adopted by the Arbitrator.

     29.30 Calendar Days. All references made in this Lease to the word “days,” whether for Notices, schedules or other miscellaneous time limits, shall at all times herein be deemed to mean calendar days, unless specifically references as “business” or “working” days. Business or working days shall mean the days Monday-Friday, excluding Holidays.

     29.31 Covenants and Conditions. It is agreed that each of the provisions of this Lease shall be terms, covenants, as well as conditions, and the failure of Tenant or Landlord to comply with any of the terms, covenants or conditions of this Lease shall entitle Tenant or Landlord to exercise the remedies of Tenant on default or Landlord on default as set forth in this Lease.

     29.32 Survival of Provisions Upon Termination of Lease. Any term, covenant or condition of this Lease which requires the performance of obligations or forbearance of an act by either party hereto after the termination of this Lease shall survive such termination of this Lease. Such survival shall be to the extent reasonably necessary to fulfill the intent thereof, or if specified, to the extent of such specification, as same is reasonably necessary to perform the obligations and/or forbearance of an act set forth in such term, covenant or condition. Notwithstanding the foregoing in the event a specific term, covenant or condition is expressly provided for in such a clear fashion as to indicate that such performance of an obligation or forbearance of an act is no longer required, then the specific shall govern over this general provision of this Lease.

     29.33 Good Faith. Except (i) for matters for which there is a standard of consent or discretion specifically set forth in this Lease; (ii) matters which could have an adverse effect on the Building Structure or the Building Systems, or which could affect the exterior appearance of Building 1 and/or Building 2, or (iii) matters covered by Article 19 (Defaults; Remedies) of this Lease (collectively, the “Excepted Matters”), any time the consent of Landlord or Tenant is required under this Lease, such consent shall not be unreasonably withheld or delayed, and, except with regard to the Excepted Matters, whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish Rules and Regulations or make an allocation or other determination, Landlord and Tenant shall act reasonably and in good faith.

     29.34 Telecommunication Equipment/Roofs.

          29.34.1 In General. Landlord hereby agrees that, subject to the terms of this Section 29.24, Tenant shall have unfettered access to and the exclusive use of the roofs of Building 1 and Building 2, and shall be permitted to construct and/or install any improvements located thereon provided that (i) Tenant complies with the terms of this Lease (including, without limitation, the Tenant Work Letter and/or Article 8 of this Lease, as the case may be), (ii) Tenant obtains the prior approval of Landlord, which shall not be unreasonably conditioned, withheld or delayed, and (iii) Tenant at all times complies with Applicable Laws. Notwithstanding anything contained herein to the contrary, in addition to any portions of the roof used for Building systems and equipment, to the extent not reasonably required in connection with the installation of Tenant’s equipment which is installed as part of the initial Tenant Improvements and provided that (i) the same does not interfere with Tenant’s then existing

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equipment, (ii) the equipment installed or permitted to be installed by Landlord is located outside of the currently existing roof enclosure, and (iii) a screen reasonably acceptable to Tenant is installed around any equipment installed by or through Landlord, Landlord shall have the right to use a ten foot by ten foot area on the roof of each Building mutually and reasonably agreed upon by Landlord and Tenant.

          29.34.2 Terms. At any time during the Lease Term, Tenant shall have the right to install, at Tenant’s sole cost and expense but free of any charge by Landlord, satellite dishes and antennae (collectively, the “Telecommunication Equipment”), in areas of the roof (“Roof Location”) selected by Tenant and reasonably approved by Landlord. Landlord agrees that subject to Section 29.34.1 above, Landlord’s and any third party’s use of the roof will be prohibited. The physical appearance and location of any such Telecommunication Equipment shall be subject to Landlord’s reasonable approval, and Landlord may require Tenant to install screening around such equipment, at Tenant’s sole cost and expense, as reasonably designated by Landlord. Tenant shall maintain such Telecommunication Equipment at Tenant’s sole cost and expense. In the event Tenant elects to exercise its right to install Telecommunication Equipment as set forth in this Section 29.34, then Tenant shall give Landlord prior Notice thereof and Landlord and Tenant shall execute a Telecommunication Agreement in substantially the form as Exhibit G, attached hereto and incorporated herein by this reference, covering the installation and maintenance of such Telecommunication Equipment, Tenant’s indemnification of Landlord with respect thereto, Tenant’s obligation to remove such Telecommunication Equipment upon the expiration or earlier termination of this Lease, and other related matters. Landlord shall ensure that use of any other entities’ telecommunication equipment located on the roof of each Building shall not unreasonably interfere with the Telecommunication Equipment.

     29.35 Generator. Subject to the terms hereof, Tenant shall have the right to install a generator (the “Generator”) in a location mutually and reasonably agreed upon by Landlord and Tenant. Subject to Landlord’s prior approval of all plans and specifications, which approval shall not be unreasonably withheld, conditioned or delayed and at Tenant’s sole cost and expense, Landlord shall permit Tenant to install and maintain the Generator, and connections between the Generator and Landlord’s electrical systems in the Building, all in compliance with all Applicable Laws. Such Generator shall be used by Tenant only during (i) testing and regular maintenance, and (ii) the period of any electrical power outage in the Buildings. Tenant shall submit the specifications for design, operation, installation and maintenance of the connections to the Generator and facilities related thereto to Landlord for Landlord’s consent, which consent will not be unreasonably withheld, conditioned or delayed and may be conditioned on Tenant complying with such reasonable requirements imposed by Landlord, based on the advice of Landlord’s engineers, so that the Building’s Systems are not materially and adversely affected by the installation and operation of the Generator. The cost of design (including engineering costs) and installation of the Generator and the costs of the Generator itself shall be Tenant’s sole responsibility. All repairs and maintenance of the Generator shall be the sole responsibility of Tenant, and Landlord makes no representation or warranty with respect to such Generator. At Landlord’s option, Landlord may require that Tenant remove the Generator and all related facilities upon the expiration or earlier termination of this Lease and repair all damage to the Project resulting from such removal, at Tenant’s sole cost and expense. To the extent Tenant delivers a Removal Designation Reminder in the same manner as set forth in Section 8.5 of this Lease with Tenant’s plans and specification for the Generator when submitted for Landlord’s

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approval, Landlord shall make such election concurrently with Landlord’s approval of the Generator. The terms of the preceding sentence shall survive the termination or earlier expiration of this Lease. The Generator shall be deemed to be a part of the Premises for purposes of the indemnification and insurance provisions of this Lease, and Tenant shall maintain, at Tenant’s cost, industry standard “boiler and machinery” insurance coverage with respect thereto.

     29.36 Storage Space. Commencing as of September 1, 2005, and continuing thereafter throughout the Lease Term, Tenant shall rent the approximately 217 square feet of storage space located on the P-1 level of the Existing Parking Garage (the “Storage Space”). The Storage Space shall be rented by Tenant at the “Storage Rent” set forth below.

Monthly
Lease Year	Storage Rent

1	N/A
2	N/A
3	$289.45
4	$299.00
5	$308.87
6	$319.06
7	$329.59
8	$340.46
9	$351.70
10	$363.31

The Storage Rent payable by Tenant during any applicable Option Term shall be determined as part of, and concurrently with, the determination of applicable Option Rent. All Storage Rent shall be due on a monthly basis concurrent with Tenant’s payment of the Base Rent due with respect to the Premises, and shall constitute Rent under the Lease. Tenant shall be fully responsible for repairing any damage to the Storage Space resulting from or relating to Tenant’s use thereof. Tenant shall comply with such reasonable rules and regulations as promulgated by Landlord from time to time pertaining to the use of such Storage Space. Tenant shall indemnify, defend and hold Landlord and the Landlord’s Parties from and against any and all loss, liability, claims, expenses, damages or costs arising out of or in connection with Tenant’s use of the Storage Space, except to the extent caused by Landlord’s negligence or willful misconduct. Tenant’s insurance obligations under the Lease shall also pertain to Tenant’s use of the Storage Space.

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     IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

“Landlord”:

PLAYA VISTA – WATER’S EDGE, LLC, a Delaware limited liability company

By:	CA-Playa Vista Water’s Edge Limited Partnership, a Delaware limited partnership, its Co-Manager

	By:	EOM GP, L.L.C.,
a Delaware limited liability company, its general partner

		By:	Equity Office Management, L.L.C.,
a Delaware limited liability company, its non-member manager

By: /s/ Robert E. Dezzutti

Name: Robert E. Dezzutti
Title: Senior Vice President

By:	Maguire Partners – PV Investor Partnership, L.P., a California limited partnership, its Co-Manager

	By:	Maguire Partners – PV IP GP, LLC, a California limited liability company, its general partner

		By:	Maguire Partners SCS, Inc., a California corporation, its Manager

By: /s/ John A. Morales

Name: John A. Morales
Title: Senior Vice President

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“Tenant”:

ELECTRONIC ARTS INC., a Delaware corporation

By:	/s/ Lawrence F. Probst III

Its:	CHIEF EXECUTIVE OFFICER

By:

Its:

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EXHIBIT A

OUTLINE OF PREMISES

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EXHIBIT A-1

SITE PLAN

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EXHIBIT A-2

BUILDING 3 LOCATION LIMITATION

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EXHIBIT A-3

OUTLINE OF LANDLORD STAGING AREA

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EXHIBIT B

RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with the following Rules and Regulations.

     1.     Except for Tenant’s Secured Areas, Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord’s prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant.

     2.     Unless requested otherwise by Tenant, Landlord shall keep locked all entrance and exit doors of the Buildings at all times; provided, however, that Landlord shall provide Tenant with reasonable access to the Buildings and the Project parking facilities throughout the Lease Term. Tenant, its employees and agents must be sure that the doors to the Buildings are securely closed and locked when leaving the Premises. Any tenant, its employees, agents or any other persons entering or leaving the Buildings at any time when it is so locked, or any time when it is considered to be after the Business Hours for the subject Building, may be required to sign the Building register. Access to the Buildings may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the subject Building. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Buildings of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Buildings or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

     3.     Landlord shall have the right to reasonably prescribe the weight, size and position of all safes and other extraordinarily heavy property brought into the Buildings and also the reasonable manner of moving the same in and out of the Buildings, all to the extent reasonably necessary to avoid damage to the Buildings and/or the Project. Safes and other heavy objects shall, if considered necessary by Landlord to the extent reasonably necessary to avoid damage to the Buildings and/or the Project, stand on supports of such thickness as is reasonably necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Buildings, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant except to the extent covered by any insurance required to be maintained by Landlord under the Lease.

     4.     Any requests of Tenant shall be directed to the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

     5.     Intentionally deleted.

     6.     The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage

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resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

     7.     Tenant shall not overload the floor of the Premises.

     8.     Intentionally Deleted.

     9.     Except as otherwise expressly provided in the Lease, Tenant shall not use or keep in or on the Premises, the Buildings, or the Project any kerosene, gasoline or other inflammable or combustible fluid or material.

     10.     Intentionally Deleted.

     11.     Except as provided in the Lease, Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner unreasonably offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or unreasonably interfere in any way with other tenants or those having business therein.

     12.     Tenant shall not bring into or keep within the Project, the Buildings or the Premises any animals, except for seeing eye dogs accompanied by their masters or other dogs (but only to the extent any such other dogs are located in the Premises only) and in compliance with these Rules and Regulations and Applicable Laws, with Tenant acknowledging and agreeing that under no circumstances shall any such other dogs be allowed in any other areas of the Project (including the Common Areas) except for normal ingress and egress to the Building. Tenant acknowledges and agrees that any such other dogs shall be kept by Tenant in a manner consistent with Comparable Buildings such that the presence of such other dogs does not cause any objectionable odors or noises and if such objectionable odors and/or noises do occur then Tenant shall not be allowed to keep such dogs in the Premises. In the event Landlord incurs increased costs (including, but not limited to, increased janitorial, security and insurance costs) due to the presence of any such other dogs in the Project then Tenant shall pay to Landlord such increased costs within thirty (30) days of Landlord’s Notice thereof to Tenant.

     13.     Except as otherwise expressly provided in the Lease and except for any employee lunchrooms and/or cafeterias and/or outdoor barbecues that may be constructed by Tenant in the Premises pursuant to Article 8 of the Lease or the Tenant Work Letter, no cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     14.     Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

     15.     Intentionally deleted.

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     16.     Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Los Angeles, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall reasonably designate.

     17.     Tenant shall comply with all safety, fire protection and evacuation procedures and regulations reasonably established by Landlord or any governmental agency.

     18.     Except as provided in the Lease, no awnings or other projection shall be attached to the outside walls of the Buildings without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord.

     19.     Intentionally deleted.

Subject to Tenant’s prior written approval in accordance with the terms of the Lease, Landlord reserves the right to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s reasonable judgment may from time to time be reasonably necessary for the management, safety, care and cleanliness of the Premises, Buildings, the Common Areas and the Project, and for the preservation of good order therein. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises. Landlord agrees that the Rules and Regulations shall not be unreasonably modified or enforced in a manner which will materially interfere with the conduct of Tenant’s Permitted Use from the Premises or Tenant’s use of the Project parking facility, Field and/or Special Use Areas.

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EXHIBIT C

NOTICE OF LEASE TERM DATES

Date:

To:

Re:	Office Lease dated , 20 between , a (“Landlord”), and , a (“Tenant”) concerning Suite on floor(s) of the office building located at , , California.

Gentlemen:

     In accordance with the Office Lease (the “Lease”), we wish to advise you and/or confirm as follows:

     1.     The Lease Term commenced on                  for a term of                 ending on                 .

     2.     Rent commenced to accrue on                 , in the amount of               .

     3.     If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4.     Your rent checks should be made payable to                       at                    .

     Pursuant to the terms of Section 2.1.1 of your Lease, you are required to return an executed copy of this notice to Landlord within ten (10) business days following your receipt hereof, and thereafter the statements set forth herein shall be conclusive and binding upon you. Your failure

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to timely execute and return this notice shall constitute your acknowledgment that the statements included herein are true and correct, without exception.

PLAYA VISTA - WATER’S EDGE, LLC, a Delaware limited liability company

By:

Name:

Title:

Agreed to and Accepted as
of             , 20    .

“Tenant”:

ELECTRONIC ARTS INC.,
a Delaware corporation

By:

   Its:

By:

   Its:

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EXHIBIT D

TENANT WORK LETTER

PREAMBLE

     This Tenant Work Letter sets forth the terms and conditions relating to the construction of the Premises. In connection with the foregoing, Landlord and Tenant hereby acknowledge and agree that (i) the parties contemplate that all or portions of the Premises shall be constructed substantially at the same time, and (ii) except as specifically set forth in this Tenant Work Letter to the contrary, references to the “Premises” shall mean, collectively, all Tranches. This Tenant Work Letter is essentially organized chronologically and specifically addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of “this Lease” shall mean the relevant portions of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as Exhibit D, and all references in this Tenant Work Letter to Sections of this “Tenant Work Letter” shall mean the relevant portions of Sections 1 through 6 of this Tenant Work Letter. Except as defined to the contrary, all defined terms used in the Tenant Work Letter shall have the same meaning as the terms defined in the Lease.

ARTICLE 1
DELIVERY OF THE PREMISES AND BASE BUILDING;
ELEVATOR CONSTRUCTION

     1.1 Delivery. In accordance with the terms and conditions of this Lease, Landlord shall, at Landlord’s sole cost and expense, deliver the Premises and Base Building to Tenant. The “Base Building” shall consist of those items which exist in the Project as of the date of this Lease. The Base Building, Building Structure and Building Systems, shall, as of the Lease Commencement Date, be in good condition and working order, free of defects (which Landlord shall repair at Landlord’s expense and not as an Operating Expense in the Buildings and Project at any time discovered during the initial term of the Lease), and shall comply with applicable building codes and other governmental laws, ordinances and regulations which were enacted prior to the Lease Commencement Date and applicable to new construction for unoccupied space, whether or not then being enforced and disregarding variances and grandfathered/grandmothered rights (collectively, the “Code”) at Landlord’s sole cost, but only to the extent that Landlord’s failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy, or its equivalent, for the Premises (to the extent the Tenant Improvements in the Premises consist of typical general office improvements).

     1.2 Elevator Construction. Prior to the Tranche Commencement Date for Tranche 4, Landlord shall install, at Landlord’s sole cost and expense, an elevator cab in the existing empty elevator shaft in Building 2, which cab shall be reasonably consistent (as to finish work and systems and equipment) with the other elevator cabs servicing Building 2. Tenant acknowledges and agrees that all elevators will need to be shut down during such elevator installation and that Landlord shall have no liability as a result thereof. Landlord shall provide Tenant with reasonable prior notice of the elevator installation and shall use commercially reasonable efforts

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to schedule the installation of the elevator during times reasonably acceptable to Tenant. To the extent possible, Landlord shall install the elevator described herein after hours and otherwise in a manner which minimized material interference with the conduct of Tenant’s business.

     1.3 Loading Dock. Landlord shall, at Landlord’s sole cost and expense, construct a loading dock to service the Project a location mutually and reasonably agreed upon by Landlord and Tenant (provided that Landlord may relocate the same, at Landlord’s sole cost and expense, at such time, if applicable, as Building 3 is constructed, to a location mutually and reasonably agreed upon by Landlord and Tenant which does not materially interfere with the Field). Any such loading dock shall be constructed in accordance with plans and specifications to be prepared by Landlord.

     1.4 Temporary Power Poles. Landlord shall, at Landlord’s sole cost and expense, remove and/or, as necessary, relocate the existing temporary power poles located on the Field and the area in which the Surface Parking Lot shall be constructed. In the event that any of such poles must be relocated, Landlord and Tenant shall mutually and reasonably agreed upon the location to which the subject pole(s) must relocated.

     1.5 Surface Parking Lot. Landlord shall complete the Surface Parking Lot, subject to delay by “Force Majeure Delay”, on or before April 1, 2004, provided that if such Surface Parking Lot is not completed by January 1, 2004, Landlord, at its sole cost and expense, must temporarily enlarge the Playa Capital exclusive parking area to accommodate any “Playa Vista Visitor Center” parking.

ARTICLE 2
TENANT IMPROVEMENTS

     2.1 Tenant Improvement Allowance.

          2.1.1 In General. Tenant shall be entitled to (a) a one-time tenant improvement allowance (the “Tenant Improvement Allowance”) in the amount equal to the sum of (i) $46.00 per rentable square foot of Tranche 1 Part A, (ii) $1,115,035.00 for Tranche 1 Part B, (iii) $43.75 per rentable square foot of Tranche 2, (iv) $41.50 per rentable square foot of Tranche 3, (v) $37.00 per rentable square foot of Tranche 4, for the costs relating to the initial design and construction of Tenant’s improvements which are permanently affixed to the Premises (the “Tenant Improvements”), and (b) a one-time improvement allowance in the amount of $508,770.00 (the “Common Area Allowance”) for “Common Area Improvements,” as that term is defined in Section 2.1.2, below, all as more particularly described below; provided, however, that up to Three and 50/100 Dollars ($3.50) per rentable square foot of the Premises (excluding Phase IB) of the Tenant Improvement Allowance plus $250,000.00 for Phase IB may be used by Tenant for cabling, conduit, Tenant’s Exterior Signage and for fixtures, furniture and equipment installed in the Premises (collectively, the “Other Items”). The Tenant Improvement Allowance shall also include amounts, if any, due Tenant pursuant to the terms of Section 2.1.3 of the Lease.

          2.1.2 Use of Tenant Improvement Allowance; Common Area Improvements. Landlord agrees that Tenant may build out all or any portion of the Premises, spend all or any portion of the Tenant Improvement Allowance on any portion of the Premises and spend all or

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any portion of the Tenant Improvement Allowance well in advance of the applicable Tranche Rent Commencement Dates and such actions by Tenant shall not affect Landlord’s obligation to pay the Tenant Improvement Allowance as and when provided for herein. Tenant hereby agrees that, concurrently with the Tenant Improvements, Tenant shall construct a fence around the Project in accordance with specifications provided by Tenant and approved by Landlord (in Landlord’s reasonable discretion) (the “Fence”) and shall install the “Field Improvements” and certain other Common Area improvements (e.g., landscaping in the Common Areas) (collectively, the “Common Area Improvements”). The design and construction of the Common Area Improvements shall be made by Tenant subject to and in accordance with the terms of this Tenant Work Letter as if the same were Tenant Improvements, provided that in lieu of the Design Problem standard for Landlord’s approval which is applicable to the Tenant Improvements, Landlord’s consent to the Common Area Improvements shall not be unreasonably withheld, conditioned or delayed (provided that Landlord’s consent shall be deemed to be reasonably withheld to the extent a Design Problem exists). In connection with the foregoing, Landlord and Tenant hereby agree that all plans and specifications relating to the Common Area Improvements shall be subject to the approval of Landlord (which shall not be unreasonably withheld, conditioned or delayed, provided that Landlord’s consent shall be deemed to be reasonably withheld to the extent a Design Problem exists). For purposes of this Tenant Work Letter, the “Field Improvements” shall mean such improvements to the Field as may be reasonably agreed upon by Landlord and Tenant, which improvements may include, without limitation, a sand volleyball court, a soccer field, a basketball court, and the like. Subject to the terms of this Tenant Work Letter (including Landlord’s approval of applicable plans and specifications), Landlord hereby approves each of the foregoing specified items to be included on the Field. In no event shall any portion of the Tenant Improvement Allowance be available for the construction of the Common Area Improvements nor shall the Common Area Allowance be available for the construction of the Tenant Improvements.

          2.1.3 Tenant’s Offset Right. Notwithstanding anything to the contrary contained herein, in the event that the Tenant Improvement Allowance required to be paid by Landlord in accordance with the terms of this Tenant Work Letter or any portion thereof, is not timely paid when due (provided that all applicable conditions for the payment of any such amounts set forth herein have been fully satisfied), and such failure shall continue for twenty (20) business days following Landlord’s receipt of Tenant’s written notice thereof, then Tenant shall be entitled to deduct from Rent next payable by Tenant under the Lease the amount so paid by Tenant together with interest thereon, at the Interest Rate, during the period from and after the date Tenant accurately notifies Landlord that such amount should have been to Tenant through and including the earlier of (A) the date Landlord reimburses Tenant for such amount and (B) the date that Tenant deducts from Rent such amount; provided, however, if within such 20 business-day period Landlord notifies Tenant that Landlord disputes Tenant’s claim that Landlord failed to timely disburse any portion of the Tenant Improvement Allowance, then Tenant shall not be entitled to such offset, and the dispute shall be resolved pursuant to the arbitration provisions in Section 29.29 of the Lease. If the dispute is resolved in favor of Tenant in such arbitration proceeding, then Tenant shall be entitled to offset against the Rent payable under the Lease such undisbursed amount of the Tenant Improvement Allowance so paid by Tenant and which the arbitration panel determined should have been disbursed by Landlord, together with interest thereon, at the Interest Rate, from the date Landlord was obligated to pay such amount (based upon the date Tenant first accurately notified Landlord that such amount should have been paid

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to Tenant) through and including the earlier of (1) the date Landlord reimburses Tenant for such amount and (2) the date that Tenant deducts from Rent such amount.

     2.2 Disbursement of the Tenant Improvement Allowance by Landlord.

          2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively, the “Tenant Improvement Allowance Items”) and, except as otherwise specifically and expressly provided in this Tenant Work Letter, Landlord shall not deduct any other expenses from the Tenant Improvement Allowance. The Tenant Improvement Allowance Items shall consist of:

               2.2.1.1 Payment of the fees and costs of the “Architect,” project manager and the “Engineers,” as those terms are defined in Section 3.1 of this Tenant Work Letter, costs paid to Tenant’s consultants in connection with the design, construction and move into the Premises and all related design and construction costs, including the fees and costs of Tenant’s project management consultants, and in connection therewith, Tenant shall reimburse to Landlord Landlord’s actual, reasonable and documented costs incurred as a result of any unaffiliated, third party review reasonably and necessarily required by Landlord in order to approve the “Construction Drawings,” as that term is defined in Section 3.1 of this Tenant Work Letter, by deducting such costs from Tenant Improvement Allowance, provided that (i) notwithstanding the foregoing, to the extent Tenant retains Saiful Bouquet for the structural components of the Tenant Improvements, Tenant shall not be responsible for any third party review costs for structural components of the Tenant Improvements, (ii) Tenant shall have the right to approve (which approval shall not be unreasonably withheld, conditioned or delayed) the cost estimate with respect to any such third party review to the extent the same shall exceed $5,000.00, and (iii) the cost of any such third party review shall be reasonably competitively priced;

               2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

               2.2.1.3 The cost of (i) construction of the Tenant Improvements, including, without limitation, demolition, testing and inspection costs, trash removal costs, utility hook-up charges, hoist fees, parking fees, after-hours utilities usage and contractors’ fees and general conditions and (ii) the Other Items (subject to the limitations in Section 2.1 hereof);

               2.2.1.4 The cost of any changes in the Base Building on the floors of the Buildings on which the Premises is located, when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis);

               2.2.1.5 Sales and use taxes and Title 24 fees with respect to the Tenant Improvements;

               2.2.1.6 The cost of the design and construction of Tenant’s security system (if any) installed in the Premises pursuant to Section 6.1.6 of this Lease;

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               2.2.1.7 The “Coordination Fee,” as that term is defined in Section 4.2.2.1, below; and

               2.2.1.8 The cost of reinforcing the floors of the Buildings, if necessary, to accommodate the Tenant Improvements.

          2.2.2 Disbursement of Tenant Improvement Allowance. Prior to and during the construction of the Tenant Improvements, as the case may be, subject to the disbursement timing limitations set forth in Section 2.2.2.4 of this Tenant Work Letter with respect to the portion of the tenant improvement allowance relating to each Tranche, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows. Landlord acknowledges and agrees that Tenant may satisfy all conditions precedent to the disbursement of the Tenant Improvement Allowance with respect to each Tranche well in advance of the limitation dates set forth in Section 2.2.2.4 of this Tenant Work Letter , and in such event, those portions of the Tenant Improvement Allowance shall be paid to Tenant within thirty (30) days following the dates set forth in Section 2.2.2.4 of this Tenant Work Letter.

               2.2.2.1 Monthly Disbursements. On or before the first (1st) day of each month (a “Submittal Date”) during the period from the date hereof through the construction of the Tenant Improvements, Tenant shall deliver to Landlord: (i) a request for payment of the “Contractor,” as that term is defined in Section 4.1 of this Tenant Work Letter (or reimbursement to Tenant if Tenant has already paid the Contractor or other person or entity entitled to payment), approved by Tenant, in a form to be to be mutually and reasonably agreed upon by Landlord and Tenant, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the work projected to be completed by the end of the month; (ii) invoices from all of “Tenant’s Agents,” as that term is defined in Section 4.1.2 of this Tenant Work Letter, for labor rendered and materials delivered to the Premises (or stored therein or offsite or those items where deposits are standard in the industry) for the applicable payment period; (iii) executed conditional mechanic’s lien releases from all of Tenant’s Agents which shall substantially comply with the appropriate provisions of California Civil Code Section 3262(d), or unconditional releases (with respect to payments previously made); provided, however, that with respect to fees and expenses of the Architect, Engineers, or construction or project managers or other similar consultants, and/or any other pre-construction items for which the payment scheme set forth in items (i) through (iii), above of this Tenant Work Letter, is not applicable (collectively, the “Non-Contribution Items”), Tenant shall only be required to deliver to Landlord on or before the applicable Submittal Date, a reasonably particularized invoice evidencing the cost for the applicable Non-Contribution Items (unless Landlord has received a preliminary notice in connection with such costs in which event conditional lien releases must be submitted in connection with such costs); and (iv) all other information reasonably requested in good faith by Landlord. Tenant’s request for payment shall be deemed Tenant’s acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant’s payment request vis-à-vis Landlord. On or before the date occurring thirty (30) days after the Submittal Date, and assuming Landlord receives all of the information described in items (i) through (iv), above, subject to the limitations set forth in Section 2.2.2.4, below, Landlord shall deliver a check to Tenant made payable to Tenant or if Tenant elects, to the Contractor, subcontractor, architect, engineer or consultant designated by Tenant in payment

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of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above and (B) the balance of any remaining available portion of the Tenant Improvement Allowance. In the event that Landlord or Tenant identifies any material non-compliance with the “Approved Working Drawings,” as that term is defined in Section 3.4 below, or substandard work, Landlord or Tenant as appropriate shall be provided a detailed statement identifying such material non-compliance or substandard work by the party claiming the same, and if the work creates a “Design Problem,” as that term is defined in Section 8.1 of the Lease, Tenant shall cause such work to be corrected so that no Design Problem exists. Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request. If Tenant receives a check payable to anyone other than solely to Tenant for a monthly disbursement pursuant to this Section 2.2.2.1, Tenant may return such check to Landlord and receive a check made payable only to Tenant, if Tenant provides the releases and evidence required above to receive a check payable solely to Tenant.

               2.2.2.2 Final Payment. Subject to the provisions of this Tenant Work Letter (including, without limitation Section 2.2.2.4, below), a check for the Tranche 4 portion of the Tenant Improvement Allowance payable to Tenant shall be delivered by Landlord to Tenant, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (ii) Landlord has reasonably determined that no Design Problem exists, (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements then being constructed by Tenant in the Premises has been substantially completed, and (iv) Tenant delivers to Landlord a commercially reasonable “Closing Package,” as that term is defined below. The “Closing Package” shall consist of (a) an application and certificate for payment (AIA from G702-1992 or equivalent) signed by the Architect, (b) a breakdown sheet (AIA from 3703-1992 or equivalent), (c) original stamped building permit plans, (d) copy of the building permit, (e) original stamped building permit inspection card with all final sign-offs, (f) a reproducible copy (in a form as reasonably approved by Landlord) of the “as built” drawings of the Tenant Improvements, (g) air balance reports, (h) a one (1) year warranty letter from the “Contractor,” as that term is defined in Section 4.1.1, below, from the date of Substantial Completion and (i) manufacturers’ warranties and operating instructions.

               2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall, subject to the terms and provisions of this Lease, be deemed Landlord’s property upon the expiration or sooner termination of this Lease. To the extent that a dispute shall arise as to whether certain amounts of the Tenant Improvement Allowance are due and/or payable to Tenant, any amounts which are not the subject of such dispute, shall be disbursed by Landlord, subject to the terms of this Tenant Work Letter.

               2.2.2.4 Limitations On Landlord’s Obligation to Disburse Tenant Improvement Allowance. Notwithstanding anything contained in this Tenant Work Letter to the contrary, Landlord shall have no obligation to disburse any portion of the Tenant Improvement

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Allowance applicable to each Tranche of the Premises until the date which is three (3) months prior to the Tranche Rent Commencement Date applicable to the subject Tranche (and any such disbursement shall be subject to the terms of this Tenant Work Letter), provided that the Supplemental TI Allowance due for any particular Tranche, if any, shall (subject to the terms of this Tenant Work Letter) be disbursed at any time following Tenant’s payment of the Early Rent applicable to the subject Tranche. Notwithstanding anything in this Tenant Work Letter (including, without limitation this Section 2.2.2.4), in no event shall Landlord have any obligation to disburse any portion of the Tenant Improvement Allowance applicable to Tranche 4 prior to the date which is the later to occur of (i) the expiration of all statutory lien periods with respect to the Tenant Improvements, and (ii) the date Tenant pays the first installment of Base Rent applicable to Tranche 4.

               2.2.2.5 Common Area Allowance. Except as otherwise set forth in this Tenant Work Letter to the contrary, the Common Area Allowance shall be disbursed in the same manner as, and upon all of the terms applicable to, the Tenant Improvement Allowance as set forth herein, provided that the Common Area Allowance shall not be subject to the timing limitations set forth in Section 2.2.2.4, above.

               2.2.2.6 Fence Allowance. Landlord and Tenant hereby acknowledge and agree that (i) $300,000.00 (the “Fence Allowance”) of the Common Area Allowance has been allocated by the parties to the Fence, and (ii) in the event that fifty percent (50%) of the cost of the Fence shall be less than the Fence Allowance, then 25% of such unused Fence Allowance shall revert to Landlord (and Tenant shall have no further rights with respect thereto), and the remaining 75% of such unused Fence Allowance may be utilized by Tenant in accordance with the terms of this Tenant Work Letter for other Common Area Improvements.

ARTICLE 3
CONSTRUCTION DRAWINGS

     3.1 Selection of Architect/Construction Drawings. Tenant shall retain a space planner approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed (the “Architect”), to prepare the “Construction Drawings,” as that term is defined, below. Landlord hereby approves HLW International, LLP as the Architect. Tenant shall retain engineering consultants reasonably approved by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises. The following Engineers, if selected by Tenant, are hereby pre-approved by Landlord: Syska & Hennessey Associates, Inc. (mechanical/electrical/plumbing); Saiful Bouquit (structural). The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Drawings.” All Construction Drawings shall be consistent with the Base Building, Building Structure and Building Systems and shall be in a drawing format reasonably acceptable to Landlord. Landlord’s review of the Construction Drawings as set forth in this Section 3 shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers,

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and consultants, Landlord shall have no liability whatsoever in connection therewith, except to the extent that Landlord has specifically requested a modification to the Construction Drawings as a condition to Landlord’s approval of the Construction Drawings, and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth in Section 10.1 of this Lease shall specifically apply to the Construction Drawings. Furthermore, Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building drawings, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith, except to the extent that verification cannot be accomplished by visual inspection made with reasonable diligence (which visual inspection shall not include the penetration of a wall, ceiling or floor), in which case Landlord shall be responsible for any increased reasonable design and construction cost as well as construction delays (subject to the terms of Section 5 of this Tenant Work Letter) incurred by Tenant as a result of such condition. Each time Landlord is granted the right to review, consent or approve the Construction Drawings (collectively, “Consent”), such Consent shall be granted unless a Design Problem exists; provided, however, that Landlord shall, in all cases involving a Design Problem, not unreasonably withhold such consent.

     3.2 Final Space Plan. Tenant and the Architect shall have the right, but not the obligation, to prepare a final space plan for the Tenant Improvements (the “Final Space Plan”). In the event that Tenant shall prepare a Final Space Plan, Tenant shall deliver the Final Space Plan to Landlord for Landlord’s approval; provided, however, Landlord agrees that Tenant may submit the Final Space Plan and any other Construction Drawings on a piece-by-piece basis and in the event of any such partial submittals, Article 3 shall apply to such partial submittals as if Tenant had submitted the Final Space Plan and/or Construction Drawings for the entire Building Premises. The Final Space Plan shall show all corridors, internal and external offices and partitions, paths of travel, and exiting. Landlord shall, within five (5) business days after Landlord’s receipt of the Final Space Plan (i) approve the Final Space Plan, (ii) approve the Final Space Plan subject to specified conditions (which shall be limited to conditions required to eliminate a Design Problem and must be stated in a reasonably clear manner) to be complied with (which shall be limited to conditions required to eliminate a Design Problem) when the Final Working Drawings are submitted by Tenant to Landlord, or (iii) disapprove the Final Space Plan for a Design Problem and return the same to Tenant with requested revisions; provided, however, that Landlord shall only disapprove the Final Space Plan if the Tenant Improvements as shown on the Final Space Plan has a Design Problem. If Landlord disapproves the Final Space Plan, Tenant may resubmit the Final Space Plan to Landlord at any time, and Landlord shall approve or disapprove of the resubmitted Final Space Plan, based upon the criteria set forth in this Section 3.2, within three (3) business days after Landlord receives such resubmitted Final Space Plan. Such procedures shall be repeated until the Final Space Plan is approved. Landlord’s failure to timely respond to Tenant within any applicable response period referenced herein shall be deemed Landlord’s approval of the Final Space Plan.

     3.3 Completion of Construction Drawings. Tenant, the Architect and the Engineers shall complete the Construction Drawings for the Premises in a form which is sufficient to obtain applicable permits and shall submit the Construction Drawings to Landlord for Landlord’s approval. The Construction Drawings may be submitted in one or more stages at one or more times, provided that Tenant ultimately supplies Landlord with four (4) completed copies signed

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by Tenant of such Construction Drawings for the Tenant Improvements. Landlord shall, within ten (10) days after Landlord’s receipt of all of the Construction Drawings, either (i) approve the Construction Drawings, (ii) approve the Construction Drawings subject to specified conditions which must be stated in a reasonably clear and complete manner to be satisfied by Tenant prior to obtaining permits as set forth in Section 3.4, below of this Tenant Work Letter, to the extent the Construction Drawings contain a Design Problem, or (iii) disapprove and return the Construction Drawings to Tenant with requested revisions to the extent the Construction Drawings contain a Design Problem. If Landlord disapproves the Construction Drawings, Tenant may resubmit the Construction Drawings to Landlord at any time, and Landlord shall approve or disapprove the resubmitted Construction Drawings, based upon the criteria set forth in this Section 3.3, within two (2) business days after Landlord receives such resubmitted Construction Drawings. Such procedure shall be repeated until the Construction Drawings are approved. Landlord’s failure to timely respond to Tenant within any applicable response period referenced herein shall be deemed Landlord’s approval of the Construction Drawings.

     3.4 Approved Construction Drawings. The Construction Drawings shall be approved by Landlord (the “Approved Construction Drawings”) prior to the commencement of construction of the Premises by Tenant in one or more stages. In the event that Tenant shall submit the Construction Drawings to Landlord in more than one stage, Landlord shall be entitled to approve a stage and to subsequently disapprove of such stage, provided that a Design Problem is found to exist which is evident only following Landlord’s review of subsequent drawings and was not reasonably ascertainable prior to that time. Tenant shall cause to be obtained all applicable building permits required in connection with the construction of the Tenant Improvements (“Permits”); provided, however, that Tenant shall be entitled to pull permits for construction on a piece-by-piece basis. Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any Permits or certificate of occupancy for the Premises and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord shall cooperate with Tenant in performing ministerial acts reasonably necessary to enable Tenant to obtain any such Permits or certificate of occupancy.

     3.5 Change Orders. In the event Tenant desires to materially change the Approved Construction Drawings and such change could cause a Design Problem, Tenant shall deliver notice (the “Drawing Change Notice”) of the same to Landlord, setting forth in detail the changes (the “Tenant Change”) Tenant desires to make to the Approved Construction Drawings. Landlord shall, within three (3) business days of receipt of a Drawing Change Notice related to a Tenant Change affecting the Base Building, and within two (2) business days of receipt of the Drawing Change Notice related to a Tenant Change which does not affect the Base Building, either (i) approve the Tenant Change, or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in reasonably sufficient detail the reasons for Landlord’s disapproval; provided, however, that Landlord may only disapprove of the Tenant Change if the Tenant Change contains a Design Problem. Any additional costs which arise in connection with such Tenant Change shall be paid by Tenant; provided, however, that to the extent the Tenant Improvement Allowance has not been disbursed, such payment shall be made out of the Tenant Improvement Allowance subject to the terms of this Tenant Work Letter and the terms of Section 1.2 of the Lease.

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ARTICLE 4
CONSTRUCTION OF THE TENANT IMPROVEMENTS

     4.1 Tenant’s Selection of Contractors.

          4.1.1 The Contractor. Tenant shall select and retain a licensed general contractor (the “Contractor”) reasonably approved by Landlord. Landlord hereby pre-approves Matt Construction and, subject to the conditions previously communicated to Techtonics Construction (“Techtonics”), Techtonics, as the Contractor if either of such entities are selected by Tenant.

          4.1.2 Tenant’s Agents. Tenant shall cause the construction of the Tenant Improvements. All subcontractors used by Tenant (such subcontractors, as well as engineers, project manager, broker, architect, Tenant’s employees engaged in the review of the design and construction of the Tenant Improvements, laborers, materialmen, and suppliers, and the Contractor shall hereafter be known collectively as “Tenant’s Agents”) must, to the extent any such Tenant’s Agents are working on-site at the Project, be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed and shall be granted or denied within three (3) business days of Tenant’s Notice to Landlord requesting Landlord’s approval of the same. Sares-Regis or Lowe Enterprises, if selected by Tenant, is hereby approved as Tenant’s project manager. The Contractor and the Contractor’s subcontractors (collectively “Tenant’s Contractors”) and their respective workers shall conduct their activities in and around the Premises, Buildings and Project in a harmonious relationship with all other subcontractors, laborers, materialmen and suppliers at the Premises, Buildings and Project. Tenant shall be required to cause all work which may be completed by the carpenters’ union (e.g., drywall, acoustic ceiling, millwork) to be completed by union labor. Subject to the foregoing requirements, Tenant shall not be required to employ union labor.

     4.2 Construction of Tenant Improvements by Tenant’s Agents.

          4.2.1 Construction Contract. Prior to Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall submit the Contract to Landlord for its records.

          4.2.2 Tenant’s Agents.

               4.2.2.1 Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. Tenant’s and Tenant’s Agent’s construction of the Tenant Improvements shall comply with the following (i) the Tenant Improvements shall be constructed in material conformance with the Approved Construction Drawings, subject to Tenant’s right to make changes to the same in accordance with, and subject to, this Tenant Work Letter; (ii) Tenant and Tenant’s Agents shall use commercially reasonable efforts (in accordance with industry custom and practice) not to interfere with, obstruct, or delay, any other work in the Project and Landlord’s contractors and subcontractors shall use commercially reasonable efforts (in accordance with industry custom and practice) not to interfere with, obstruct or delay the work of Tenant’s Agents with respect to the Tenant Improvements; and (iii) Tenant shall abide by all reasonable rules made by Landlord with respect to any matter, within reason, in connection with

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this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements; provided that such rules and regulations are consistent with the practices of landlords of Comparable Buildings. Tenant shall pay logistical coordinate fee to Landlord (the “Coordination Fee”) in amount equal to $50,000.00 for services relating to the coordination of construction of the Tenant Improvements.

               4.2.2.1 [Intentionally Omitted]

               4.2.2.3 Indemnity. Tenant’s indemnity of Landlord and Landlord’s indemnity of Tenant as set forth, qualified and conditioned in Section 10.1 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents or any act or omission of Landlord and Landlord’s agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s or Landlord’s (as the case may be) non-payment of any amount required to be paid by such party hereunder and/or Tenant’s or Landlord’s disapproval of all or any portion of any request for payment.

               4.2.2.4 Requirements of Tenant’s Contractors. Each of Tenant’s Contractors shall guarantee or warrant to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of Substantial Completion of the Tenant Improvements. Each of such Tenant’s Contractors performing actual construction work shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the Substantial Completion of the work performed by such Contractor or subcontractors. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Buildings and/or Common Areas of the Buildings that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either; provided that Landlord shall only enforce such guarantee or warranty if Tenant fails to do so in a reasonable time following notice thereof from Landlord. Tenant covenants to use commercially reasonable efforts to give to Landlord any assignment or other assurances which may be reasonably necessary to effect such right of direct enforcement.

               4.2.2.5 Insurance Requirements.

                           4.2.2.5.1 General Coverages. All of Tenant’s Agents shall carry worker’s compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 10 of this Lease (provided that the limits of liability to be carried by Tenant’s Agents and Contractor, shall be in an amount and with companies which are customary for such respective Tenant’s Agents employed by tenants constructing improvements in the buildings comparable to any in the

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vicinity of the Buildings), and the policies therefor shall insure Landlord and Tenant, as their interests may appear, as well as the Contractor and subcontractors.

                           4.2.2.5.2 Special Coverages. Tenant or Contractor shall carry “Builder’s All Risk” insurance, in an amount not more than the amount of the Contract, covering the construction of the Tenant Improvements, and such other insurance as Landlord may reasonably require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord, and are generally required by landlords of Comparable Buildings.

                           4.2.2.5.3 General Terms. Certificates for all insurance carried pursuant to this Section 4.2.2.5 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements (or applicable portion thereof) and before the Contractor’s equipment is moved onto the Project. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Substantial Completion of the Tenant Improvements, except for any “Products” and “Completed Operation Coverage” insurance required by Landlord, which is to be maintained for the term of the policy period following Substantial Completion of the Tenant Improvements. All such insurance relating to property, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.3 of this Tenant Work Letter and Tenant’s rights with respect to the waiver of subrogation.

          4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) applicable building codes and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer’s specifications, but none of the foregoing requirements shall restrict or limit Landlord’s obligation to deliver the Base Building to Tenant pursuant to Section 1 of this Tenant Work Letter.

          4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all reasonable times; provided, however, that Landlord’s failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Improvements constitute Landlord’s approval of the same. In the event that Landlord should discover a Design Problem during an inspection, Landlord shall, as soon as reasonably possible, notify Tenant in writing of such

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inspection of such disapproval and shall specify in reasonably sufficient detail the items disapproved. Any material defects or deviations in, and/or disapprovals in accordance herewith (because of the existence of a Design Problem) by Landlord of, the Tenant Improvements shall be rectified by Tenant at Tenant’s expense and at no additional expense to Landlord, provided however, that in the event Landlord determines that a material defect or deviation exists or reasonably disapproves of any matter in connection with any portion of the Tenant Improvements because of a Design Problem, Landlord may, following notice to Tenant and a reasonable period of time for Tenant to cure (which period shall in no event be less than ten (10) business days), take such action as Landlord deems reasonably necessary to correct the Design Problem, at Tenant’s expense, and at no additional expense to Landlord, and without incurring any liability on Landlord’s part, to correct any such Design Problem, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the Design Problem is corrected to Landlord’s reasonable satisfaction.

          4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant shall hold regular meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at the Project or another location in West Los Angeles or Santa Monica (including Tenant’s current location in Bel-Air), and, for at least one (1) meeting a month, Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, a meeting to review the Tenant Improvement Allowance draw package and the Tenant Improvement design and/or construction status, and, upon Landlord’s request, certain of Tenant’s Agents shall attend such meetings. Upon request by Landlord, Tenant shall supply Landlord with the date, time and location of any particular meeting relating to the construction of the Tenant Improvements and Landlord shall have the right to attend such meetings.

     4.3 Notice of Completion; Copy of Updated Approved Construction Drawings. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall prepare a Notice of Completion, which Landlord shall promptly execute if factually correct, and Tenant shall cause such Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. In the event Tenant fails to so record the Notice of Completion as required pursuant to this Section 4.3, then such failure shall not, in and of itself, constitute a default hereunder but Tenant shall indemnify, defend, protect and hold harmless Landlord and the Landlord Parties from any and all loss, cost, damage, expense and liability (including, without limitation, court costs and reasonable attorneys’ fees) in connection with such failure by Tenant to so record the Notice of Completion as required hereunder. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Contractor (A) to update the Approved Construction Drawings as to the mechanical drawing portion thereof, and to provide field-grade mark-ups of the remaining portion of the Approved Construction Drawings, in all cases only as necessary to reflect all changes made to the Approved Construction Drawings during the course of construction, (B) to certify to the actual knowledge of Contractor that such updated Approved Construction Drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of sepias or electronic format of such updated Approved Construction Drawings, together with any

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permits or similar documents issued by governmental agencies in connection with the construction of the Tenant Improvements, within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises in Tenant’s possession.

ARTICLE 5
DELAY OF LEASE COMMENCEMENT DATE

     5.1 Lease Commencement Date Delays. The Lease Commencement Date shall occur as provided in Section 2.1.1 of this Lease and each Tranche Rent Commencement Date shall occur as set forth in Section 2.1.1 of the Lease, provided that the Lease Commencement Date and any Tranche Rent Commencement Date shall be extended by the number of days of delay of the Substantial Completion of the Tenant Improvements in the subject Tranche and/or Tenant’s move into the subject Tranche when desired by Tenant to the extent caused by a “Commencement Date Delay,” as that term is defined below. As used herein, the term “Commencement Date Delay” shall mean only a “Force Majeure Delay” or a “Landlord Caused Delay,” as those terms are defined below in this Section 5.1 of this Tenant Work Letter. As used herein, the term “Force Majeure Delay” shall mean only an actual delay resulting from fire, wind, damage or destruction to the Buildings, explosion, casualty, flood, hurricane, tornado, the elements, acts of God or the public enemy, strikes, sabotage, war, invasion, insurrection, rebellion, civil unrest, riots, or earthquakes, failure of utilities, inability to secure labor or materials or reasonable substitutions therefor or inability to secure permits and governmental inspections beyond the time period that would normally be required to secure such permits and inspections on an objective basis by any other person or entity constructing improvements comparable to the Tenant Improvements. As used in this Tenant Work Letter, “Landlord Caused Delay” shall mean actual delays to the extent resulting from the acts or omissions of Landlord Parties, including without limitation, the (i) except to the extent Landlord’s approval under this Tenant Work Letter is deemed granted pursuant to the terms of this Tenant Work Letter, failure of Landlord to timely approve or disapprove any Construction Drawings or Change Orders or any other items within time periods set forth in this Tenant Work Letter or this Lease, as applicable, or otherwise within a reasonable period of time; (ii) material and unreasonable interference by Landlord, its agents or Landlord Parties (except as otherwise allowed under this Tenant Work Letter) with the Substantial Completion of the Tenant Improvements and which objectively preclude or delay the construction of general office use tenant improvements in the Buildings or any portion thereof, which interference relates to access by Tenant, or Tenant’s Agents to the Buildings or any Building’s facilities (including loading docks and freight elevators) or service and utilities (including temporary power and parking areas as provided herein) during normal construction hours, or the use thereof during normal construction hours, (iii) any delay in the funding of the Tenant Improvement Allowance by Landlord, (iv) a material breach by Landlord of a provision of this Tenant Work Letter or as specifically provided in Section 6.8 or 6.11 of this Tenant Work Letter (v) Landlord’s failure to maintain a temporary or permanent certificate of occupancy for the Building by the date of execution of this Lease, and (vi) the failure of Landlord to deliver the Base Building in substantially the condition required.

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     5.2 Determination of Lease Commencement Date Delay. If Tenant contends that a Landlord Caused Delay has occurred, Tenant shall notify Landlord in writing of the event which constitutes such Landlord Caused Delay. If such actions, inaction or circumstance described in the notice (the “Delay Notice”) are not cured by Landlord within one (1) business day of Landlord’s receipt of the Delay Notice and if such action, inaction or circumstance otherwise qualify as a Landlord Caused Delay, then a Landlord Caused Delay shall be deemed to have occurred commencing as of the date of Landlord’s receipt of the Delay Notice and ending as of the date such delay ends.

     5.3 Definition of Substantial Completion of the Tenant Improvements. For purposes of this Section 5, “Substantial Completion” of the Tenant Improvements shall mean the issuance of a temporary certificate of occupancy for the subject space and completion of construction of the Tenant Improvements in the subject space pursuant to the Approved Construction Drawings, including any furniture, fixtures, work stations, built-in furniture or equipment necessary to obtain a temporary certificate of occupancy, with the exception of any punch list items, any furniture, fixtures, work stations, built-in furniture or equipment not required to obtain a temporary certificate of occupancy (even if the same requires installation or electrification by Tenant’s Agents) and any tenant improvement finish items and materials which are selected by Tenant but which are not available within a reasonable time (given the Lease Commencement Date).

ARTICLE 6
MISCELLANEOUS

     6.1 Tenant’s Representative. Tenant has designated Mr. Randy Gustafson as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.2 Landlord’s Representative. Landlord has designated Mr. Jonathan Hartz as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references in this Tenant Work Letter to a “number of days” shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

     6.4 Tenant’s Lease Default. Notwithstanding any terms and conditions to the contrary contained in this Lease, if a Default as described in Article 19 of this Lease or a material default by Tenant under this Tenant Work Letter beyond the applicable notice and cure period set forth in Article 19 of the Lease has occurred at any time on or before the Substantial Completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold disbursement of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to

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cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements caused by such work stoppage), and (ii) all other obligations of Landlord under the terms and conditions of this Tenant Work Letter shall be suspended until such time as such Default is cured pursuant to the terms and conditions of the Lease (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements caused by such inaction by Landlord), provided, however, that notwithstanding any other provisions of this Lease, if a Default by Tenant is cured, forgiven or waived, Landlord’s suspended obligations shall be fully reinstated and resumed, effective immediately.

     6.5 Bonding. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall not be required to obtain or provide any completion or performance bond in connection with any Tenant Improvement work performed by or on behalf of Tenant.

     6.6 No Miscellaneous Charges. Neither Tenant nor Tenant’s Agents shall be charged for the use of parking, electricity, water, security, toilet facilities, HVAC (during Building Hours, except Holidays), loading docks and/or the freight elevator during the construction of the Tenant Improvements and Tenant’s move into the Premises prior to the Lease Commencement Date. Subject to terms of this Tenant Work Letter, the foregoing items (including reasonable parking accommodations (with key cards)) shall be made reasonably available to the Contractor, Architect, consultants and the subcontractors during the construction period. In addition, the HVAC systems for the Premises shall be run when Tenant is moving into the Premises.

     6.7 Clean-Up Expenses. Landlord shall clean the Premises prior to Tenant’s move into the Premises, including the washing of all exterior windows. The costs of any cleaning to be provided by Landlord pursuant to this Section 6.7 shall not be included in Operating Expenses for the Building.

     6.8 Codes. In the event that the Base Building does not comply with Code as required by, and subject to, the terms of Section 1 of this Tenant Work Letter, and therefore Tenant incurs increased design or construction costs that it would not have incurred but for such non-compliance with Code, then such costs shall be reimbursed by Landlord to Tenant within ten (10) business days after receipt by Landlord from Tenant of a reasonably particularized invoice documenting and evidencing such increased costs and any delays encountered by Tenant in the design or construction of the Tenant Improvements as a result of such non-compliance shall be subject to Section 5.1 above of this Tenant Work Letter in order to determine if such delay is a Landlord Caused Delay.

     6.9 Move-In Priority. Provided that Tenant has provided Landlord with at least two (2) weeks’ prior written notice of Tenant’s move into the Buildings, Tenant shall have the exclusive right to use the passenger and freight elevators during the weekend that it moves into the Buildings, but only to the extent such exclusive use is necessary for Tenant to complete its move into the Buildings over one (1) weekend in an orderly and efficient manner.

     6.10 Staging Area. During the period prior to the Lease Commencement Date, Tenant shall have the right, without the obligation to pay Rent, to use empty space in the Project’s parking facilities for the purposes of storing and staging its furniture and equipment only. With

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respect to this free storage space (if any), Tenant shall be responsible for providing all insurance and for providing any necessary fencing or other protective facilities. Tenant shall hold Landlord harmless and shall indemnify Landlord from and against any and all loss, liability or cost arising out of or in connection with use of such storage space by Tenant.

     6.11 Hazardous Materials Costs. Subject to the terms of Section 29.25.6 of the Lease, Landlord agrees to bear any increased costs in the design or construction of the Tenant Improvements directly resulting from any Hazardous Materials in the Project (provided such Hazardous Materials are not introduced by Tenant) and shall reimburse to Tenant, any additional, actual, documented and reasonable hard costs incurred by Tenant as a result of the presence of Hazardous Materials in the Project (provided such Hazardous Materials are not introduced by Tenant) prior to the date Tenant constructs the Tenant Improvements and any delays encountered by Tenant in the design or Substantial Completion of the Tenant Improvements as a result of the presence of such Hazardous Materials shall be subject to Section 5.1 above in this Tenant Work Letter in order to determine if any such delays constitute a Landlord Caused Delay.

     6.12 Miscellaneous. Landlord shall provide Tenant with adequate space at the Project at a mutually agreeable location for the placement of a commercially reasonable sized construction trailer.

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EXHIBIT E

FORM OF TENANT’S ESTOPPEL CERTIFICATE

     The undersigned as Tenant under that certain Office Lease (the “Lease”) made and entered into as of           , 2003 by and between            as Landlord, and the undersigned as Tenant, for Premises on the            floor(s) of the office building located at           , Los Angeles, California           , certifies as follows:

     1.     Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

     2.     The undersigned currently occupies the Premises described in the Lease.

     3.     The Lease Term commenced on      , and the Lease Term expires on      .

     4.     Base Rent became payable on           .

     5.     The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

     6.     Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

     7.     All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through           . The current monthly installment of Base Rent is $          .

     8.     To Tenant’s actual knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

     9.     No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

     10.     To Tenant’s actual knowledge, as of the date hereof, there are no existing defenses or offsets that the undersigned has against Landlord nor have any events occurred that with the

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passage of time or the giving of notice, or both, would constitute a default on the part of Landlord under the Lease.

     11.     The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee, or a prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making of such loan or acquisition of such property.

     12.     Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate.

     Executed at                on the       day of           , 20     .

“Tenant”:	,

a

By:

Its:

By:

Its:

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EXHIBIT F

PRE-APPROVED SIGNAGE LOCATIONS

ELECTRONIC ARTS
ELECTRONIC ARTS
ELECTRONIC ARTS
ELECTRONIC ARTS
NORTH

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EXHIBIT G

FORM OF TELECOMMUNICATION AGREEMENT

     This Telecommunication Agreement (this “Agreement”) is entered into as           of           by and between Playa Vista – Water’s Edge, LLC, a Delaware limited liability company (“Landlord”), and Electronic Arts Inc., a Delaware corporation (“Tenant”).

R E C I T A L S :

     This Agreement is made with regard to the following facts:

     A.     Landlord and Tenant entered into that certain Office Lease dated           (the “Lease”), under which Tenant leases approximately       rentable square feet of office space commonly known as Suite           (the “Premises”) in that certain office building located at      , California (the “Building”).

     B.     In connection with the Lease, Tenant desires to use an additional area located on the roof area of the Building for the purpose of constructing, installing, operating, repairing, replacing (subject to Section 3 of this Agreement) and maintaining a [INSERT APPROPRIATE EQUIPMENT] microwave, radio, satellite and other telecommunications equipment as set forth on Schedule 1, attached hereto (individually, a “Transmission Device”, and collectively, the “Transmission Devices”), and an additional area within the Building’s riser system for the telecommunications conduits, devices, fiber optics and electrical, coaxial, and other connections (collectively, the “Connections”) necessary to connect the Transmission Devices to the Premises. The Transmission Devices and Connections are sometimes referred to in this Agreement collectively as the “Telecommunication Devices”. Landlord has agreed to permit Tenant to use those areas and to construct, install, operate, repair, replace, and maintain the Telecommunication Devices at Tenant’s sole cost and expense.

A G R E E M E N T :

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.     License of Transmission Devices Area.

          1.1 Designation Notice; Transmission Devices Area. Within thirty (30) days after prior notice from Tenant to Landlord (the “Designation Notice”), Landlord and Tenant shall mutually agree on areas on the roof of the Building (the “Roof Location”) that Tenant may use for the purpose of constructing, installing, operating, repairing, replacing (subject to Section 3 of this Agreement) and maintaining the Transmission Devices (collectively, the “Transmission Devices Area”). For purposes of this Agreement, the Building riser system

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as used by Tenant for the Connections shall also be referred to as a part of the Transmission Devices Area.

          1.2 Notice of Exercise. Tenant may exercise its right to use that Transmission Devices Area by written notice delivered to Landlord (the “Notice of Exercise”) at any time after the delivery of the Designation Notice. The terms of this Agreement shall be effective upon the date of this Agreement and shall continue in effect until the expiration or earlier termination of this Agreement as set forth in Section 1.3, below, or the failure of Tenant to timely deliver a Notice of Exercise.

          1.3 License to use the Transmission Devices Area; Exclusive Use. Five (5) business days following the delivery of the Notice of Exercise, Tenant’s license to use the Transmission Devices Area to construct, install, operate, repair, replace (subject to Section 3 of this Agreement) and maintain the Telecommunication Devices shall commence and shall continue until the earlier of (i) the expiration or earlier termination of the Lease, (ii) any termination of this Agreement required by law, governmental authority or quasi-governmental authority, or (iii) the effective date set forth in a written notice from Tenant to Landlord electing to terminate this Agreement. Subject to the rights of Landlord to maintain, operate and repair the Building, Tenant shall have the exclusive right to use the Roof Location. Landlord shall, upon reasonable prior Notice to Tenant, have the right to use and to grant to third parties, the right to use, the Building riser system, and portions of the roof of the Building (subject to the terms of the Lease), other than the Roof Location for Telecommunication Devices only so long as any such use of the other portions of the roof shall not unreasonably interfere with Tenant’s Telecommunication Devices.

          1.4 Access to Telecommunication Devices. During the term of this Agreement, Tenant, its agents, employees and contractors, will have the unlimited right of access to the Transmission Devices, the Transmission Devices Area, and the Connections. In the event that the Connections are only accessible through space in the Building leased to other tenants, Tenant may access such Connections only (i) after giving Landlord at least three (3) business days’ prior written notice, (ii) if such access is reasonably necessary, and (iii) if accompanied by an agent of Landlord. In the event of an emergency, Tenant shall notify Landlord of such emergency and, thereafter, Landlord shall use its commercially reasonable efforts to respond more quickly than as set forth in this Section 1.4 to the access needs of Tenant.

          1.5 Ownership and Removal of Telecommunication Devices. The Telecommunication Devices shall at all times remain the property of Tenant. Tenant shall have the right to remove the Telecommunication Devices, or any part thereof, at any reasonable time upon at least thirty (30) days’ prior written notice to Landlord; provided that in the event of an emergency, Landlord shall use its commercially reasonable efforts to allow Tenant to remove such Telecommunication Devices upon less notice. On or before the expiration or earlier termination of this Agreement, Tenant will remove, at its own cost and expense, the Telecommunication Devices and all related facilities in the Transmission Devices Area (specifically including, but not limited to, (i) any fencing and barriers securing the Telecommunication Devices, and (ii) any Connections installed by or on behalf of Tenant in the Building riser system), and return the Transmission Devices Area (specifically including, but not limited to, the Building riser system) to its condition existing prior to Tenant’s installation of the

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Telecommunication Devices. If Tenant fails to complete such removal or fails to repair any damage caused by such removal within ten (10) days after the expiration or sooner termination of the Lease, Landlord may complete such removal and repair such damage and charge the cost thereof to Tenant, which amounts shall be payable by Tenant within thirty (30) days after Notice thereof from Landlord to Tenant.

     2.     Costs. Tenant shall not be obligated to pay any rent for the Roof Location and Transmission Devised Area; provided, however, that Tenant shall pay, as Additional Rent, all costs incurred by Landlord or Tenant for Tenant’s use of Building utilities in connection with the Telecommunication Device (including the cost of any separate metering requested by Landlord to the extent applicable), including, without limitation, any electricity, water, gas, or heating, ventilation or air conditioning (if any). In addition, Tenant shall directly pay for all costs in connection with the construction, installation, operation, maintenance, repair, replacement, and insurance of the Telecommunication Devices, Roof Location and the Transmission Devices Area.

     3.     Installation, Maintenance and Operation of Telecommunication Devices.

          3.1 Approvals and Permits. During the term of this Agreement and subject to the terms of Section 3.2, below, Tenant may install and operate the Telecommunication Devices in the Transmission Devices Area, in the particular locations as indicated on Schedule 2 for the particular Telecommunication Devices, provided that: (a) Tenant has obtained Landlord’s prior written approval, which approval shall be in Landlord’s reasonable discretion, of the plans and specifications for the Telecommunication Devices and all working drawings for the installation of the Telecommunication Devices, (b) Tenant has obtained all required permits and governmental or quasi-governmental approvals (including satisfying any applicable Federal Communications Commission and Federal Aviation Administration requirements) to install and operate the Telecommunication Devices, and (c) Tenant complies with all applicable governmental and quasi-governmental laws, regulations and building codes in connection with the Transmission Devices Area and the Telecommunication Devices. Landlord shall have the right to reasonably condition its approval of any Telecommunication Devices proposed to be installed by Tenant on Tenant, among other things, erecting fencing or other barriers to secure such devices. With regard to Tenant obtaining all required permits and approvals set forth in Section 3.1(b) above, Landlord shall reasonably cooperate, at Tenant’s sole cost, with Tenant; provided, however, that Landlord shall not be responsible for any such approvals. Once Landlord has given its requisite approval, Tenant may not materially alter or modify the working drawings, or the actual installation of the Telecommunication Devices without Landlord’s prior written consent, which consent shall be granted or withheld in Landlord’s reasonable discretion.

          3.2 Compatibility with Building Systems and Operations. All Telecommunication Devices shall be compatible with the Building systems and equipment and shall not impair window washing or the use of chiller units, the cooling tower, the emergency generator, elevators, machine rooms, helipads, ventilation shafts, if any, or any other parts of the Building. If the installation, maintenance, repair, operation or removal of the Telecommunication Devices require any changes or modifications to any structural systems or components of the Building or any of the Building’s systems or equipment, Landlord shall have the right to either (i) perform such changes or modifications and Tenant shall pay for the actual

WATER’S EDGE
EXHIBIT G	[Electronic Arts]
-3-	EOP Matter ID No. 7467

costs thereof (without overhead or profit) within thirty (30) days after Notice thereof from Landlord to Tenant or (ii) require Tenant to perform such changes or modifications at Tenant’s sole cost and expense. If required by Landlord, in its reasonable discretion, or any governmental agency or authority, Tenant shall fully enclose the Transmission Devices Area with suitable fencing or other required enclosures, subject to the terms of Section 3.1, above. Landlord shall have the right to post notices of non-responsibility in connection with any work performed by Tenant or its agents or contractors in connection with this Agreement. The terms and conditions of Article 9 of the Lease shall specifically be applicable in connection with any work performed by Tenant or its agents or contractors in connection with the Telecommunication Devices or this Agreement.

     4.     Use of Transmission Devices Area. Tenant shall have the right to use the Building electricity, water, gas and heating, ventilation and air conditioning located on the roof of the Building for the operation of the Telecommunication Devices. Tenant will not store any materials in the Transmission Devices Area. Tenant will use the Transmission Devices Area solely for the Telecommunication Devices and not for any other purpose. Landlord and its agents may enter and inspect the Transmission Devices Area at any time. Concurrently with Tenant’s installation of any locks for the Transmission Devices Area, Tenant will deliver to Landlord a key for any such lock. Tenant will not materially interfere with the mechanical, electrical, heating, ventilation and air conditioning, or plumbing systems of the Building or the operation, reception, or transmission of any other satellite, microwave, or other broadcasting or receiving devices that are, or will be, located on the roof of, or in, the Building and or the Project.

     5.     Indemnification and Insurance. Tenant agrees and acknowledges that it shall use the Transmission Devices Area at its sole risk, and, expect to the extent caused by Landlord’s negligence or willful misconduct (unless the same is otherwise covered by insurance required to be maintained by Tenant under the Lease), Tenant absolves and fully releases Landlord and the “Landlord Parties,” as that term is defined in Section 10 of the Lease, from (i) any and all cost, loss, damage, expense, liability, and cause of action, whether foreseeable or not, arising from any cause, that Tenant may suffer to its personal property located in the Transmission Devices Area, or (ii) that Tenant or Tenant’s officers, agents, employees, or independent contractors Landlord or the Landlord Parties may suffer as a direct or indirect consequence of Tenant’s use of the Transmission Devices Area, the Telecommunication Devices or access areas to the Transmission Devices Area, or (iii) any other cost, loss, damage, expense, liability, or cause of action arising from or related to this Agreement. In addition, subject to the terms of Article 10 of the Lease, Tenant agrees to indemnify, defend, protect, and hold Landlord and the Landlord Parties harmless from and against any loss, cost, damage, liability, expense, claim, action or cause of action of any third party (including, but not limited to, reasonable attorneys’ fees and costs), whether foreseeable or not, resulting as a direct or indirect consequence of Tenant’s use of the Transmission Devices Area, the Telecommunication Devices or access areas to the Transmission Devices Area, except when such cost, loss, damage, expense, or liability is due to the negligence or willful misconduct of Landlord or the Landlord Parties (unless the same is otherwise covered by insurance required to be maintained by Tenant under the Lease). In addition, Tenant will procure and maintain, at Tenant’s sole expense, insurance in connection with the Transmission Devices Area, the Telecommunication Devices and the obligations assumed by Tenant under this

WATER’S EDGE
EXHIBIT G	[Electronic Arts]
-4-	EOP Matter ID No. 7467

Agreement, in the same amounts and with the same types of coverage as required to be procured by Tenant under the Lease.

     6.     Defaults. If Tenant fails to cure the breach of any of the covenants set forth in this Agreement within ten (10) business days following notice from Landlord (provided that such time period shall be extended so long as Tenant commences the cure within such ten (10) business day period and pursues such cure with due diligence to completion), Landlord shall have the right to terminate this Agreement upon written notice to Tenant. In addition, at the option of Landlord, breach of any of the covenants under this Agreement by Tenant will also constitute a default by Tenant under the Lease, and a default by Tenant under the Lease will also constitute a default by Tenant under this Agreement (in which event Landlord may terminate this Agreement upon notice to Tenant).

     7.     Notices. Any notice required or permitted to be given under this Agreement by Tenant or Landlord will be given under the terms of Section 29.14 of the Lease.

     8.     Incorporation of Lease Provisions. All applicable provisions of the Lease apply to Tenant’s payment of rent and other charges pursuant to this Agreement, and the Transmission Devices Area and Tenant’s use thereof in the same manner as those provisions apply to the Premises and are incorporated into this Agreement by this reference as though fully set forth in this Agreement. In the event of any conflicts between the provisions of this Agreement and the Lease, in connection with the interpretation of this Agreement only, the provisions of this Agreement shall govern.

     9.     No Warranty. Landlord has made no warranty or representation that the Telecommunication Devices are permitted by law and Tenant assumes all liability and risk in obtaining all permits and approvals necessary for the installation and use of the Telecommunication Devices. Landlord does not warrant or guaranty that Tenant will receive unobstructed transmission or reception to or from the Telecommunication Devices and Tenant assumes the liability for the transmission and reception to and from the Telecommunication Devices.

     10.     Assignment. Notwithstanding any contrary provision set forth in this Agreement above, this Agreement, and Tenant’s rights contained herein, may not be transferred or assigned to any other person or entity, and no person or entity other than Tenant (and its employees) and Tenant’s Affiliates and other Transferees permitted under the terms of the Lease but only to the extent any such entity is actually occupying all or a portion of the Premises, shall be entitled to use the Telecommunication Devices or the Transmission Devices Area.

WATER’S EDGE
EXHIBIT G	[Electronic Arts]
-5-	EOP Matter ID No. 7467

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

“Landlord”:

PLAYA VISTA - WATER’S EDGE, LLC, a Delaware limited liability company

By:

Name:

Title:

“Tenant”:

ELECTRONIC ARTS INC., a Delaware corporation

By:

Its:

By:

Its:

WATER’S EDGE
EXHIBIT G	[Electronic Arts]
-6-	EOP Matter ID No. 7467

EXHIBIT H

OUTLINE OF FIELD

(PRIOR TO CONSTRUCTION OF BUILDING 3)

BUILDING 2
LINCOLN BOULEVARD
FIELD AREA
BUILDING 1
JEFFERSON BOULEVARD

Water's Edge Tenant Study Los Angeles, CA

0' 10' 25' 50' 100'

July 25, 2003

Gensler

WATER’S EDGE
EXHIBIT H	[Electronic Arts]
-1-	EOP Matter ID No. 7467

EXHIBIT H-1

OUTLINE OF FIELD

(FOLLOWING CONSTRUCTION OF BUILDING 3)

BUILDING 3
BUILDING 1
LINCOLN BOULEVARD
JEFFERSON BOULEVARD
FIELD AREA
AREA: 60,000 SF
NOTE: FIELD AREA IS DETERMINED BY THE JEFFERSON BOULEVARD AND BREA WAY PROPERTY LINES AND THE EASTERN FACE OF THE EXISTING PARKING GARAGE.
0' 10' 25' 50' 100'

Water's Edge Tenant Study Los Angeles, CA

05.0172.000 *Exhibit H-2, Outline of Field*
(Post Commencement of Construction of Building 3)

July 21, 2005

Gensler

WATER’S EDGE
EXHIBIT H-1	[Electronic Arts]
-1-	EOP Matter ID No. 7467

EXHIBIT I

INTENTIONALLY DELETED

WATER’S EDGE
EXHIBIT I	[Electronic Arts]
-1-	EOP Matter ID No. 7467

EXHIBIT J

FORM OF MEMORANDUM OF LEASE
AND PURCHASE OPTION

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

ALLEN MATKINS LECK GAMBLE
& MALLORY LLP
1901 Avenue Of The Stars, Suite 1800
Los Angeles, California 90067-6050
Attention: Anton N. Natsis, Esq.

(Space Above For Recorder’s Use)

MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE (the “Memorandum”) is made as of the 31st day of July, 2003 by and between PLAYA VISTA – WATER’S EDGE, LLC, a Delaware limited company (“Landlord”) and ELECTRONIC ARTS INC., a Delaware corporation (“Tenant”).

R E C I T A L S:

     A.     Landlord and Tenant have entered into that certain unrecorded lease of even date herewith (the “Lease”). All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Lease.

     B.     Landlord and Tenant desire to provide notice that (i) Tenant hereby leases all of the rentable square footage in those certain office buildings (the “Buildings”) located at 5570 and 5510 Lincoln Boulevard, Los Angeles, California, as situated on that certain parcel of real property located in the County of Los Angeles, State of California, and all as more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference, and (ii) Tenant retains certain rights on and with respect to certain real property located adjacent to the Buildings, as more particularly set forth on Exhibit A-1, attached hereto (the “Adjacent Property”), all on the terms and conditions as more fully set forth in the Lease.

     C.     Landlord and Tenant have entered into that certain Project Agreement Re Right of First Offer to Purchase and Options to Purchase which relate to the Buildings (the “Purchase Option Agreement”).

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EXHIBIT J	[Electronic Arts]
-1-	EOP Matter ID No. 7467

     D.     NOW, THEREFORE, in consideration of the facts herein above set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

AGREEMENT

     1.     Demise of Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the terms and conditions set forth in the Lease, all of the approximately 243,432 rentable square feet of the Buildings. The Lease Commencement Date is as set forth in the Lease, and the term of the Lease shall terminate, subject to the options to renew set forth below, ten (10) years thereafter.

     2.     Limitation on Building 3 Rentable Square Footage, Field Location. In consideration of Tenant’s execution of the Lease, (i) Landlord has agreed that the total rentable square footage of “Building 3”, as that term is defined in the Lease, to the extent built upon the Adjacent Property, shall not exceed 130,000 rentable square feet of space (calculated in the same manner as Tenant’s rentable square footage was calculated under the Lease), and (ii) Landlord has agreed that the “Field” (which is located on the Adjacent Property) shall be located as set forth on Exhibit B attached hereto prior to the construction of Building 3 and as set forth on Exhibit B-1 following the construction of Building 3.

     3.     Options to Renew. Landlord hereby grants to Tenant, subject to the terms and conditions set forth in the Lease, two (2) options to extend the term of the Lease (for a period of five (5) years each) with respect to all space leased by Tenant in the Buildings (“Option to Extend”). Each Option to Extend is to be exercised, if at all, at least sixteen (16) months prior to the expiration of the then Lease Term.

     4.     Purchase Option. Subject to the terms of the Purchase Option Agreement, Landlord hereby grants to Tenant certain rights to purchase the Buildings, as more particularly set forth in such agreement.

     5.     Other Terms. The terms and conditions of the Lease and the Purchase Option Agreement are incorporated herein by this reference. This Memorandum is prepared and recorded for the purpose of putting the public on notice of the Lease and the Purchase Option Agreement, and this Memorandum in no way modifies the terms and conditions of the Lease or the Purchase Option Agreement. If there is any inconsistency between the terms and conditions of this Memorandum and the terms and conditions of the Lease or the Purchase Option Agreement, the terms and conditions of the Lease or the Purchase Option Agreement, as the case may be, shall control.

WATER’S EDGE
EXHIBIT J	[Electronic Arts]
-2-	EOP Matter ID No. 7467

     E.     IN WITNESS WHEREOF, the parties execute this Memorandum on the day and year first above written.

“Landlord”:

PLAYA VISTA – WATER’S EDGE, LLC, a Delaware limited liability company

By:	CA-Playa Vista Water’s Edge Limited Partnership,
a Delaware limited partnership,
its Co-Manager

	By:	EOM GP, L.L.C.,
a Delaware limited liability company,
its general partner

		By:	Equity Office Management, L.L.C.,
a Delaware limited liability company,
its non-member manager

By:

Name:

Title:

By:	Maguire Partners – PV Investor Partnership, L.P.,
a California limited partnership,
its Co-Manager

	By:		Maguire Partners – PV IP GP, LLC,
a California limited liability company,
its general partner

		By:	Maguire Partners SCS, Inc.,
a California corporation,
its Manager

By:

Name:

Title:

WATER’S EDGE
EXHIBIT J	[Electronic Arts]
-3-	EOP Matter ID No. 7467

“Tenant”:

ELECTRONIC ARTS INC.,
a Delaware corporation

By:

Its:

By:

Its:

WATER’S EDGE
EXHIBIT J	[Electronic Arts]
-4-	EOP Matter ID No. 7467

STATE OF	)
	)	ss.
COUNTY OF LOS ANGELES)

     On           , before me,           , a Notary Public in and for said state, personally appeared           , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

WATER’S EDGE
EXHIBIT J	[Electronic Arts]
-5-	EOP Matter ID No. 7467

STATE OF	)
	)	ss.
COUNTY OF LOS ANGELES)

     On                , before me,           , a Notary Public in and for said state, personally appeared      , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

STATE OF	)
	)	ss.
COUNTY OF LOS ANGELES)

     On          , before me,           , a Notary Public in and for said state, personally appeared           , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

WATER’S EDGE
EXHIBIT J	[Electronic Arts]
-6-	EOP Matter ID No. 7467

STATE OF	)
	)	ss.
COUNTY OF LOS ANGELES)

     On      , before me,      , a Notary Public in and for said state, personally appeared      , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

WATER’S EDGE
EXHIBIT J	[Electronic Arts]
-7-	EOP Matter ID No. 7467

EXHIBIT A

DESCRIPTION OF REAL PROPERTY

PHASE I
LEGAL DESCRIPTION

The land referred to in this policy is situated in the county of Los Angles, State of California, and is described as follows:

PARCEL A-1:

PARCEL 1 OF CERTIFICATE OF COMPLIANCE FOR LOT-LINE ADJUSTMENT RECORDED APRIL 10, 2001 AS INSTRUMENT NO. 01-600995 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS:

THAT PORTION OF LOTS 6 AND 7 OF TRACT NO. 49104-03, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 1240 PAGES 26 THROUGH 32 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF SAID LOT 6; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 6 NORTH 62º21’36” EAST 367.18 FEET; THENCE SOUTH 27º38’02” EAST 267.08 FEET TO A LINE PARALLEL WITH SAID NORTHWESTERLY LINE OF LOT 6 AND WHICH PASSES THROUGH A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 7 DISTANT THEREON NORTHWESTERLY 163.16 FEET FROM THE MOST WESTERLY, SOUTHERN CORNER OF LOT 8 OF SAID TRACT; THENCE SOUTH 62º21’36” WEST 337.78 FEET ALONG SAID PARALLEL LINE TO SAID SOUTHWESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID SOUTHWESTERLY LINE AND THE SOUTHWESTERLY LINE OF SAID LOT 6, THE FOLLOWING THREE COURSES:

1)	NORTH 27º04’18” WEST 102.84 FEET;

2)	NORTH 38º17’34” WEST 123.72 FEET TO THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 1,948.11 FEET.

3)	THENCE NORTHWESTERLY 43.32 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 01º16’26” TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE RIGHT TO ALL OIL, GAS AND OTHER HYDROCARBONS IN SAID LAND, TOGETHER WITH THE EXCLUSIVE RIGHT TO USE PERPETUALLY THE SUBSURFACE OIL AND/OR GAS FORMATIONS FOR INSPECTING, STORING AND WITHDRAWING NATURAL GAS THEREIN AND THEREFROM AND FOR REPRESSURING THE SAME, BUT NOT EXCLUDING OR RESERVING, HOWEVER, THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND OR ANY PART OR PORTIONS THEREOF, AS RESERVED BY THE UNITED

EXHIBIT A -1-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

STATES OF AMERICA, AND ITS ASSIGNS, BY DECREE ENTERED FEBRUARY 5, 1952, IN UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF CALIFORNIA, CENTRAL DIVISION, CASE NO. 2454-B, CIVIL; A CERTIFIED COPY OF WHICH WAS RECORDED FEBRUARY 18, 1952, AS INSTRUMENT NO, 3526, IN BOOK 38244 PAGE 397, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL A-2

PARCEL 2 OF CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT RECORDED APRIL 10, 2001 AS INSTRUMENT NO. 01-0600995, OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THAT PORTION OF LOTS 7 AND 8 OF TRACT NO. 49104-03, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 1240, PAGES 26 THROUGH 32 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 7 DISTANT THEREON NORTHWESTERLY 163.16 FEET FROM THE MOST WESTERLY, SOUTHERN CORNER OF SAID LOT 8; THENCE PARALLEL WITH THE NORTHERLY LINE OF LOT 6 OF SAID TRACT, NORTH 62°21’36” EAST 322.95 FEET TO A LINE WHICH BEARS SOUTH 27º38’02” EAST AND WHICH PASSES THROUGH A POINT IN SAID NORTHERLY LINE DISTANT NORTH 62°21’36” EAST 352.35 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 6; THENCE SOUTH 27°38’02” EAST 196.04 FEET TO THE SOUTHERLY LINE OF SAID LOT 8; THENCE ALONG THE SOUTHEASTERLY, SOUTHERLY AND SOUTHWESTERLY LINE OF SAID LOT 8 AND THE SOUTHWESTERLY LINE OF LOT 7 THE FOLLOWING THREE COURSES:

1)	SOUTH 61°14’56” WEST 285.50 FEET;

2)	NORTH 72°54’4l” WEST 54.60 FEET;

3)	NORTH 27°04’18” WEST 163.16 TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE RIGHT TO ALL OIL, GAS AND OTHER HYDROCARBONS IN SAID LAND, TOGETHER WITH THE EXCLUSIVE RIGHT TO USE PERPETUALLY THE SUBSURFACE OIL AND/OR GAS FORMATIONS FOR INSPECTING STORING AND WITHDRAWING NATURAL GAS THEREIN AND THEREFROM AND FOR REPRESSURING THE SAME, BUT NOT EXCLUDING OR RESERVING, HOWEVER, THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND OR ANY PART OR PORTIONS THEREOF, AS RESERVED BY THE UNITED STATES OF AMERICA, AND ITS ASSIGNS, BY DECREE ENTERED FEBRUARY 5, 1952, IN UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF CALIFORNIA, CENTRAL DIVISION, CASE NO. 2454-B, CIVIL; A CERTIFIED COPY OF WHICH WAS RECORDED FEBRUARY 18, 1952, AS INSTRUMENT NO. 3526, IN BOOK 38244 PAGE 397, OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXHIBIT A -2-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

PARCEL B.

EASEMENTS AS MORE PARTICULARLY DESCRIBED AND SET FORTH IN THAT CERTAIN “AGREEMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS (PLAYA VISTA PARKS AND LANDSCAPE CORPORATION/LOTS 6, 7 AND 8 OF TRACT NO. 49104-03 – JEFFERSON NORTH)” RECORDED DECEMBER 18, 2000 AS INSTRUMENT NO. 00-1961844 OF OFFICIAL RECORDS, SAID EASEMENTS ARE LOCATED OVER THE FOLLOWING DESCRIBED LAND:

LOT 4 OF TRACT NO. 49104-03, IN THE CITY OF LOS ANGELES, AS SHOWN ON MAP RECORDED IN BOOK 1240 PAGES 26 TO 32 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL C:

AN EASEMENT FOR DRIVEWAY PURPOSES AS DESCRIBED IN THAT CERTAIN COVENANT AND AGREEMENT FOR COMMON DRIVEWAY RECORDED DECEMBER 9, 1999 AS INSTRUMENT NO. 99-2273732 OF OFFICIAL RECORDS, EXECUTED BY PLAYA CAPITAL COMPANY, LLC IN FAVOR OF THE CITY OF LOS ANGELES, SAID EASEMENT HAVING BEEN CREATED BY THAT CERTAIN INSTRUMENT EXECUTED BY 1) PLAYA PHASE I APARTMENTS, LLC; 2) PLAYA CAPITAL COMPANY; 3) PLAYA PHASE I COMMERCIAL LAND LLC DATED DECEMBER 8, 2000 AND BEING RECORDED DECEMBER 18, 2000 AS INSTRUMENT NO. 00-1961846 OF OFFICIAL RECORDS, SAID EASEMENT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF LOTS 1 AND 4 OF TRACT NO. 49104-03, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA AS PER MAP FILED IN BOOK 1240, PAGES 26 TO 32 INCLUSIVE, OF MAPS, RECORDS OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF LOT 5 OF SAID TRACT NO. 49104-03; THENCE NORTH 27º38’24” WEST 182.00 FEET ALONG THE NORTHEASTERLY LINE OF SAID LOT 5 AND ITS NORTHWESTERLY PROLONGATION TO A LINE PARALLEL WITH AND 14.00 FEET NORTHWESTERLY OF THE NORTHWESTERLY LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL, LINE NORTH 62°21’36” EAST, 297.00 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHERLY AND HAVING A RADIUS OF 43.00 FEET, SAID CURVE BEING CONCENTRIC WITH AND 14.00 FEET NORTHERLY OF THE CURVED NORTHERLY LINE OF SAID LOT 4; THENCE NORTHEASTERLY, EASTERLY AND SOUTHEASTERLY 67.54 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90º00’00”; THENCE SOUTH 27°38’24” EAST 21.00 FEET ALONG A LINE PARALLEL WITH AND 14.00 FEET NORTHEASTERLY OF THE TANGENT PORTION OF THE GENERALLY NORTHERLY LINE OF SAID LOT 4 TO THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 20.00 FEET; THENCE SOUTHEASTERLY 15.51 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE

EXHIBIT A -3-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

OF 44°25’21” TO THE NON-TANGENT CURVED NORTHERLY LINE OF SAID LOT 4, SAID NON-TANGENT CURVE BEING CONCAVE NORTHERLY HAVING A RADIUS OF 27.00 FEET, AND TO WHICH INTERSECTION A RADIAL BEARS SOUTH 11°59’21” EAST; THENCE ALONG THE GENERALLY NORTHERLY, NORTHEASTERLY AND EASTERLY LINES OF SAID LOT 4, THE FOLLOWING FIVE COURSES:

1.	SOUTHEASTERLY 7.38 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 15°39’04”;

2.	NORTH 62º21’36” EAST 18.71 FEET TO A NON-TANGENT CURVE, CONCAVE NORTHEASTERLY HAVING A RADIUS OF 68.00 FEET AND TO WHICH INTERSECTION A RADIAL LINE BEARS SOUTH 78°35’06” WEST;

3.	SOUTHERLY 38.51 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 32º27’01”;

4.	SOUTH, 62°21’36” WEST 16.71 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 29.00 FEET;

5.	SOUTHWESTERLY 10.22 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 20°11’30” TO A NON-TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 20.00 FEET, BEING TANGENT AT ITS SOUTHEASTERLY TERMINUS WITH A LINE PARALLEL WITH AND 14.00 FEET NORTHEASTERLY OF THE TANGENT PORTION OF SAID GENERALLY EASTERLY LINE AND TO WHICH INTERSECTION A RADIAL LINE BEARS NORTH 76º16’21” WEST;

THENCE LEAVING SAID GENERALLY EASTERLY LINE OF LOT 4, SOUTHWESTERLY 14.44 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 41°22’03” TO SAID PARALLEL LINE; THENCE SOUTH 27º38’24” EAST 21.00 FEET ALONG SAID PARALLEL LINE TO THE BEGINNING OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 43.00 FEET AND BEING CONCENTRIC WITH AND 14.00 FEET EASTERLY OF THE CURVED SOUTHEASTERLY LINE OF SAID LOT 4; THENCE SOUTHEASTERLY, SOUTHERLY AND SOUTHWESTERLY 67.54 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90°00’00”; THENCE ALONG A LINE PARALLEL WITH AND 14.00 FEET SOUTHEASTERLY OF THE SOUTHEASTERLY LINE. OF SAID LOT 4, SOUTH 62°21’36” WEST 297.00 FEET TO THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 4; THENCE NORTH 27º38’24” WEST 14.00 FEET ALONG SAID PROLONGATION TO TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION OF SAID LAND AS DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF THE SOUTHWESTERLY 28.00 FEET OF THE SOUTHEASTERLY 34.00 FEET OF SAID LOT 4; THENCE ALONG THE NORTHEASTERLY LINE OF SAID SOUTHWESTERLY 28.00 FEET, NORTH 27º38’24” WEST 100.00 FEET TO THE BEGINNING OF A CURVE, CONCAVE

EXHIBIT A -4-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

EASTERLY, HAVING A RADIUS OF 20.00 FEET AND BEING TANGENT AT ITS NORTHEASTERLY TERMINUS WITH THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 14.00 FEET OF SAID LOT 4; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY 31.42 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90°00’00” TO SAID SOUTHEASTERLY LINE; THENCE NORTH 62º21’36” EAST 244.00 FEET ALONG SAID SOUTHEASTERLY LINE TO THE BEGINNING OF A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 20.00 FEET AND BEING TANGENT AT ITS SOUTHEASTERLY TERMINUS WITH A LINE PARALLEL WITH AND 14.00 FEET SOUTHWESTERLY OF THE TANGENT PORTION OF THE GENERALLY NORTHERLY LINE OF SAID LOT 4; THENCE NORTHEASTERLY, EASTERLY AND SOUTHEASTERLY 31.42 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 90°00’00” TO SAID PARALLEL LINE; THENCE SOUTH 27°38’24” EAST 100.00 FEET ALONG SAID PARALLEL LINE TO THE BEGINNING OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 20.00 FEET AND BEING TANGENT AT ITS SOUTHWESTERLY TERMINUS WITH THE NORTHWESTERLY LINE OF THE SOUTHEASTERLY 14.00 FEET OF SAID LOT 4; THENCE SOUTHEASTERLY, SOUTHERLY AND SOUTHWESTERLY 31.42 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 90°00’00” TO SAID NORTHWESTERLY LINE; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 62°21’36” WEST 244.00 FEET TO THE BEGINNING OF A CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 20.00 FEET AND BEING TANGENT AT ITS NORTHWESTERLY TERMINUS WITH THE NORTHEASTERLY LINE OF SAID SOUTHWESTERLY 28.00 FEET OF SAID LOT 4; THENCE SOUTHWESTERLY, WESTERLY AIM NORTHWESTERLY 31.42 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 90°00’00” TO THE MOST NORTHERLY CORNER OF THE SOUTHWESTERLY 28.00 FEET OF THE SOUTHEASTERLY 34.00 FEET OF SAID LOT 4.

End of Legal Description

EXHIBIT A -5-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

EXHIBIT A-1

DESCRIPTION OF ADJACENT PROPERTY

PHASE II
LEGAL DESCRIPTION

The land referred to in this policy is situated in the county of Los Angles, State of California, and is described as follows:

PARCEL A-3:

PARCEL 3 OF CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT RECORDED APRIL 10, 2001 AS INSTRUMENT NO. 01-0600995, OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOTS 6, 7 AND 8 OF TRACT NO. 49104-03, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 1240 PAGES 26 THROUGH 32 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY, EXCEPTING THEREFROM THAT PORTION LYING SOUTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE NORTHWESTERLY LINE OF SAID LOT 6 DISTANT THEREON NORTH 62°21’36” EAST 367.18 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 6; THENCE SOUTH 27º38’02” EAST 267.08 FEET TO A LINE PARALLEL WITH SAID NORTHWESTERLY LINE OF LOT 6 AND WHICH PASSES THROUGH A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 7 DISTANT THEREON NORTHWESTERLY 163.16 FEET FROM THE MOST WESTERLY, SOUTHERN CORNER OF LOT 8 OF SAID TRACT THENCE SOUTH 62°21’36” WEST ALONG SAID PARALLEL LINE 14.83 FEET; THENCE SOUTH 27°38’02” EAST 196.04 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 8.

EXCEPTING THEREFROM THE RIGHT TO ALL, OIL, GAS AND OTHER HYDROCARBONS IN SAID LAND, TOGETHER WITH THE EXCLUSIVE RIGHT TO USE PERPETUALLY THE SUBSURFACE OIL AND/OR GAS FORMATIONS FOR INSPECTING, STORING AND WITHDRAWING NATURAL GAS THEREIN AND THEREFROM AND FOR REPRESSURING THE SAME, BUT NOT EXCLUDING OR RESERVING, HOWEVER, THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND OR ANY PART OR PORTIONS THEREOF, AS RESERVED BY THE UNITED STATES OF AMERICA, AND ITS ASSIGNS, BY DECREE ENTERED FEBRUARY 5, 1952, IN UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF CALIFORNIA, CENTRAL DIVISION, CASE NO. 2454-B, CIVIL; A CERTIFIED COPY OF WHICH WAS RECORDED FEBRUARY 18, 1952, AS INSTRUMENT NO. 3526, IN BOOK 38244 PAGE 397, OFFICIAL, RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXHIBIT A-1 -1-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

PARCEL B.

EASEMENTS AS MORE PARTICULARLY DESCRIBED AND SET FORTH IN THAT CERTAIN “AGREEMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS (PLAYA VISTA PARKS AND LANDSCAPE CORPORATION/LOTS 6, 7 AND 8 OF TRACT NO. 49104-03 – JEFFERSON NORTH)” RECORDED DECEMBER 18, 2000 AS INSTRUMENT NO. 00-1961844 OF OFFICIAL RECORDS, SAID EASEMENTS ARE LOCATED OVER THE FOLLOWING DESCRIBED LAND:

LOT 4 OF TRACT NO. 49104-03, IN TIE CITY OF LOS ANGELES, AS SHOWN ON MAP RECORDED IN BOOK 1240 PAGES 26 TO 32 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL C:

AN EASEMENT FOR DRIVEWAY PURPOSES AS DESCRIBED IN THAT CERTAIN COVENANT AND AGREEMENT FOR COMMON DRIVEWAY RECORDED DECEMBER 9, 1999 AS INSTRUMENT NO. 99-2273732 OF OFFICIAL RECORDS, EXECUTED BY PLAYA CAPITAL COMPANY, LLC IN FAVOR OF THE CITY OF LOS ANGELES, SAID EASEMENT HAVING BEEN CREATED BY THAT CERTAIN INSTRUMENT EXECUTED BY 1) PLAYA PHASE I APARTMENTS, LLC; 2) PLAYA CAPITAL COMPANY; 3) PLAYA PHASE I COMMERCIAL LAND LLC DATED DECEMBER 8, 2000 AND BEING RECORDED DECEMBER 18, 2000 AS INSTRUMENT NO. 00-1961846 OF OFFICIAL RECORDS, SAID EASEMENT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF LOTS 1 AND 4 OF TRACT NO. 49104-03, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA AS PER MAP FILED IN BOOK 1240, PAGES 26 TO 32 INCLUSIVE, OF MAPS, RECORDS OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF LOT 5 OF SAID TRACT NO. 49104-03; THENCE NORTH 27º38’24” WEST 182.00 FEET ALONG THE NORTHEASTERLY LINE OF SAID LOT 5 AND ITS NORTHWESTERLY PROLONGATION TO A LINE PARALLEL WITH AND 14.00 FEET NORTHWESTERLY OF THE NORTHWESTERLY LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL, LINE NORTH 62°21’36” EAST, 297.00 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHERLY AND HAVING A RADIUS OF 43.00 FEET, SAID CURVE BEING CONCENTRIC WITH AND 14.00 FEET NORTHERLY OF THE CURVED NORTHERLY LINE OF SAID LOT 4; THENCE NORTHEASTERLY, EASTERLY AND SOUTHEASTERLY 67.54 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90º00’00”; THENCE SOUTH 27°38’24” EAST 21.00 FEET ALONG A LINE PARALLEL WITH AND 14.00 FEET NORTHEASTERLY OF THE TANGENT PORTION OF THE GENERALLY NORTHERLY LINE OF SAID LOT 4 TO THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 20.00 FEET; THENCE SOUTHEASTERLY 15.51 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE

EXHIBIT A-1 -2-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

OF 44°25’21” TO THE NON-TANGENT CURVED NORTHERLY LINE OF SAID LOT 4, SAID NON-TANGENT CURVE BEING CONCAVE NORTHERLY HAVING A RADIUS OF 27.00 FEET, AND TO WHICH INTERSECTION A RADIAL BEARS SOUTH 11°59’21” EAST; THENCE ALONG THE GENERALLY NORTHERLY, NORTHEASTERLY AND EASTERLY LINES OF SAID LOT 4, THE FOLLOWING FIVE COURSES:

1.	SOUTHEASTERLY 7.38 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 15°39’04”;

2.	NORTH 62º21’36” EAST 18.71 FEET TO A NON-TANGENT CURVE, CONCAVE NORTHEASTERLY HAVING A RADIUS OF 68.00 FEET AND TO WHICH INTERSECTION A RADIAL LINE BEARS SOUTH 78°35’06” WEST;

3.	SOUTHERLY 38.51 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 32º27’01”;

4.	SOUTH, 62°21’36” WEST 16.71 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 29.00 FEET;

5.	SOUTHWESTERLY 10.22 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 20°11’30” TO A NON-TANGENT CURVE, CONCAVE EASTERLY, HAVING A RADIUS OF 20.00 FEET, BEING TANGENT AT ITS SOUTHEASTERLY TERMINUS WITH A LINE PARALLEL WITH AND 14.00 FEET NORTHEASTERLY OF THE TANGENT PORTION OF SAID GENERALLY EASTERLY LINE AND TO WHICH INTERSECTION A RADIAL LINE BEARS NORTH 76º16’21” WEST;

THENCE LEAVING SAID GENERALLY EASTERLY LINE OF LOT 4, SOUTHWESTERLY 14.44 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 41°22’03” TO SAID PARALLEL LINE; THENCE SOUTH 27º38’24” EAST 21.00 FEET ALONG SAID PARALLEL LINE TO THE BEGINNING OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 43.00 FEET AND BEING CONCENTRIC WITH AND 14.00 FEET EASTERLY OF THE CURVED SOUTHEASTERLY LINE OF SAID LOT 4; THENCE SOUTHEASTERLY, SOUTHERLY AND SOUTHWESTERLY 67.54 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90°00’00”; THENCE ALONG A LINE PARALLEL WITH AND 14.00 FEET SOUTHEASTERLY OF THE SOUTHEASTERLY LINE. OF SAID LOT 4, SOUTH 62°21’36” WEST 297.00 FEET TO THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 4; THENCE NORTH 27º38’24” WEST 14.00 FEET ALONG SAID PROLONGATION TO TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION OF SAID LAND AS DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF THE SOUTHWESTERLY 28.00 FEET OF THE SOUTHEASTERLY 34.00 FEET OF SAID LOT 4; THENCE ALONG THE NORTHEASTERLY LINE OF SAID SOUTHWESTERLY 28.00 FEET, NORTH 27º38’24” WEST 100.00 FEET TO THE BEGINNING OF A CURVE, CONCAVE

EXHIBIT A-1 -3-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

EASTERLY, HAVING A RADIUS OF 20.00 FEET AND BEING TANGENT AT ITS NORTHEASTERLY TERMINUS WITH THE SOUTHEASTERLY LINE OF THE NORTHWESTERLY 14.00 FEET OF SAID LOT 4; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY 31.42 FEET ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90°00’00” TO SAID SOUTHEASTERLY LINE; THENCE NORTH 62º21’36” EAST 244.00 FEET ALONG SAID SOUTHEASTERLY LINE TO THE BEGINNING OF A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 20.00 FEET AND BEING TANGENT AT ITS SOUTHEASTERLY TERMINUS WITH A LINE PARALLEL WITH AND 14.00 FEET SOUTHWESTERLY OF THE TANGENT PORTION OF THE GENERALLY NORTHERLY LINE OF SAID LOT 4; THENCE NORTHEASTERLY, EASTERLY AND SOUTHEASTERLY 31.42 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 90°00’00” TO SAID PARALLEL LINE; THENCE SOUTH 27°38’24” EAST 100.00 FEET ALONG SAID PARALLEL LINE TO THE BEGINNING OF A CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 20.00 FEET AND BEING TANGENT AT ITS SOUTHWESTERLY TERMINUS WITH THE NORTHWESTERLY LINE OF THE SOUTHEASTERLY 14.00 FEET OF SAID LOT 4; THENCE SOUTHEASTERLY, SOUTHERLY AND SOUTHWESTERLY 31.42 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 90°00’00” TO SAID NORTHWESTERLY LINE; THENCE ALONG SAID NORTHWESTERLY LINE SOUTH 62°21’36” WEST 244.00 FEET TO THE BEGINNING OF A CURVE, CONCAVE NORTHERLY, HAVING A RADIUS OF 20.00 FEET AND BEING TANGENT AT ITS NORTHWESTERLY TERMINUS WITH THE NORTHEASTERLY LINE OF SAID SOUTHWESTERLY 28.00 FEET OF SAID LOT 4; THENCE SOUTHWESTERLY, WESTERLY AIM NORTHWESTERLY 31.42 FEET ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 90°00’00” TO THE MOST NORTHERLY CORNER OF THE SOUTHWESTERLY 28.00 FEET OF THE SOUTHEASTERLY 34.00 FEET OF SAID LOT 4.

End of Legal Description

EXHIBIT A-1 -4-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

EXHIBIT B

LOCATION OF FIELD

(PRIOR TO CONSTRUCTION OF BUILDING 3)

BUILDING 2
BUILDING 1
FIELD AREA
JEFFERSON BOULEVARD

Water's Edge Tenant Study Los Angeles, CA

0' 10' 25' 50' 100'

July 25, 2003

Gensler

EXHIBIT B -1-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

EXHIBIT B-1

LOCATION OF FIELD

(FOLLOWING CONSTRUCTION OF BUILDING 3)

BUILDING 2
GEN.
BUILDING 1
LINCOLN BOULEVARD
BRISA WAY
JEFFERSON BOULEVARD
FIELD AREA
AREA: 80,000 SF
NOTE: FIELD AREA IS DETERMINED BY THE JEFFERSON BOULEVARD AND ERISA WAY PROPERTY LINES AND THE EASTERN FACE OF THE EXISTING PARKING GARAGE.
0' 10' 25' 50' 100'

Water's Edge Tenant Study Los Angeles, CA

05.0172.000 *Exhibit H-2, Outline of Field*
(Post Commencement of Construction of Building 3)

July 21, 2003

Gensler

EXHIBIT B-1 -1-	WATER’S EDGE [Electronic Arts] EOP Matter ID No. 7467

EXHIBIT K

FORM OF RECOGNITION OF AMENDMENT TO COVENANTS,

CONDITIONS, AND RESTRICTIONS

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ALLEN, MATKINS, LECK, GAMBLE
             & MALLORY LLP
1901 Avenue of the Stars, 18th Floor
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq.

RECOGNITION OF AMENDMENT TO COVENANTS,

CONDITIONS, AND RESTRICTIONS

     This Recognition of Amendment to Covenants, Conditions, And Restrictions (this “Agreement”) is entered into as of the     day of          ,     , by and between PLAYA VISTA – WATER’S EDGE, LLC, a Delaware limited company (“Landlord”), and ELECTRONIC ARTS INC., a Delaware corporation (“Tenant”), with reference to the following facts:

     A.          Landlord and Tenant entered into that certain Office Lease dated          , 2003 (the “Lease”). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the “Premises”) located in the office buildings on certain real property described in Schedule 1 attached hereto and incorporated herein by this reference (the “Property”).

     B.          The Premises are located in two office buildings located on the Property.

     C.          Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, an amendment (the “Amendment”) to the Covenants, Conditions, and Restrictions recorded on     ,      (the “Declaration”), dated     ,     , in connection with the Property.

     NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     1.          Tenant’s Recognition of Declaration. Notwithstanding that the Lease has been executed prior to the recordation of the Amendment, Tenant agrees to recognize and be bound by all of the terms and provisions of the Declaration as amended by the Amendment.

WATER’S EDGE
EXHIBIT K	[Electronic Arts]
-1-	EOP Matter ID No. 7467

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed the      the day of      , 200_.

“Landlord”:

PLAYA VISTA - WATER’S EDGE, LLC, a Delaware limited liability company

By:

Name:
Title:

“Tenant”:

ELECTRONIC ARTS INC., a Delaware corporation

By:

Its:

By:

Its:

WATER’S EDGE
EXHIBIT K	[Electronic Arts]
-2-	EOP Matter ID No. 7467

STATE OF                                        )
                                                          ) ss.

COUNTY OF LOS ANGELES)

     On                , before me,                , a Notary Public in and for said state, personally appeared                , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

STATE OF                                        )
                                                           ) ss.

COUNTY OF LOS ANGELES)

     On                     , before me,                     , a Notary Public in and for said state, personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

WATER’S EDGE
EXHIBIT K	[Electronic Arts]
-3-	EOP Matter ID No. 7467

STATE OF                                        )
                                                           ) ss.

COUNTY OF LOS ANGELES)

     On                     , before me,                     , a Notary Public in and for said state, personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

STATE OF                                        )
                                                           ) ss.

COUNTY OF LOS ANGELES)

     On                     , before me,                     , a Notary Public in and for said state, personally appeared                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said State

WATER’S EDGE
EXHIBIT K	[Electronic Arts]
-4-	EOP Matter ID No. 7467

EXHIBIT L

INTENTIONALLY DELETED

WATER’S EDGE
EXHIBIT L	[Electronic Arts]
-1-	EOP Matter ID No. 7467

EXHIBIT M

HVAC SPECIFICATIONS

The indoor design temperatures are based on an outdoor summer dry bulb temperature of 91 degrees F and an outdoor summer wet bulb temperature of 67 degrees F and a winter outdoor design temperature of 37 degrees F. The indoor design temperatures will be controlled to not greater than 75 degrees F during the summer and no less than 70 degrees F during the winter. The building internal load shall not exceed 100 sq. ft. / person density, 1.5 Watts/sq. ft lighting and 2.0 Watts/sq. ft. receptacle loads.

WATER’S EDGE
EXHIBIT M	[Electronic Arts]
-1-	EOP Matter ID No. 7467

EXHIBIT N

JANITORIAL SPECIFICATIONS

1.	OFFICE AREAS (All Floors)

a.	Nightly Services (Five (5) nights per week)

1.	Empty all waste receptacles. Clean, and reline when needed. Remove material to designated areas.

2.	Remove recycling material when container is full (see weekly)

3.	Vacuum all carpeted main traffic and use areas, including conference rooms, reception areas, interior stairwells, hallways and corridors with the exception of individual offices (see weekly). Spot vacuum/clean all others areas as needed.

4.	Wash and sanitize all drinking fountains.

5.	Damp mop spillage in uncarpeted office areas.

6.	Spot clean carpets to remove light spillage. Report large spills and stains to supervisor.

7.	Assure all designated locked doors are closed after area has been cleaned.

8.	Activate all alarm systems as instructed by occupant (if applicable).

9.	Arrange chairs at desk and conference room tables and turn off lights upon exiting.

10.	Clean conference room tables and remove any remaining food items.

11.	Clean and sweep all lunchroom/eating areas. Wash and wipe tables and counter tops and clean sinks.

12.	Remove scuff marks on floor as needed.

b.	Weekly Services

1.	Remove recycling material when container is full.

2.	Vacuum all carpeted areas completely, private offices and cubicle interiors, desk knee area spaces and under waste containers.

3.	Dust and wipe clean with damp or treated cloth all office furniture, files, and cubicle partition tops, (DO NOT MOVE PAPERS).

4.	Remove all finger marks and smudges from all vertical surfaces, including doors, door frames, around light switches, private entrance glass, and partitions.

5.	Damp wipe and polish all glass furniture tops.

6.	Damp mop hard surfaced floors and/or uncarpeted surface floors.

7.	Sweep uncarpeted floors employing dust control techniques with exception of lunchroom (which is to be performed nightly)

c.	Monthly Services

1.	Dust and wipe clean chair bases and arms, telephones, cubicle shelves, window sills, relite ledges and all other horizontal surfaces as needed to maintain clean appearance (DO NOT MOVE PAPERS).

2.	Edge vacuum all carpeted areas, as needed.

WATER’S EDGE
EXHIBIT N	[Electronic Arts]
-1-	EOP Matter ID No. 7467